As filed with the Securities and Exchange Commission on April 18, 1997

                                              Securities Act File No. 33-[    ]
                                       Investment Company Act File No. 811-7626

-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM N-2
                        (Check appropriate box or boxes)

                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933   [X]
                           Pre-Effective Amendment No.    [ ]
                          Post-Effective Amendment No.    [ ]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940   [X]
                                 Amendment No. 5          [X]

                             ----------------------


                      PUTNAM MUNICIPAL OPPORTUNITIES TRUST
             (Exact name of registrant as specified in its charter)

               One Post Office Square, Boston, Massachusetts 02109 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 292-1000

                             ----------------------


                                 John R. Verani
                                 Vice President
                      Putnam Municipal Opportunities Trust
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and address of agent for service)

                                   Copies to:

     Frank P. Bruno, Esq.                            John W. Gerstmayr, Esq.
        Brown & Wood                                    Ropes & Gray
   One World Trade Center                           One International Place
  New York, New York 10048                      Boston, Massachusetts 02110-2624

                             ----------------------


                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

         It is proposed this filing will become effective when declared effective pursuant to Section 8(c).


                                                CALCULATION OF REGISTRATION FEE
===================================================================================================================================

    Title of Securities     Amount Being Registered       Proposed Maximum         Proposed Maximum               Amount of
     Being Registered                                      Offering Price              Aggregate              Registration Fee
                                                              Per Unit              Offering Price
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Remarketed Preferred Shares,
Series B and Series C                3,240                      $25,000                $81,000,000                $24,545.45
===================================================================================================================================


                      PUTNAM MUNICIPAL OPPORTUNITIES TRUST


                  Cross Reference Sheet Pursuant to Rule 495(a)
                        Under the Securities Act of 1933


PARTS A AND B OF PROSPECTUS*


Item No.                   Registration Statement Caption                               Location in Prospectus
--------                   ------------------------------                               ----------------------

    1.    Outside Front Cover ................................................  Outside Front Cover
    2.    Inside Front and Outside Back Cover Page............................  Inside Front and Outside Back Cover Page
    3.    Fee Table and Synopsis .............................................  Not Applicable
    4.    Financial Highlights ...............................................  Financial Highlights
    5.    Plan of Distribution ...............................................  Cover Page; Outside Front Cover; Prospectus
                                                                                Summary; Underwriting
    6.    Selling Shareholders ...............................................  Not Applicable
    7.    Use of Proceeds ....................................................  Outside Front Cover; Inside Front Cover;
                                                                                Prospectus Summary; Use of Proceeds;
                                                                                Investment Objective and Policies
    8.    General Description of Registrant...................................  Outside Front Cover; Inside Front Cover;
                                                                                Prospectus Summary; The Fund; Investment
                                                                                Objective and Policies; Other Investment
                                                                                Practices; Risk Factors and Special
                                                                                Considerations; Investment Restrictions;
                                                                                Taxation; Portfolio Transactions; Description of
                                                                                Shares; Description of RP; Financial Statements
    9.    Management .........................................................  Inside Front Cover; Prospectus Summary;
                                                                                Investment Manager; Trustees and Officers;
                                                                                Investment Management Contract;
                                                                                Administrative Services Contract; Portfolio
                                                                                Transactions; Custodian, Transfer Agent,
                                                                                Dividend Disbursing Agent and Registrar;
                                                                                Financial Statements
    10.   Capital Stock, Long-Term Debt,
          and Other Securities ...............................................  Prospectus Summary; Dividends and
                                                                                Distributions; Description of Shares;
                                                                                Description of RP; Taxation
    11.   Defaults and Arrears on Senior Securities ..........................  Not Applicable
    12.   Legal Proceedings ..................................................  Not Applicable
    13.   Table of Contents of Statement of
          Additional Information .............................................  Not Applicable
    14.   Cover Page .........................................................  Not Applicable
    15.   Table of Contents ..................................................  Not Applicable
    16.   General Information and History ....................................  Not Applicable
    17.   Investment Objective and Policies ..................................  Outside Front Cover; Inside Front Cover;
                                                                                Prospectus Summary; Investment Objective and
                                                                                Policies; Other Investment Practices; Risk
                                                                                Factors and Special Considerations; Investment
                                                                                Restrictions; Appendix B
    18.   Management .........................................................  Trustees and Officers
    19.   Control Persons and Principal
          Holders of Securities ..............................................  Description of Shares; Description of RP;
                                                                                Principal Holders of Securities
                                      -2-


    20.   Investment Advisory and Other Services .............................  Prospectus Summary; Investment Manager;
                                                                                Trustees and Officers; Investment Management
                                                                                Contract; Administrative Services Contract;
                                                                                Portfolio Transactions; Financial Statements
    21.   Brokerage Allocation and Other Practices ...........................  Portfolio Transactions
    22.   Tax Status .........................................................  Dividends and Distributions; Taxation
    23.   Financial Statements ...............................................  Experts; Report of Independent Accountants;
                                                                                Financial Statements

------------------


* Pursuant to General Instructions for Part B of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

PART C

    The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
                              Subject to Completion
                  Preliminary Prospectus Dated         , 1997
                                   $81,000,000

                      Putnam Municipal Opportunities Trust
                    Remarketed Preferred(R) Shares ["RP(R)"]
                              1620 Shares, Series B
                              1620 Shares, Series C
                    Liquidation Preference $25,000 Per Share

         Putnam Municipal Opportunities Trust (the "Fund") is a closed-end, non-diversified management investment company. The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as Putnam Investment Management, Inc., the Fund's investment manager ("Putnam"), believes is consistent with preservation of capital. The Fund seeks to achieve its investment objective primarily by investing in a portfolio of Municipal Bonds issued by or for the benefit of entities principally engaged in those sectors of the Municipal Bond market that in the opinion of Putnam, present the most attractive opportunities to attain a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

         The Fund is offering hereby 1,620 Remarketed Preferred Shares, Series B (the "Series B RP") and 1,620 Remarketed Preferred Shares, Series C (the "Series C RP" and with the Series B RP, "RP"), both with a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Dividends on each share of RP will be cumulative from the Date of Original Issue and will be payable, when, as and if declared, subject to certain exceptions, on each Dividend Payment Date for each such share. The Initial Dividend Period for the Series B RP will end on _______, 1997. The Initial Dividend Payment Date for the Series B RP will be _________, 1997, and the Applicable Dividend Rate on the Series B RP for the Initial Dividend Period will be ___% per annum. The Initial Dividend Period for the Series C RP will end on ______, 1997. The Initial Dividend Payment Date for the Series C RP will be _________, 1997, and the Applicable Dividend Rate on the Series C RP for the Initial Dividend Period will be ___% per annum. After the Initial Dividend Period for such series of RP, each subsequent Dividend Period for each series of RP will generally be a 7-day Dividend Period, provided that prior to a Remarketing the Fund may elect subject to certain limitations and upon giving notice to holders, a Special Dividend Period. The Applicable Dividend Rate in effect from time to time on the shares of each series of RP will be determined by the Remarketing Agent in a Remarketing in advance of the Dividend Period for such series, as more fully described herein. After the Initial Dividend Period, the Dividend Period and the Applicable Dividend Rate for such Dividend Period for each series of RP may differ.
                                                   (continued on following page)

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
                  THE SECURITIES AND EXCHANGE COMMISSION OR ANY
                   STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

====================================================================================================================
                                        Price to                      Sales                     Proceeds to
                                        Public(1)                    Load(2)                    Fund(1)(3)
--------------------------------------------------------------------------------------------------------------------
Per Share                                $25,000                     $______                      $______
--------------------------------------------------------------------------------------------------------------------
Total                                  $81,000,000                   $______                      $______
====================================================================================================================


(1) Plus accumulated dividends, if any, from the Date of Original Issue.

(2) The Fund has agreed to indemnify the Underwriter for certain liabilities, including certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(3) Before deducting offering expenses payable by the Fund, estimated at $______.

                              -------------------

       The shares of RP are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for each series of RP will be delivered to the nominee of The Depository Trust Company on or about ______, 1997.

(R)Registered trademark of Merrill Lynch & Co., Inc.


                               Merrill Lynch & Co.
                  The date of this Prospectus is ______, 1997.

(continued from front cover)

       Under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds rated investment grade at the time of investment or, if not rated, determined by Putnam to be of comparable quality. The Fund may invest up to 20% of its total assets in Municipal Bonds rated below investment grade or, if not rated, determined by Putnam to be of comparable quality at the time of investment. Such lower-rated securities involve a higher degree of risk and are predominantly speculative. The Fund may not invest more than 20% of its total assets in Municipal Bonds not rated by a nationally recognized rating service. There is no assurance that the Fund will achieve its investment objective. The Fund may invest an unlimited portion of its assets in Municipal Bonds that pay interest that is subject to the Federal alternative minimum tax. See "Investment Objective and Policies" and "Taxation."

       The Fund commenced investment operations in 1993. As of March 31, 1997, it had net assets of $259,790,772 and $40,000,000 in outstanding Remarketed Preferred Shares, Series A ("Series A RP"). The RP will be on a parity with the outstanding Series A RP as to payment of dividends and on liquidation.
The Fund's address is One Post Office Square, Boston, Massachusetts 02109, and its telephone number is (617) 292-1000. Investors are advised to read this Prospectus carefully and to retain it for future reference.



                          -----------------------------

       Dividends on the RP, to the extent payable from tax-exempt interest earned on the Fund's investments, will be exempt from Federal income tax in the hands of holders of such shares, subject to the possible application of the Federal alternative minimum tax. The Fund is currently required to allocate net capital gains and other taxable income, if any, proportionately among shares of Common Stock, Series A RP, Series B RP, and Series C RP. The Fund may either
(i) give notice of the amount of any taxable income to be included in the dividend prior to the Remarketing in which the Applicable Dividend Rate for such dividend will be determined, or (ii) include such taxable income in that dividend without giving such notice and increase the dividend by an amount to offset (on the basis of certain assumptions) the Federal tax effect thereof, all as more fully described herein. See "Taxation" and "Remarketing--Remarketing Schedule; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividend."

       Each share of RP subject to Tender and Dividend Reset may be tendered in a Remarketing by submitting to the Remarketing Agent no later than 12:00 noon, New York City time, on the Remarketing Date an order to sell such share on such date. Prospective purchasers should carefully review the Remarketing procedures described herein and should note that (i) any notice to tender or to hold shares is irrevocable, (ii) Remarketing will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Remarketing and (iv) ownership of RP will generally be maintained in book-entry form by or through the Securities Depository. There can be no assurance that shares tendered will be sold in a Remarketing. Shares of RP can only be transferred pursuant to a Remarketing or in the secondary market, if any. Shares of RP are redeemable, in whole or in part, at the option of the Fund (except during a Non-Call period) on each Dividend Payment Date, and under certain conditions, will be subject to mandatory redemption at $25,000 per share plus accumulated but unpaid dividends (plus, in the case of an optional redemption, any applicable premium). Shares of RP will not be redeemable at the option of the Fund during the Intitial Dividend Period. See "Description of RP--Redemption."

                               PROSPECTUS SUMMARY

       The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Appendices hereto. Capitalized terms not defined in this Summary are defined in the Glossary appearing on page 78 of this Prospectus or, in certain cases, are defined elsewhere herein.

THE FUND

       Putnam Municipal Opportunities Trust (the "Fund") is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on May 28, 1993. The Fund has outstanding 16,157,092 shares of common stock traded on the New York Stock Exchange under the symbol "PMO," and 800 shares of Series A RP (together with the RP, the "Preferred Shares"), liquidation preference $50,000 per share, which were issued on August 3, 1993. As of March 31, 1997, the Fund had net assets of $259,790,772. See "The Fund." The Fund is managed by Putnam Investment Management, Inc. ("Putnam").

THE OFFERING

       The Fund is offering 1,620 shares of each of the Series B RP and the Series C RP at a purchase price of $25,000 per share. The shares of RP are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriter (the "Underwriter" or "Merrill Lynch").

       The RP will be preferred shares of the Fund that entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for each series of RP. After the Initial Dividend Period, each subsequent Dividend Period for both series of RP will generally be 7 days in length or such other period as the Fund may determine for such series, as described below. The Applicable Dividend Rate for a particular Dividend Period for each series of RP will generally be determined by a Remarketing conducted on the Business Day next preceding the start of such Dividend Period. The RP will be on a parity with the outstanding Series A RP as to payment of dividends and on liquidation.

INVESTMENT OBJECTIVE AND POLICIES

       The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as Putnam, the Fund's investment manager, believes is consistent with the preservation of capital. The Fund seeks to achieve its investment objective primarily by investing in a portfolio of Municipal Bonds issued by or for the benefit of entities principally engaged in those sectors of the Municipal Bond market that in the opinion of Putnam present the most attractive opportunities to attain a high level of current income exempt from Federal income tax, consistent with the preservation of capital. There is no assurance that the Fund will achieve its objective.

       Under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds rated "investment grade" at the time of investment, or, if not rated, determined by Putnam to be of comparable quality. Investment grade Municipal Bonds are rated BBB or higher by S&P or Fitch or Baa or higher by Moody's (or equivalently rated by another nationally recognized rating service). The Fund may also invest up to 20% of its total assets in securities considered below "investment grade" and rated BB or B by S&P and Fitch and Ba or B by Moody's (or equivalently rated by another nationally recognized rating service) or, if not rated, determined by Putnam to be of comparable quality. The Fund will not invest more than 20% of its total assets in Municipal Bonds not rated by a nationally recognized rating service. See "Investment Objective and Policies," "Special Considerations and Risk Factors" and "Appendix C--Description of Municipal Bond Ratings."

       Under normal market conditions, the Fund may invest up to 50% of its total assets in any sector of the Municipal Bond market.

       The Fund may invest an unlimited portion of its assets in Municipal Bonds
subject to the Federal alternative minimum tax.   See "Taxation."

       In order to preserve capital, the Fund may engage in interest rate and other hedging transactions by purchasing and selling financial futures contracts and options on Municipal Bond indices and on U.S. Government securities. The Fund may also enter into forward commitments and repurchase agreements. These investment practices entail risks and may give rise to taxable income.

       The Fund may implement various temporary "defensive" strategies at times when Putnam determines that conditions in the markets for Municipal Bonds make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include an increase in the portion of the Fund's assets invested in high-quality Municipal Bonds and investments in taxable obligations.

INVESTMENT MANAGER

       Putnam has been a manager of mutual funds since 1937. Putnam serves as the investment manager for all funds in the Putnam family of funds, with approximately $133.7 billion in assets under management in over 7 million shareholder accounts as of December 31, 1996, including approximately $18 billion invested generally in Municipal Bonds. Putnam currently employs six portfolio managers dedicated to the Municipal Bond market, supported by 23 investment analysts and other research personnel. The Putnam Advisory Company, Inc., an affiliate, manages domestic and foreign institutional accounts and foreign mutual funds. Putnam Fiduciary Trust Company, another affiliate, provides investment advice to institutional clients under its banking and fiduciary powers. In addition to the Fund, the Putnam family of funds includes 17 closed-end funds, 8 of which, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam California Investment Grade Municipal Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, Putnam Managed Municipal Trust and Putnam High Yield Municipal Trust, invest primarily in Municipal Bonds. Putnam and its affiliates managed approximately $173.5 billion in assets as of December 31, 1996. See "Investment Manager."

INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICE FEES

       The Fund pays Putnam a quarterly investment management fee based on the average weekly net asset value of the Fund at the annual rate of 0.50% of the first $500 million of the average weekly net asset value of the Fund, 0.43% of the next $500 million, 0.39% of the next $500 million, and 0.35% of any excess over $1.5 billion of such average net asset value. The Fund pays Putnam a quarterly administrative services fee at the annual rate of 0.20% of the first $500 million of the average weekly net asset value of the Fund, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion of such average net asset value. Such fees will be reduced as described herein if dividends payable on the Preferred Shares including the RP during any dividend period plus expenses attributable to Preferred Shares for that period exceed the gross income of the Fund during that period attributable to the investment of the proceeds of the Preferred Shares. Putnam pays a fee from its own assets to Princeton Administrators, L.P., an affiliate of Merrill Lynch, at the rate of 0.15% of the Fund's average weekly net asset value for certain administrative services reduced if, among other things, the net asset value of the Fund exceeds $500 million. See "Investment Management Contract" and "Administrative Services Contract."

DIVIDENDS AND DIVIDEND PERIODS

       The Applicable Dividend Rate on the Series B RP for the Initial Dividend Period ending ______, 1997 will be ______% and the Applicable Dividend Rate on the Series C RP for the Initial Dividend Period ending ______, 1997 will be ______%. For each Dividend Period thereafter, except as otherwise described herein, the Applicable Dividend Rate on the shares of each series of RP will be the dividend rate per annum determined by the Remarketing Agent in its sole discretion (which discretion will be conclusive and binding on all holders of such series) in accordance with the remarketing procedures described below. See "Remarketing--Remarketing Procedures--Applicable Dividend Rates." Dividends on shares of each series of RP will be cumulative from their Date of Original Issue and will be payable, when, as and if declared by the Trustees, commencing on ______, 1997 for the Series B RP and ______, 1997 for the Series C RP. Thereafter, in the case of Dividend Periods which are not Special Dividend Periods, dividends will be payable generally on each succeeding ______ for the Series B RP and each succeeding______ for the Series C RP, subject to certain exceptions. Dividends for the RP will be paid through the Securities Depository (The Depository Trust Company or a successor securities depository) on each Dividend Payment Date for such series. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of RP--Dividends--Dividend Payment Dates." After the Initial Dividend Period for each series of RP, each Dividend Period will generally consist of 7 days (a "7-day Dividend Period"). However, the Fund may elect, prior to any Remarketing, a Special Dividend Period for either or both series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days (other than 7), evenly divisible by seven and not fewer than seven nor more than 364 (a "Short Term Dividend Period"), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Although the Fund does not currently intend to request a Special Dividend Period for either series of RP, it may elect to do so in the future. See "Description of RP--Dividends--Notification of Dividend Period."

DETERMINATION OF MAXIMUM DIVIDEND RATE

       Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period for either series of RP will not exceed the applicable Maximum Dividend Rate. The Maximum Dividend Rate will depend on the credit rating or ratings assigned to such shares and on the duration of the Dividend Period. The Maximum Dividend Rate for any Dividend Period of a series of RP will be the Applicable Percentage (specified below) of the Reference Rate on the applicable Remarketing Date. "Reference Rate" means (i) with respect to any Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate,
(ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 365 days, the U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate. The "Applicable Percentage" on any Remarketing Date for a series will be determined based on (i) the lower of the credit rating or ratings assigned on such date to shares of RP by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided to the Remarketing Agent, prior to the Remarketing establishing the Applicable Dividend Rate for the succeeding Dividend Period for such series, notification that net capital gain or other income subject to regular Federal income tax will be included in such dividend (a "Tax Notification"), as follows:


                                                Applicable        Applicable
                                                Percentage        Percentage
                                               of Reference      of Reference
                                                  Rate-             Rate-
  Moody's                   S&P               No Notification    Notification
  -------                   ---               ---------------    ------------

  "aa3" or higher           AA- or higher         110%             150%
  "a3" to "a1"              A- to A+              125%             160%
  "baa3" to "baa1"          BBB- to BBB+          150%             250%
  Below "baa3"              Below BBB-            200%             275%



There is no minimum Applicable Dividend Rate in respect of any Dividend Period for either series of RP.

         The Applicable Dividend Rate for any Dividend Period for either series of RP commencing during any Non-Payment Period, and the rate used to calculate any applicable late charge, will generally be 200% of the Reference Rate (or 275% of such rate if the Fund has provided a Tax Notification to the Remarketing Agent with respect to that Dividend Period for such series).

ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS

         Dividends paid by the Fund, to the extent paid from tax exempt interest earned on Municipal Bonds and properly designated as exempt-interest dividends, will be exempt from Federal income taxation, subject to the possible application of the Federal alternative minimum tax. The Fund is required to allocate net capital gain and other income subject to regular Federal income tax proportionately among the Common Shares, Series A RP, Series B RP, and Series C RP in accordance with the current practice of the Internal Revenue Service (the "IRS"). The Fund may notify the Remarketing Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of RP prior to the Remarketing establishing the Dividend Rate for such dividend. Alternatively, the Fund may include such income in a dividend on shares of RP without giving advance notice thereof if it increases the dividend by an additional amount to offset the Federal tax effect thereof as described herein. The amount of taxable income allocable to shares of RP will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant. If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to Federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Additional Dividends payable under the circumstances described in this Prospectus). See "Taxation" and "Remarketing--Remarketing Schedule; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividend."

         If the Fund characterizes retroactively all or a portion of a dividend already paid on shares of RP as consisting of net capital gain or other income subject to regular Federal income tax solely because (i) the Fund has redeemed all or a portion of the outstanding shares of RP or has liquidated and (ii) the Fund, in its judgment, believes it is required, in order to comply with the published position of the IRS described above, to allocate such taxable income to the RP, the Fund will pay Additional Dividends (calculated assuming a rate of tax equal to the Gross-up Tax Rate) to holders of shares of RP whose dividends were so recharacterized. Such Additional Dividends will not include an amount to compensate for the fact that the Additional Dividends or the amount so recharacterized may be subject to state and local taxes. Additional Dividends will be payable only in the foregoing circumstances. See "Description of RP--Dividends--Additional Dividends."

         The Fund will not be required to provide any notice of the prospective inclusion of, or increase any dividend on shares of RP (including through the payment of an Additional Dividend) as a result of the inclusion of, any taxable income in any dividend other than in the circumstances described above. No provision will be made to compensate holders of shares of RP for any alternative minimum tax liability in respect of distributions on RP. See "Description of RP--Dividends" and "Taxation."

REMARKETING

         The holder of a share of RP may elect to tender such share or hold such share for the next Dividend Period for such series by providing notice to the Remarketing Agent in connection with the Remarketing for that Dividend Period for such series. If the holder of a share of RP fails to make such an election, he shall continue to hold the share for the subsequent Dividend Period for such series at the Applicable Dividend Rate for such series determined in the Remarketing for such Dividend Period, unless the Dividend Period is a Special Dividend Period of more than 60 days.

         Prospective purchasers should carefully review the remarketing procedures described below and more fully detailed in this Prospectus, including the Appendices hereto, and should note that (i) an election to tender RP cannot be revoked except as provided in the Bylaws and as more fully described in this Prospectus, (ii) each Remarketing will be conducted through telephonic communications, (iii) settlement for purchases and sales in a Remarketing will be made on the Settlement Date, and (iv) each prospective purchaser and each holder of shares of RP will be bound by the remarketing procedures, including the Remarketing Agent's determination of the Applicable Dividend Rate pursuant to the remarketing procedures.

         REMARKETING SCHEDULE. A separate Remarketing will be held for each series of RP. Each Remarketing for RP will take place over a two-Business Day period consisting of the Remarketing Date (normally a _______ for Series B RP and a ______ for Series C RP) and the Settlement Date (normally a ______ for the Series B RP and a ______ for the Series C RP). An example of the time sequence of the events in a normal remarketing schedule is provided in Appendix A hereto. The first Remarketing Date for the Series B RP will be ______, 1997 and the first Remarketing Date for the Series C RP will be ___________, 1997.

         REMARKETING DATE. By 9:00 a.m., New York City time, on the Remarketing Date for a series of RP, the Remarketing Agent will, after canvassing the market and considering prevailing market conditions, provide to holders of shares of such series of RP subject to Tender and Dividend Reset non-binding indications of the Applicable Dividend Rate for the next succeeding 7-day Dividend Period or Special Dividend Period for such series, as the case may be. THE ACTUAL APPLICABLE DIVIDEND RATE FOR SUCH DIVIDEND PERIOD FOR SUCH SERIES MAY BE GREATER THAN OR LESS THAN THE RATE INDICATED IN SUCH NON-BINDING INDICATIONS (BUT NOT GREATER THAN THE APPLICABLE MAXIMUM DIVIDEND RATE FOR SUCH SERIES) AND WILL NOT BE DETERMINED UNTIL AFTER A HOLDER IS REQUIRED TO ELECT TO HOLD OR TENDER ITS SHARES OF RP OR A NEW PURCHASER IS REQUIRED TO AGREE TO PURCHASE SUCH SHARES OF RP. By 12:00 noon, New York City time, on such Remarketing Date, each holder of shares of RP subject to Tender and Dividend Reset must notify the Remarketing Agent of its desire on a share-by-share basis, either to tender such share at a price of $25,000 per share or to continue to hold such share for the next Dividend Period (whether a 7-Day Dividend Period or a Special Dividend Period). Any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences. However, any such notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period is irrevocable and may not be conditioned upon the level at which the Applicable Dividend Rate is set. Accordingly, the Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such rate preferences. Any such notice may not be revoked by the holder; provided that the Remarketing Agent may, in its sole discretion, (i) at the request of a holder that has tendered one or more shares of RP to the Remarketing Agent, waive such holder's tender and thereby enable such holder to continue to hold such share or shares for the next Dividend Period for such series, as agreed to by the holder and the Remarketing Agent at such time, so long as such tendering holder has indicated that it would accept the new Applicable Dividend Rate for such Dividend Period, and (ii) at the request of a holder that has elected to hold one or more of its shares of such series of RP, waive such holder's election with respect thereto, either such waiver to be contingent upon the Remarketing Agent's being able to remarket all shares of such series tendered to it in such Remarketing. Subject to the last sentence of this paragraph, holders of shares of RP that fail on a Remarketing Date for such shares to elect to tender or hold such shares will be deemed to have elected to continue to hold such shares for the next Dividend Period if each of the current Dividend Period and the next Dividend Period for such series is a 7-day Dividend Period or a Special Dividend Period of a series of 60 days or less. If, on a Remarketing Date for shares of a series of RP, the current Dividend Period for such series is a Special Dividend Period of more than 60 days, or the succeeding Dividend Period for such series has been designated by the Trustees as a Special Dividend Period of more than 60 days, then holders of such shares of such series that fail to elect to tender or hold such shares will be deemed to have elected to tender such shares.

         Between 12:00 noon and 3:00 p.m., New York City time, on each Remarketing Date for RP, except during a Non-Payment Period, the Remarketing Agent will determine the Applicable Dividend Rate for the next Dividend Period for such series, which will be the lowest rate per annum (but not greater than the applicable Maximum Dividend Rate) available, which the Remarketing Agent believes will enable the Remarketing Agent to remarket on behalf of the holders thereof all shares of such series of RP tendered to it on such Remarketing Date at a price of $25,000 per share. Such determination will be made in the sole discretion of the Remarketing Agent and will be conclusive and binding on the Fund and on the holders of shares of such series of RP.

         If a Remarketing for shares of a series of RP does not take place because there is no Remarketing Agent or the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period for such series of RP will be the applicable Maximum Dividend Rate, and such Dividend Period will be a 7-day Dividend Period. See "Remarketing." If the Remarketing Agent is unable to remarket on the Remarketing Date all shares of a series of RP tendered (or deemed tendered) to it at a price of $25,000 per share, the next Dividend Period for all shares of such series of RP will be a 7-day Dividend Period and the Applicable Dividend Rate therefor shall be the Maximum Dividend Rate for such 7-day Dividend Period. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share."

         There can be no assurance that the Remarketing Agent will be able to remarket all shares of a series of RP tendered in a Remarketing. If any shares of a series of RP tendered in a Remarketing are not remarketed, a holder thereof may be required to hold some or all of its shares of such series at least until the end of the next Dividend Period therefor or to sell its shares outside a Remarketing. In such case, the remarketing procedures may require an allocation of shares of such series of RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, which may result in a holder's selling a number of shares of such series of RP that is less than the number of such shares specified in such holder's tender order. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share," "Remarketing--Restrictions on Transfer" and "Remarketing--The Remarketing Agent."

         SETTLEMENT DATE. On a Settlement Date for shares of a series of RP, which will be the first Business Day following the related Remarketing Date and which will be the first day of the new Dividend Period for such series, each person purchasing shares of RP as a result of a Remarketing must pay, or cause its Agent Member to pay on its behalf, the purchase price against delivery of such shares by the holder thereof or its Agent Member.

         After the initial sale of shares of RP through this offering, settlement for purchases and sales of shares of RP in a Remarketing will generally be made with respect to each share of RP through the Securities Depository on the related Settlement Date therefor in accordance with its normal procedures, which provide for payment in same-day funds.

         Shares of RP tendered in a Remarketing will be purchased solely out of the proceeds received from purchasers of shares of such series of RP in such Remarketing. Neither the Fund, nor the Paying Agent or the Remarketing Agent will be obligated to provide funds to make payment upon any holder's tender in a Remarketing unless, in the case of the Paying Agent or the Remarketing Agent, the shares are purchased for its own account. Tendered shares of RP will also be subject to purchase in a Remarketing by the Remarketing Agent for its own account or as nominee for others, although the Remarketing Agent is not obligated to purchase any shares.

          REMARKETING AGENT. The Remarketing Agent for both series of RP initially will be Merrill Lynch. Performance by the Remarketing Agent will be subject to certain conditions. The Remarketing Agent may not terminate the Remarketing Agreement except in accordance with the procedures set forth in such agreement. See "Remarketing--The Remarketing Agent."

RESTRICTIONS ON TRANSFER

         Unless during a Non-Payment Period the Fund waives this requirement, shares of each series of RP will be held only by book entry through the Securities Depository. The Securities Depository maintains an account for each Agent Member, which, in turn, will maintain records of its clients' beneficial ownership. The Paying Agent will maintain a record of certain beneficial owners of shares of each series of RP, for purposes of determining owners entitled to participate in Remarketings and for certain other purposes. The Paying Agent will only record transfers of beneficial ownership, in a Remarketing or otherwise, of which it is notified in accordance with its procedures in effect from time to time. Any certificate for shares of RP will bear a legend to the effect that such certificate is issued subject to certain provisions restricting transfers of such shares. See "Remarketing--Restrictions on Transfer."

SECONDARY MARKET

         The Remarketing Agent has advised the Fund that it currently intends to make a secondary trading market in the shares of RP outside of Remarketings but has no obligation to do so. Neither series of RP will be registered on any stock exchange or on any automated quotation system. If the Remarketing Agent purchases shares of RP in the secondary market or in a Remarketing, it may be in the position of holding for its own account or as nominee for others shares of RP at the time it determines the Applicable Dividend Rate for such series in a Remarketing therefor, and may tender such shares in such Remarketing. See "Remarketing--Restrictions on Transfer--Secondary Market."

ASSET MAINTENANCE; RATING AGENCY REQUIREMENTS

         Under the Bylaws of the Fund (the "Bylaws"), the Fund must maintain 1940 Act RP Asset Coverage of at least 200%. See "Investment Objective and Policies--Asset Maintenance."

         In connection with their respective ratings of both series of RP, Moody's and S&P have each established asset coverage guidelines which are incorporated into the Bylaws. These guidelines require the Fund among other things to maintain investment-grade assets with a value (discounted in accordance with each rating agency's guidelines) equal to the RP Basic Maintenance Amount. They also impose restrictions on the securities in which the Fund may invest, limit the Fund's use of futures, options and forward commitments, and prohibit the use of borrowing for leverage and the Fund's entering into short sales, securities lending and reverse repurchase agreements. These requirements are explained in greater detail in Appendix B. If the Fund fails to meet such asset maintenance requirements and such failure is not cured, the Fund will be required under certain circumstances to redeem some or all of the shares of RP. See "Description of RP--Redemption".

MANDATORY REDEMPTION

         If the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage is not maintained or restored as specified herein, Preferred Shares will be subject to mandatory redemption on a date specified by the Trustees, out of funds legally available therefor. In such event, Series B RP and Series C RP would be redeemed at the redemption price of $25,000 per share, and Series A RP would be redeemed at the redemption price of $50,000, plus amounts equal in each case to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the number of shares necessary to restore the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the case may be. See "Description of RP--Redemption."

OPTIONAL REDEMPTION

         Except as described under "Description of RP--Redemption," shares of RP are redeemable, in whole or in part, at the option of the Fund, on the next succeeding scheduled Dividend Payment Date (except during a Non-Call Period) applicable to shares of such series of RP called for redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus any premium accruing during a Premium Call Period for such series.

LIQUIDATION PREFERENCE

         The liquidation preference of the shares of RP will be $25,000 per share plus accumulated but unpaid dividends, if any. See "Description of RP--Dividends--Dividend Payments" and "Description of
RP--Liquidation/Bankruptcy."

VOTING RIGHTS

         The Bylaws, in accordance with the 1940 Act, require that the holders of Preferred Shares, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time two years' dividends on the Preferred Shares are unpaid. The holders of Preferred Shares will vote as a separate series or class on certain other matters as required under the Bylaws, the 1940 Act and Massachusetts law. See "Description of RP--Voting Rights" and "Description of RP--Certain Provisions in the Declaration of Trust."

RATINGS

         It is a condition to their issuance that the shares of RP be issued with ratings of "aaa" from Moody's and AAA from S&P.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         The Fund's investment policies and practices entail certain risks. Various factors, including changes in interest rates, ratings, condition of the issuer, business conditions in the issuer's industry and general economic conditions, affect the value of municipal bonds and payment of principal and interest thereon. Securities rated below investment grade are considered to be speculative and may involve greater risk. Because the Fund is a "non-diversified" investment company, it is more likely to invest a higher percentage of its assets in the securities of a single issuer or of a limited number of issuers than a diversified investment company that invests in a broader range of securities. This practice involves an increased risk of loss to the Fund if the issuers were unable to make interest or principal payments or if the market values of such securities were to decline. Concentration of the Fund's investments in individual sectors of the Municipal Bond market involves special considerations and risks. As a result of its policy of concentrating its investments in sectors of the Municipal Bond market, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such sectors. Because of active management of the Fund's portfolio allocation, its portfolio turnover rate may be greater and the Fund will be more dependent on Putnam's investment analysis than funds with a policy of maintaining investments in a broader range of segments or sectors in the Municipal Bond market. Investment practices of the Fund, including investment in inverse floating obligations, engaging in interest rate and other hedging transactions, sales of futures contracts and options and entering into forward commitments and repurchase agreements, may increase risk to the Fund. The preferred position of the Preferred Shares, including the RP, on liquidation and the Fund's redemption obligations in the event that it fails to maintain the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage in part mitigate against the risks arising from the Fund's investment policies and practices.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of Federal tax law, and dividends paid to holders of RP, by the Fund may be taxable to shareholders under the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund. No provision will be made to compensate holders of RP for any alternative minimum tax liability in respect of distributions on the RP. Investors should consider the possible effect of the Federal alternative minimum tax on an investment in RP. See "Taxation."

         The 1940 Act RP Asset Coverage requirement and the rating agency asset maintenance guidelines require that the Fund maintain certain asset levels with respect to the Preferred Shares. See "Investment Objective and Policies--Asset Maintenance" and Appendix B. In the event that the Fund's assets fall below these levels, the Fund may be required to redeem some or all of the then outstanding shares of RP. See "Description of RP--Redemption."

         The credit rating of the RP could be reduced while an investor holds the RP. A decrease in the rating of a share of the RP may affect the ability to remarket the shares and may reflect a reduction in the Fund's ability to pay dividends and/or the redemption price and liquidation value in respect of the RP in accordance with the terms of the RP.

         The actual Applicable Dividend Rate for any dividend period after the Initial Dividend Period for a series of RP may be greater than or less than the rate indicated in the non-binding indications of the Applicable Dividend Rate furnished to holders of RP (but, except during a Non-Payment Period, not greater than the applicable Maximum Dividend Rate) and will not be determined until after a holder is required to elect to hold or tender its shares of RP.

         There can be no assurance that the Remarketing Agent will be able to remarket all shares of RP tendered in a Remarketing. If any shares of RP tendered in a Remarketing are not remarketed, a holder thereof may be required to hold some or all of its shares at least until the end of the next Dividend Period therefor (or longer if Remarketings continue to fail) or to sell its shares outside a Remarketing. In such case, the remarketing procedures may require an allocation of shares of such series of RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, which may result in a holder's selling a number of shares of such series of RP that is less than the number of shares specified in such holder's tender order. Thus, under certain circumstances, shares of RP may be illiquid investments. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share," "Remarketing--Restrictions on Transfer" and "Remarketing--The Remarketing Agent." Neither the Remarketing Agent nor the Fund is obligated to purchase shares of RP in a Remarketing or otherwise, nor is the Fund required to redeem shares of RP in the event of failed Remarketings.

         There can be no assurance that a secondary market for RP will develop or, if it does develop, that it will provide liquidity of investment.

         Under Federal tax law in effect on the date of this Prospectus, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligation (including shares of RP) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (and, in the case of individuals, portfolio investments). Currently proposed legislation would repeal this two-percent DE MINIMIS exception, which could reduce the total after-tax yield of the RP to investors to whom the DE MINIMIS exception would otherwise apply.

                              FINANCIAL HIGHLIGHTS

The table below presents selected per share data, total returns, and ratios for the life of the Fund for each share of beneficial interest. Except for financial information for the six months ended October 31, 1996, the information in the table has been audited and reported on by Coopers & Lybrand L.L.P., the Fund's independent auditors, whose report appears in this prospectus. See "Report of independent accountants."

                                                                                                     For the period
                                                                                                      May 28, 1993
                                   Six Months Ended                   Year Ended                      (commencement
                                   October 31, 1996                    April 30                     of operations) to
                                      (Unaudited)                  1996         1995                 April 30, 1994
                                 ---------------------             ----         ----                 --------------
Net Asset Value of common shares,        $13.50                   $13.23       $13.57                   $14.07(d)
  beginning of period

Investment Operations:
Net investment income                       .49                      .99         1.02                      .94(a)
Net realized and unrealized
 gain (loss) on investments                 .31                      .36         (.16)                    (.59)
Total from investment operations            .80                     1.35          .86                      .35

Less Distributions:
From net investment income
  To preferred shareholders                (.05)                    (.09)        (.08)                    (.05)(f)
  To common shareholders                   (.50)                    (.99)        (.99)                    (.70)
From net realized gain on
  investments:
  To common shareholders                   -                        -            (.09)                    (.05)
In excess of capital gains:
  To common shareholders                   -                        -            (.03)                    -
Total distributions                        (.55)                   (1.08)       (1.19)                    (.80)
Preferred share offering costs             -                        -            -                        (.05)
Common share offering costs                -                        -            (.01)(g)                 -
Net asset value of common shares,      $  13.75                 $  13.50     $  13.23                 $  13.57
  end of period
Market value of common shares,         $  13.875                $  13.625    $  12.250                $  12.625
  end of period

Total Investment Return of
  common shares at market
  value (%)(b)                              5.54*                   19.64         5.82                   (11.22)*

Net Assets, end of period
  (in thousands)
                                       $262,263                 $258,119     $253,785                 $259,295
Ratio of expenses to
  average net assets (%) (c)(e)             .57*                    1.05          .95                      .94*
Ratio of net investment income
  to average net assets (%) (c)            3.29*                    6.54         6.04                     6.14*
Portfolio Turnover rate (%)               12.36*                   49.97        59.13                    60.52*

UNAUDITED
Net assets, net of Preferred
  Shares, end of period
  (in thousands)                        $222,240                $218,048     $213,785                $219,295
                                        --------                --------     --------                --------

Preferred Shares outstanding, end
  of period (in thousands) (f)            40,000                  40,000       40,000                  40,000

Asset coverage per $50,000                  556%                    545%         534%                    548%



* Not annualized.

(a)Reflects a waiver of the management fee. As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)Represents initial net asset value of $14.10 less offering expenses of $0.03.

(e)The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

(f)Remarketed Preferred Shares, Series A, were issued on August 3, 1993.

(g)Adjustments of the original offering costs to reflect actual costs incurred.

                                    THE FUND

         Putnam Municipal Opportunities Trust (the "Fund") is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on April 1, 1993, and commenced operations on May 28, 1993. The Fund has outstanding 16,157,092 shares of common stock which trade on the New York Stock Exchange under the symbol "PMO." The Fund also has outstanding 800 shares of Series A RP. As of March 31, 1997, the Fund had net assets of $259,790,772. A copy of the Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
The Fund's principal office is located at One Post Office Square, Boston, Massachusetts 02109, and its telephone number is (617) 292-1000.


                               INVESTMENT MANAGER

         The Fund's investment manager is Putnam Investment Management, Inc. ("Putnam"), a Massachusetts corporation with offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly owned subsidiary of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

         Putnam has been managing mutual funds since 1937. The firm serves as the investment manager for the funds in the Putnam family, with approximately $133.7 billion in assets in over 7 million shareholder accounts as of December 31, 1996, including approximately $18 billion generally invested in Municipal Bonds. In addition to the Fund, the Putnam family of funds includes 17 closed-end funds, 8 of which, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam California Investment Grade Municipal Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, Putnam Managed Municipal Trust, and Putnam High Yield Municipal Trust, invest primarily in Municipal Bonds. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and foreign mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. Putnam and its affiliates managed approximately $173.5 billion in assets as of December 31, 1996.

         Putnam performs a detailed credit analysis on all of the Municipal Bonds in which a fund invests. Putnam currently employs 6 portfolio managers dedicated to the Municipal Bond market, supported by 23 investment analysts and other research personnel. Their investment analysis is supported by Putnam's computer modeling techniques and issuer data base. The portfolio manager who is currently primarily responsible for the day-to-day management of the Fund's portfolio is identified under "Trustees and Officers" below. Putnam considers a Municipal Bond's rating by a national rating service as only one factor in its analysis of the security.

                                 USE OF PROCEEDS

         The net proceeds of this offering are estimated to be $______, after payment of the sales load and offering expenses.

         The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated not to exceed three months from completion of the offering, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high-quality, short-term money market instruments.

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of October 31, 1996, and as adjusted to give effect to the issuance of the RP offered hereby.


                                                                                            Actual              As Adjusted
Preferred Shares, without par value, 6,000 shares authorized;                            $40,000,000           $121,000,000
     800 shares of Series A RP issued and outstanding at $50,000 per share liquidation preference; as adjusted for issuance of 1,620 shares of Series B RP and 1,620 shares of Series C RP issued and outstanding at
     $25,000 per share liquidation preference

Common Shares, without par value, unlimited shares                                      $226,378,559           ---------------
authorized; 16,157,092 shares issued and outstanding

Undistributed net investment income                                                         $140,090           ---------------
Net unrealized appreciation of investments                                                $4,961,811
                                                                                                               ---------------
Accumulated net realized loss on investments                                              (9,217,828)
                                                                                         -----------           ---------------
Net assets                                                                              $262,262,632
                                                                                        ============           ===============


                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as Putnam believes is consistent with preservation of capital.

         The Fund will seek to achieve its investment objective primarily by investing in a portfolio of Municipal Bonds issued by or for the benefit of entities principally engaged in those sectors of the Municipal Bond market that in the opinion of Putnam present the most attractive opportunities to attain a high level of current income exempt from Federal income tax, consistent with the preservation of capital. Under normal market conditions, the Fund will not invest more than 50% of its total assets in any one sector. In managing the Fund's portfolio, Putnam will perform detailed analyses of the sectors of the Municipal Bond market, and, depending on the results of its analysis, may from time to time adjust the proportion of the Fund's assets allocated among the various sectors. Putnam's analyses will be based on a variety of factors, including market conditions, general economic conditions, technological developments and political considerations. The sectors in which the Fund invests and the proportion of the Fund, if any, allocated to such sectors may change over time. Investment in a limited number of sectors in the Municipal Bond market and active management of portfolio allocation involve certain risks.

         Under normal market conditions, the Fund will invest at least 80% of its total assets in Municipal Bonds rated investment grade at the time of investment or, if not rated, determined by Putnam to be of comparable quality. Investment grade Municipal Bonds are rated BBB or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") (or equivalently rated by another nationally recognized rating service) in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. For a description of the ratings of each of the rating agencies, see Appendix C to this Prospectus.

         The Fund may invest up to 20% of its total assets in securities that are rated BB or B by S&P and Fitch and Ba or B by Moody's (or equivalently rated by another nationally recognized rating service) in the case of long-term obligations (and equivalently rated in the case of short-term obligations) or, if non-rated, determined by Putnam to be of comparable quality, at the time of investment. The Fund may only invest in securities rated at least B or in unrated securities deemed by Putnam to be of comparable quality. While offering opportunities for higher yields, such lower-rated securities are considered by the rating agencies or by Putnam, as the case may be, below investment grade and to involve higher risk. Such lower-rated securities are regarded by the rating agencies or by Putnam, as the case may be, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. See "Risk Factors--Lower-rated Municipal Bonds" and Appendix C.

         The Fund will not invest more than 20% of its total assets in Municipal Bonds not rated by a nationally recognized rating service at the time of commitment. Although the ratings of S&P, Fitch, or Moody's of the Municipal Bonds in the Fund's portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch, or Moody's, as the case may be, at the time of issuance of the rating, of the issuer's ability to make timely payments of interest and to repay principal or the economic viability of the special revenue source. Such ratings, however, do not reflect an assessment of the market value of the obligation. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam will monitor the investment to determine whether continued investment in the security is consistent with the Fund's investment objective. The rating services undertake no obligation to update their ratings of securities. See Appendix C.

         The Fund may invest an unlimited portion of its assets in Municipal Bonds subject to the Federal alternative minimum tax, and as a result a substantial portion of the Fund's distributions may be taxable to certain shareholders. Subject to the limitations set forth in this Prospectus, the Fund may engage in certain hedging transactions involving the use of futures contracts, options on futures contracts, and options on indices of Municipal Bonds and on U.S. Government securities. Such hedging transactions may give rise to taxable gains. All or a portion of the Fund's distributions may be subject to state and local taxation.

         An investment in the Fund may not be appropriate for all investors, and there is no assurance the Fund will achieve its investment objective.

MUNICIPAL BONDS

         Municipal Bonds include obligations of States and their political subdivisions, and a territory or a U.S. possession, or any of their agencies, instrumentalities or other governmental units, the interest on which, in the opinion of bond counsel, is exempt from federal income tax other than minimum corporate income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, or to fund short-term cash requirements. They may also include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities.

         Short-term Municipal Bonds may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Municipal Bonds may also include obligations issued by certain other governmental entities, such as U.S. territories, if these debt obligations generate interest income that is exempt from federal income tax.

         The two principal classifications of Municipal Bonds are general obligation and special obligation (or special revenue obligation) bonds.

         General obligation bonds involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer.

         Special obligation (or special revenue obligation) bonds are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation bonds, whose credit quality is tied to the private user of the facilities.

         The fund may also invest in securities representing interests in Municipal Bonds known as "inverse floating obligations" or "residual interest bonds." These obligation pay interest rates that vary inversely with changes in the interest rates of specified short-term Municipal Bonds or an index or short-term Municipal Bonds. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate Municipal Bonds.

         The Fund may also invest in participations in lease obligations or installment purchase contract obligations and tax-exempt commercial paper. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purposes on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

         Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

SELECTION OF INVESTMENTS

         Putnam will buy and sell securities for the Fund's portfolio with a view to seeking a high level of current income exempt from Federal income tax and will select securities constituting a portfolio which Putnam believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding Municipal Bonds permitted by its investment policies if Putnam determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. Putnam will be free to take full advantage of the entire range of maturities offered by Municipal Bonds and may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

PORTFOLIO TURNOVER

         The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other investment companies.

        Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. See "Financial Highlights."

RATING AGENCY GUIDELINES

         The composition of the Fund's portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for the shares of RP on their date of original issue of at least "aaa" by Moody's and AAA by S&P. Moody's and S&P, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described under "Investment Objective and Policies--Asset Maintenance" and in Appendix B have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are generally designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of RP, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines include a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

ASSET MAINTENANCE

         1940 Act RP Asset Coverage. The Fund will be required under the Bylaws to maintain, as of the last Business Day of each month in which any shares of RP are outstanding, asset coverage of at least 200% with respect to outstanding senior securities which are stock, including the shares of RP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act RP Asset Coverage"). If the Fund fails to maintain 1940 Act RP Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See "Description of RP--Redemption."

         Based on the composition of the Fund's portfolio at October 31, 1996, 1940 Act RP Asset Coverage with respect to the shares of RP, following the issuance of all shares of RP offered hereby and after giving effect to payment of the estimated sales load and offering costs for the shares of RP, would be computed as follows:


                           Value of Fund assets less
                         liabilities not constituting
                                Senior securities
                            ______________________       = ________ = __%
                               Senior securities
                          representing indebtedness
                             plus liquidation value
                             of the Preferred Shares

         Based on the composition of the Fund's portfolio at April 30, 1997, the 1940 Act RP Asset Coverage following the issuance of all shares of RP offered hereby would be approximately ___%.

         RP BASIC MAINTENANCE AMOUNT. In connection with their respective ratings of the RP, Moody's and S&P have each established asset coverage guidelines which are incorporated into the Bylaws designed to ensure the payment of the liquidation preference and the Fund's other obligations in respect of its outstanding shares of RP. These guidelines require the Fund among other things to maintain investment-grade assets with a value (discounted in accordance with each rating agency's guidelines) equal to the RP Basic Maintenance Amount. These guidelines impose restrictions on the securities in which the Fund may invest, limit the Fund's use of futures, options and forward commitments, and prohibit the use of borrowing for leverage and the Fund's entering into short sales, securities lending and reverse repurchase agreements. These requirements are explained in greater detail in Appendix B. If the Fund fails to meet such requirements and such failure is not cured, the Fund will be required under certain circumstances to redeem some or all of the shares of RP. See "Description of RP--Redemption."

         GENERAL. The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of RP may, at any time, change or withdraw any such rating. As set forth in the Bylaws, the Trustees may, without shareholder approval, modify certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, provided in certain cases the Trustees have obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the RP.

         As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the RP are not recommendations to purchase, hold or sell shares of RP, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. Nor do the rating agency guidelines address the likelihood that a holder of shares of RP will be able to sell such shares in a Remarketing. The ratings are based on current information furnished to Moody's and S&P by the Fund and Putnam and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

                           OTHER INVESTMENT PRACTICES

         The Fund may engage in the following incidental investment practices, some of which may result in taxable income, and each of which may involve certain special risks. The investment guidelines imposed by Moody's and S&P limit, and in some cases prohibit, the Fund's use of certain of these investment practices without the express authorization of the applicable rating agency.

         FINANCIAL FUTURES AND OPTIONS. The Fund may invest in options and certain financial futures contracts. There can be no assurance that the Fund's hedging transactions will be effective. For so long as shares of RP are rated by Moody's, the Fund will not purchase or sell futures contracts or write, purchase or sell options on futures contracts or write put or call options (except covered call or put options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of RP by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively "Moody's Hedging Transactions"), subject to the limitations described in Appendix B. For so long as shares of RP are rated by S&P, the Fund will not purchase or sell futures contracts or write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the rating then assigned to the shares of RP by S&P, except that the Fund may purchase or sell futures contracts based on the Municipal Index or Treasury Bonds with remaining maturities of ten years or more and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions") subject to the limitations described in Appendix B.

         The Fund may purchase and sell financial futures contracts and options, including index futures contracts on the Municipal Bond Index. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time the Fund enters into and terminates an index futures contract, the fund realizes a gain or loss.

         The Fund may also purchase and sell put and call options on index futures or on indexes directly, in addition to or as an alternative to purchasing and selling index futures. The Fund may also purchase and sell futures contracts and related options on U.S. Treasury securities, including U.S. Treasury bills, notes and bonds ("U.S. government securities") and options directly on U.S. government securities.

         In addition, the Fund may purchase put and call options on, or warrants to purchase, Municipal Bonds either directly or through custodial arrangements in which the Fund and other investors own an interest in one or more options on Municipal Bonds.

         The Fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for nonhedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment.

         The use of futures and options involves certain special risks and may result in the realization of taxable income or capital gains. Futures and options transactions involve costs and may result in losses.

         Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the Fund, of the underlying bond index or U.S. government securities and, in the case of hedging transactions, of the Municipal Bonds that are the subject of the hedge.

         Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions. The successful use of these strategies further depends on the ability of Putnam to forecast interest rates and market movements correctly.

          See Appendix D for more detailed information about these practices, including limitations designed to reduce risks.

         FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date, beyond customary settlement time ("forward commitments"), if it holds, and maintains until the settlement date in a segregated account, cash, cash equivalents or short-term, fixed income securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Putnam deems it appropriate to do so. The Fund may realize capital gains or losses upon the sale of forward commitments.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to up to 25% of its total assets (taken at current value). A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Putnam will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements generally will give rise to taxable income.

         CERTAIN RESTRICTIONS. For so long as shares of RP are rated by Moody's or S&P, the Fund will not, unless it has received any required written confirmation from Moody's or S&P, as the case may be, that such action would not impair the ratings then assigned to the RP by Moody's or S&P, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities, (ii) engage in short sales of securities, (iii) lend any portfolio securities, (iv) issue any class or series of shares of beneficial interest ranking prior to the RP with respect to the payment of dividends or the distribution of assets upon liquidation of the Fund, (v) merge or consolidate into or with any other corporation or entity, (vi) engage in reverse repurchase agreements, or (vii) designate a new Pricing Service.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding Common Shares and of the outstanding Preferred Shares of the Fund, each voting as a separate class, or (2) 67% or more of the Common Shares and of the Preferred Shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding Shares of each class are represented at the meeting in person or by proxy). The Fund may not:

                  1. Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction 2 below or with respect to transactions involving financial futures, options, and other financial instruments.

                  2. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

                  3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the Federal securities laws.

                  4. Purchase or sell real estate, although it may purchase
               securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

                  5. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

                  6. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

                  7. With respect to 50% of its total assets, invest in the
               securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities.

                  8. With respect to 50% of its total assets, acquire more than
               10% of the outstanding voting securities of any issuer.

                  9. Purchase securities (other than securities of the U.S.
               Government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

         All percentage limitations on investments described in this Prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and the Fund's policy under normal market conditions to invest at least 80% of its assets in Municipal Bonds, the other investment policies described in this Prospectus are not fundamental and may be changed by approval of the Fund's Trustees.

                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are responsible for the general oversight of the Fund's business. The Trustees and executive officers of the Fund and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.

Trustees

          George Putnam (70), Chairman and President. Chairman and Director of Putnam Investment Management, Inc. and Putnam Mutual Funds Corp. Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc.(b)

          William F. Pounds (68), Vice Chairman. Professor of Management, Alfred
P. Sloan School of Management, Massachusetts Institute of Technology. Director of EG&G, Inc., IDEXX Laboratories, Inc., Perseptive Biosystems, Inc., Management Sciences for Health, Inc. and Sun Company, Inc.(b)

          Jameson A. Baxter (53). President, Baxter Associates, Inc. (a management and financial consultant). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta Corporation. Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

          Hans H. Estin (68). Vice Chairman, North American Management Corp. (a registered investment adviser). Director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company.(b)

          John A. Hill (55). Chairman and Managing Director, First Reserve Corporation (a registered investment adviser). Director of Maverick Tube Corporation, PetroCorp Incorporated, Snyder Oil Corporation, Weatherford Enterra, Inc. and various First Reserve Funds.

---------------

(a)  George Putnam, III is the son of George Putnam.
(b) Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

         Ronald J. Jackson (53). Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and the Peabody Essex Museum.

          Elizabeth T. Kennan (59). President Emeritus and Professor, Mount Holyoke College. Director of the Kentucky Home Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots. Trustee of the University of Notre Dame.

          Lawrence J. Lasser (54). Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc.

          Robert E. Patterson (52). Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership (a registered investment adviser).

          Donald S. Perkins (69). Director of various corporations, including AON Corp., Cummins Engine Company, Inc., Current Assets L.L.C., Illinova and Illinois Power Company, Inland Steel Industries, Inc., LaSalle Street Fund, Inc., Lucent Technologies, Inc., Springs Industries, Inc. (a textile manufacturer), and Time Warner Inc.

          George Putnam, III (45). President, New Generation Research, Inc. (publisher of bankruptcy information) and New Generation Advisors, Inc. (a registered investment adviser).(a)

          A.J.C. Smith (62). Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc. Director, Trident Corp.

          W. Nicholas Thorndike (63). Director of various corporations and charitable organizations, including Courier Corporation, Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co.

OFFICERS

          Charles E. Porter (58), Executive Vice President. Managing Director of Putnam Investment Management, Inc. and Putnam Investments, Inc. Executive Vice President of the Putnam Funds.

          Patricia C. Flaherty (50), Senior Vice President, Senior Vice President of Putnam Investment Management, Inc. and Putnam Investments, Inc.

          John D. Hughes (62), Senior Vice President and Treasurer of the Putnam Funds.

          Gordon H. Silver (49), Vice President. Director and Senior Managing Director of Putnam Investment Management, Inc. and Putnam Investments, Inc. Vice President of the Putnam Funds.

          Gary N. Coburn (50), Vice President. Senior Managing Director of Putnam Investment Management, Inc. and Putnam Investments, Inc. Vice President of certain of the Putnam Funds.

          Jerome J. Jacobs (38), Vice President. Managing Director of Putnam Investment Management, Inc. and Putnam Investments, Inc.

          William J. Curtin (37), Vice President. Managing Director of Putnam Investment Management, Inc. and Putnam Investments, Inc.

          Blake E. Anderson (40), Vice President. Managing Director of Putnam Investment Management, Inc.

          William N. Shiebler (55), Vice President. Director and Senior Managing Director of Putnam Investments, Inc. President and Director of Putnam Mutual Funds Corp. Vice President of the Putnam Funds.

          John R. Verani (57), Vice President. Senior Vice President of Putnam Investment Management, Inc. and Putnam Investments, Inc. Vice President of the Putnam Funds.

          Paul G. Bucuvalas (46), Assistant Treasurer. Assistant Treasurer of the Putnam Funds.

---------------

(a)  George Putnam, III is the son of George Putnam.
(b) Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

          Paul M. O'Neil (43), Vice President. Vice President of Putnam Investment Management, Inc. and Putnam Investments, Inc.

          Beverly Marcus (52), Clerk and Assistant Treasurer. Clerk and Assistant Treasurer of the Putnam Funds.


                                ---------------


          Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to 1996, Mr. Curtin was Managing Director of Lehman Brothers. Prior to 1996, Mr. Jacobs was Principal at The Vanguard Group. Prior to 1993, Mr. Jackson was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc.

          Mr. Anderson is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Anderson has been employed by Putnam Investment Management, Inc. for the past 9 years, in the management of tax exempt funds in the Putnam family of funds.

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The current practice of the Trustees is to meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1996 and the fees paid to each Trustee by all of the Putnam funds during calendar 1996:

TRUSTEE COMPENSATION TABLE


                                                                 Pension or            Estimated annual
                                        Aggregate                retirement benefits   benefits from all        Total compensation
                                        compensation             accrued as part of    Putnam Funds             from all
Trustees/Year                           from the Fund(1)         Fund expenses(2)      upon retirement(3)       Putnam Funds (4)
-------------                           -------------            -------------         ---------------          ----------------
Jameson A. Baxter/1994 (5)              $                        $                         $85,646                  $172,291
Hans H. Estin/1972                                                                          85,646                   171,291
John A. Hill/1985 (5)                                                                       85,646                   170,791
Ronald J. Jackson/1996 (6)                                                                  85,646                    94,807
Elizabeth T. Kennan/1992                                                                    85,646                   171,291
Lawrence J. Lasser/1992                                                                     85,646                   169,791
Robert E. Patterson/1984                                                                    85,646                   182,291
Donald S. Perkins/1982                                                                      85,646                   170,291
William F. Pounds/1971 (7)                                                                  98,146                   197,291
George Putnam/1957                                                                          85,646                   171,291
George Putnam, III/1984                                                                     85,646                   171,291
A.J.C. Smith/1986                                                                           85,646                   169,791
W. Nicholas Thorndike/1992                                                                  85,646                   181,291


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2)The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.

(3)Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.

(4)As of December 31, 1996, there were 96 funds in the Putnam family.

(5)Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter and Mr. Hill as of April 30, 1996 were $______ and $______, respectively, including income earned on such amounts.

(6)Elected as a Trustee in May 1996.

(7)Includes additional compensation for service as Vice Chairman of the Putnam Funds.

         Under a Retirement Plan for Trustees of the Putnam Funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the Funds is entitled to receive an annual retirement equal to one half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

         The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of
1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

                         PRINCIPAL HOLDERS OF SECURITIES

         Except as set forth in the following table, no person or "group" (as defined by regulation of the Securities and Exchange Commission) was known to the Fund to be the beneficial or record owner of 5% or more of the Common Shares of the Fund as of April 30, 1997.



                                         Amount of
       Name and Address               Record Ownership               Percent
       ----------------               ----------------               -------






         As of April 30, 1997, the officers and Trustees of the Fund owned less than 1% of the outstanding Common Shares.

         Except as set forth in the following table, no person or "group" (as defined by regulation of the Securities and Exchange Commission) was known to the fund to be the beneficial or record owner of 5% or more of the Series A RP, as of April 30, 1997.




                                         Amount of
       Name and Address               Record Ownership               Percent
       ----------------               ----------------               -------





         As of April 30, 1997, Officers and Trustees of the Fund owned less than 1% of the outstanding Series A RP.

                         INVESTMENT MANAGEMENT CONTRACT

         Under a Management Contract between the Fund and Putnam, subject to such policies as the Trustees may determine, Putnam, at its own expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, Putnam also places all orders for the purchase and sale of the Fund's portfolio securities.

         As compensation for the services rendered and expenses borne by Putnam under the Management Contract, the Fund pays Putnam a quarterly fee based on the Fund's average net asset value (determined as described below), including assets attributable to any RP that may be outstanding, at the annual rate of 0.50% of the first $500 million of the average net asset value of the Fund, 0.43% of the next $500 million, 0.39% of the next $500 million, and 0.35% of any excess over $1.5 billion of such average net asset value. If dividends payable on the Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the gross income of the Fund during that period attributable to the investment of the proceeds of the Preferred Shares, then the fee payable to Putnam for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam pursuant to the Management Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam pursuant to the Management Contract and the administrative services fee otherwise payable to Putnam under the Administrative Services Contract, described below, between the Fund and Putnam; provided, however, that the amount of such reduction for any such dividend period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of shares of the Preferred Shares outstanding during the dividend period, by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to Putnam during such period pursuant to the Management Contract would constitute without giving effect to such reduction. Average net asset value is to be determined by taking the average of the weekly determinations of the net asset value, determined at the close of the last business day of each week, for each week which ends during the quarter.

         Under the Management Contract, under which the management fee payable to Putnam was paid at the rate described above, the Fund incurred the following fees in the preceding three fiscal periods:

                                                       Reflecting a reduction
                                                       in the following
  Fiscal                    Management                 amounts pursuant
  period                    fee paid                   to a fee waiver
  ------                    --------                   ---------------
  1996                      $1,308,444                 $0
  1995                      $1,270,593                 $0
  1994                      $1,216,887                 $54,452


         The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Putnam, on 30 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of the lesser of (i) 67% or more of the Common Shares and Preferred Shares, voting together as a single class, if the holders of more than 50% of the Common Shares and Preferred Shares are present or represented by proxy, or (ii) 50% or more of the Common Shares and Preferred Shares, voting together as a single class.

         The Management Contract provides that Putnam shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties on the part of Putnam.


                        ADMINISTRATIVE SERVICES CONTRACT

         Under an Administrative Services Contract between the Fund and Putnam, Putnam, at its own expense and subject to the control of Trustees, manages, supervises, and conducts the non-investment related affairs and business of the Fund, furnishes office space and equipment, and provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding transfer agency services). As compensation for the services rendered, facilities furnished, and expenses borne by Putnam under the Administrative Services Contract, the Fund will pay Putnam a quarterly fee based on the Fund's average net asset value (determined as described below) including assets attributable to any Preferred Shares that may be outstanding, at the annual rate of 0.20% of the first $500 million of the average net asset value of the Fund, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any excess over $1.5 billion of such average net asset value. If dividends payable on Preferred Shares during any dividend period plus expenses attributable to Preferred Shares for that period exceed the gross income of the Fund during that period attributable to the investment of the proceeds of such Preferred Shares, then the administrative services fee payable to Putnam for that period will be reduced by an amount equal to the product of such excess and a fraction, the numerator of which shall be the fee otherwise payable to Putnam pursuant to the Administrative Services Contract and the denominator of which shall be the sum of the fee otherwise payable to Putnam pursuant to the Administrative Services Contract and the management fee otherwise payable to Putnam under the Management Contract between the Fund and Putnam; provided, however, that the amount of such reduction for any such period shall not exceed the amount determined by multiplying (i) the aggregate liquidation preference of the average number of shares of such Preferred Shares outstanding during that period, by (ii) the percentage of the aggregate net asset value of the Fund which the fee payable to Putnam during such period pursuant to the Administrative Services Contract would constitute without giving effect to such reduction. Average net asset value is determined by taking the average of the weekly determinations of the net asset value, determined as of the close of the last business day of each week, for each week that ends during the quarter. In providing services under the Administrative Services Contract, Putnam utilizes certain administrative services provided by Princeton Administrators, L.P. ("Princeton"), an affiliate of Merrill Lynch, pursuant to the contract between Putnam and Princeton described below.

         Under the terms and conditions of the Administrative Services Contract, in addition to the fee paid to Putnam, the Fund reimburses Putnam for a portion of the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other funds in the Putnam Family, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements will be determined annually by the Trustees. Putnam pays all other salaries of officers of the Fund. The Fund pays all expenses not otherwise borne by Putnam including, without limitation, legal, custody, and shareholder servicing expenses.

         Pursuant to the Administrative Services Contract, the Fund incurred fees in the amount of $523,393 during fiscal 1996. In addition, the Fund reimbursed Putnam in the amount of $8,421 for administrative services during fiscal 1996, including $7,377 for compensation of certain fund officers.

         The Administrative Services Contract provides that Putnam shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties on the part of Putnam.

         Putnam has entered into an agreement with Princeton for certain administrative services which Putnam utilizes in providing services to the Fund under the Administrative Services Contract. Services provided to Putnam by Princeton may include, among other things, the preparation or review of certain filings with governmental and regulatory authorities and of reports to shareholders and securities rating agencies. Putnam from its own assets (and not from the assets of the Fund) pays a fee to Princeton for such services in an amount equal to 0.15% of the average weekly net assets of the Fund. The rate at which the fee is payable by Putnam will be reduced if, among other things, the net asset value of the Fund exceeds $500 million. Princeton has no responsibility with respect to the Fund's investments.

                             PORTFOLIO TRANSACTIONS
INVESTMENT DECISIONS

         Investment decisions for the Fund and for the other investment advisory clients of Putnam and its affiliates, The Putnam Advisory Company, Inc. and Putnam Fiduciary Trust Company, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients rather than other clients even though it could have been bought or sold for such other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

         Most purchases and sales of portfolio investments by the Fund will be with underwriters of or dealers in tax exempt municipal securities and other tax exempt securities, acting as principal. In such cases, the price paid by the Fund usually will include an undisclosed dealer commission or markup. Accordingly, the Fund will not ordinarily pay significant brokerage commissions. In underwritten offerings, the price paid by the Fund will include a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Putnam will place orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of broker-dealers. In so doing, Putnam will seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         The following table shows brokerage commissions paid by the Fund during the fiscal periods indicated:

      Fiscal                             Brokerage
      period                             commissions
      ------                             -----------
      1996                               $   847
      1995                               $63,946
      1994                               $______


         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam receives brokerage and research services from many broker-dealers with which Putnam places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam's managers and analysts. Where the services referred to above are not used exclusively by Putnam for research purposes, Putnam, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam and its affiliates, The Putnam Advisory Company, Inc. and Putnam Fiduciary Trust Company, in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam and its affiliate receive these services even though Putnam might otherwise be required to purchase some of these services for cash.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Management Contract, Putnam may cause the Fund to pay a broker-dealer which provides brokerage and research services to Putnam an amount of disclosed commission for effecting a securities transaction on a stock exchange or other agency basis for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         The following table shows transactions placed by the Fund with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services rendered to Putnam and its affiliates:

           Dollar
           value                     Percent of
           of these                  total                      Amount of
           transactions              transactions               commissions
           ------------              ------------               -----------
           $1,421,709                4.59%                      $13,424

         The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam or an affiliate in connection with the purchase and sale of portfolio securities of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract. Putnam seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such policies as the Trustees may determine, Putnam may consider sales of shares of the Fund by underwriters and dealers in this offering or in the previous offerings of the Fund's Common and Preferred Shares (and, if permitted by law, sales of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The Fund determines the net asset value of its Common Shares at least once each week as of the close of business on the last day on which the New York Stock Exchange is open. Net asset value of the Common Shares is determined by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

         Municipal Bonds are stated on the basis of valuations provided by a pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Fund believes that reliable market quotations are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by such pricing service will be based upon fair market value determined on the basis of the factors listed above. Securities, other than tax-exempt securities, for which market quotations are readily available are stated at market value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. If any securities held by the Fund are restricted as to resale, Putnam determines their fair value following procedures approved by the Trustees. The Trustees periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of securities, if any (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.


                                   REMARKETING

GENERAL

         The Bylaws provide that the Applicable Dividend Rate for each series of RP for each Dividend Period therefor (except the Initial Dividend Period) will be (i) unless such Dividend Period commences during a Non-Payment Period (described below under "Description of RP--Dividends--Non-Payment Period; Late Charge"), equal to the lower of (a) the rate per annum that the Remarketing Agent determines on the Remarketing Date preceding the first day of such Dividend Period pursuant to the procedures set forth in the Bylaws and (b) the applicable Maximum Dividend Rate or (ii) if such Dividend Period commences during a Non-Payment Period, equal to the Non-Payment Period Rate, which is a multiple (generally 200%) of the Reference Rate described below under "Remarketing--Remarketing Procedures--Reference Rate." During a Non-Payment period, each Dividend Period which commences will be a 7-day Dividend Period, the shares of RP will not be subject to Tender and Dividend Reset, and the holders of RP will not be able to tender their shares in a Remarketing. See "Description of RP--Dividends--Non-Payment Period; Late Charge."

         The Fund will enter into a Paying Agent Agreement with __________________. The Paying Agent Agreement will provide, among other things, that the Paying Agent will (i) act as transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications (including notices of redemption) with respect to the RP and (ii) carry out certain other procedures. See "Description of RP--Redemption."

REMARKETING SCHEDULE; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDEND

         A separate Remarketing will be held for each series of RP. Each Remarketing for the shares of each series of RP will take place over a two-Business Day period consisting of the Remarketing Date (normally a ______ for Series B RP and a _______ for Series C RP) and the Settlement Date (normally a ______ for Series B RP and a _______ for Series C RP).

         If, for example, in the case of Series B RP, ______ or ______ of a particular week is not a Business Day, the normal remarketing schedule will be adjusted as follows: (i) if _____ is not a Business Day, _______ shall be the Remarketing Date and ______ shall be the Settlement Date; and (ii) if ______ is not a Business Day, ______ shall be the Remarketing Date and ______ shall be the Settlement Date. If, for any reason, neither of the foregoing clauses can be given effect, the Remarketing Agent shall, in its sole discretion, adjust the remarketing schedule as appropriate to complete such Remarketing.

         A description of the time sequence of the events in a normal remarketing schedule is provided in Appendix A to this Prospectus.

         The Internal Revenue Service has taken the position in a published revenue ruling that the Fund is required for each taxable year to allocate net capital gain and other income subject to regular Federal income tax, if any, proportionately with respect to each of its classes of shares in accordance with the percentage of total Fund distributions received by each such class of shares with respect to such year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of the Common Shares, Series A RP, Series B RP, and Series C RP in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as provided by applicable law. Whenever the Fund intends to include any net capital gain or other income subject to regular Federal income tax in a dividend on shares of any series of RP solely because the Fund, in its judgment, believes it is required, in order to comply with the published position of the Internal Revenue Service, to allocate taxable income to such shares, the Fund may notify the Remarketing Agent of the amount to be so included at least five Business Days prior to the Remarketing Date on which the Applicable Dividend Rate for such dividend is to be established. Alternatively, if the Fund has not provided the notice referred to in the preceding sentence, yet nevertheless prior to paying the dividend intends to include such income in a dividend on shares of any series of RP solely because the Fund, in its judgment, believes it is required, in order to comply with the published position of the Internal Revenue Service, to allocate such income to shares of any series of RP, it will (i) increase the dividend by an amount such that the return to a holder of RP with respect to such dividend (as so increased and after giving effect to Federal income tax at the Gross-Up Tax Rate) equals the Applicable Dividend Rate and (ii) notify the Paying Agent of the additional amount to be included in the dividend at least five Business Days prior to the applicable Dividend Payment Date. In the event the Fund has provided notice of an inclusion of taxable income in an upcoming dividend on RP as referred to above, yet, after giving such notice but prior to paying the dividend the Fund intends to include additional taxable income in such dividend solely because, in the judgment of the Fund, it is required to do so in order to comply with the IRS's published ruling, the Fund will (i) increase the dividend by an amount such that the return to a holder of RP with respect to such dividend (as so increased and after giving effect to Federal income tax at the Gross-Up Tax
Rate) shall equal the return such holder of RP would have received, after application of Federal income tax, if such additional amount of taxable income were not included in such dividend (and such dividend were not increased to take account of any additional taxable income) and (ii) notify the Paying Agent of the additional amount to be included in the dividend at least five Business Days prior to the applicable Dividend Payment Date. Neither the underlying dividend nor the additional amounts referred to in the two preceding sentences will be increased to compensate for the fact that they may be subject to state and local taxes. The Gross-Up Tax Rate shall be equal to the sum of (i) the percentage of the taxable income included in the dividend that is taxable for Federal income tax purposes as ordinary income, multiplied by the greater of (A) the highest marginal Federal corporate income tax rate (without regard to the phase-out of graduated rates) applicable to ordinary income or (B) the highest marginal Federal individual income tax rate applicable to ordinary income (including any surtax but without regard to any phase-out of personal exemptions or any limitation on itemized deductions), and (ii) the percentage of the taxable income included in the dividend that is taxable for Federal income tax purposes as long-term capital gain, multiplied by the greater of (A) the highest marginal effective Federal corporate income tax rate (without regard to the phase-out of graduated rates) applicable to long-term capital gain or (B) the highest marginal effective Federal individual income tax rate applicable to long-term capital gain (including any surtax and computed by taking into account the effective reduction of such rate by any available capital gain deduction or exclusion, but without regard to any phase-out of personal exemptions or any limitation on itemized deductions). If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to Federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Additional Dividends payable under the circumstances described in this Prospectus). The Fund will not be required to provide any notice of the prospective inclusion of, or increase any dividend on shares of any series of RP as a result of the inclusion of, any taxable income in any dividend (other than in the circumstances described above and in the circumstances under which the Fund is required to pay Additional Dividends). No provision will be made to compensate holders of shares of RP for any alternative minimum tax liability in respect of distributions on shares of RP. See "Description of RP--Dividends--Additional Dividends."

THE REMARKETING AGENT

         The Remarketing Agent for the RP initially will be Merrill Lynch.

         The Fund will enter into a Remarketing Agreement with the Remarketing Agent which will provide, among other things, that the Remarketing Agent will follow certain procedures for remarketing shares of RP on behalf of holders thereof as provided in the Bylaws for the purpose of determining the Applicable Dividend Rate that will enable the Remarketing Agent to remarket shares of each series of RP tendered to it at a price of $25,000 per share for a 7-day Dividend Period or a Special Dividend Period, as the case may be. See "Remarketing--Remarketing Procedures--Applicable Dividend Rates" below. Each periodic operation of such procedures with respect to shares of RP is referred to as a "Remarketing." Under certain circumstances, shares of RP tendered in a Remarketing may be tendered or purchased by the Remarketing Agent for its own account. See "Remarketing--Remarketing Procedures--Tender by Holders" below.

         For its services in determining the Applicable Dividend Rate and remarketing shares of RP for a 7-day Dividend Period, the Remarketing Agent will receive from the Fund a fee for such period calculated at a rate equal to approximately .25% per annum of the average amount of RP outstanding during the Dividend Period. If the Dividend Period is a Special Dividend Period longer than 60 days, the Fund will instead pay to the Remarketing Agent a fee, to be determined by mutual consent of the Fund and the Remarketing Agent, based on the selling concession that would be applicable to an underwriting of a fixed or variable rate preferred stock issue with a similar dividend period. The Remarketing Agent will pay to selected broker-dealers a portion of the fees described above, reflecting shares sold through such broker-dealers to purchasers in Remarketings.

         The Fund and Putnam have agreed to indemnify the Remarketing Agent against certain liabilities arising out of or in connection with its duties under the Remarketing Agreement.

         Any Remarketing Agent may resign and be discharged from its duties with respect to the RP under a Remarketing Agreement by giving at least 60 days' prior notice in writing to the Fund, the Securities Depository, the

Paying Agent and each other Remarketing Agent, if any, and the Fund may remove a Remarketing Agent under a Remarketing Agreement by giving at least 60 days' prior notice in writing to such Remarketing Agent, the Securities Depository, the Paying Agent and any other Remarketing Agent of such removal; provided that if (i) the resigning or removed Remarketing Agent is at the time the sole Remarketing Agent, or (ii) each other Remarketing Agent elects to resign or is removed within one week of delivery of such notice, then such resignation or removal will not be effective until a successor remarketing agent which is a nationally recognized broker-dealer shall have entered into a remarketing agreement with the Fund in which such successor remarketing agent shall have agreed to conduct Remarketings with respect to the RP in accordance with the terms and conditions of the Bylaws.

         A Remarketing Agent may also terminate a Remarketing Agreement or may resign by giving notice in writing to the Fund, the Securities Depository, the Paying Agent and each other Remarketing Agent, if any, if any of the following events has occurred and has not been cured prior to the proposed date of such termination or resignation (in each case for a period of 30 days after notice thereof has been given to the Fund specifying the condition or event): (i) the rating of the RP shall have been downgraded or withdrawn by a national rating service, the effect of which, in the opinion of the Remarketing Agents or Remarketing Agent, as the case may be, is to affect materially and adversely the market price of such RP or the ability of the Remarketing Agents or Remarketing Agent, as the case may be, to remarket such shares; (ii) all of the shares of RP shall have been called for redemption; or (iii) without the prior written consent of the Remarketing Agent or Remarketing Agents, as the case may be, the Agreement and Declaration of Trust, the Bylaws or the Paying Agent Agreement shall have been amended in any manner that, in the opinion of the Remarketing Agent or Remarketing Agents, as the case may be, materially changes the nature of the RP or the remarketing procedures with respect thereto.

         The Remarketing Agent is not obligated to set the Applicable Dividend Rate on shares of RP or to remarket such shares during a Non-Payment Period as provided in the Bylaws or at any time that certain conditions specified in the Remarketing Agreement have not been met or any of the events set forth in clauses (i), (ii) or (iii) of the immediately preceding paragraph has occurred.

RESTRICTIONS ON TRANSFER

         GENERAL. The Paying Agent will maintain a record of certain beneficial owners of shares of RP, for purposes of determining such owners entitled to participate in Remarketings and for certain other purposes. The Paying Agent will only record transfers of such beneficial ownership, in a Remarketing or otherwise, of which it is notified in accordance with its procedures in effect from time to time.

         BOOK ENTRY ONLY. DTC initially will act as Securities Depository for the Agent Members with respect to RP. Except as discussed below, as long as DTC is the Securities Depository, one certificate for the outstanding shares of each series of RP will be registered in the name of Cede & Co. ("Cede") as nominee of the Securities Depository, and Cede will be the holder of record of all shares of each series of RP. Each such certificate will bear a legend to the effect that such certificate is issued subject to the provisions contained in the Bylaws. Unless the Fund shall have waived this requirement during a Non-Payment Period, shares of RP may be held only in book entry form through the Securities Depository (which, either directly or through a nominee, will be the registered owner of shares of RP as described above), and the Fund will issue stop-transfer instructions to the Paying Agent for the shares of RP to this effect. If the Fund shall have waived the foregoing requirement during a Non-Payment Period, a holder of shares of such series of RP may obtain a certificate or certificates for such shares. The Fund is advised that DTC is a New York-chartered limited purpose trust company, which performs services for its participants (including the Agent Members), some of which (and/or their representatives) own DTC. The Fund is advised further that DTC maintains lists of its participants and will maintain as record holder the positions (beneficial ownership interests) held by each Agent Member in the shares of RP, whether such Agent Member is a holder for its own account or as a nominee for another holder. The Fund shall have no obligation, including without limitation any obligation to provide notice or to make any payment (in respect of any dividend or otherwise), to any person (including without limitation any holder of any beneficial interest in shares of RP, whether or not such interest is reflected on the share transfer books of the Paying Agent) other than the holders of record of the shares of RP shown on the share transfer books of the Paying Agent from time to time. The share transfer books of the Fund as kept by the Paying Agent shall be conclusive as to who is the holder of record of any share of RP at any time and as to the number of shares of RP of each series held from time to time by any such holder. No Remarketing Agent, Paying Agent, Securities Depository, or Agent Member will have any obligation to any person having any interest in any share of RP other than the holder of record and the beneficial owner thereof as shown from time to time on the share transfer books kept by the Paying Agent. The Paying Agent shall have no obligation to record any transfer of record or beneficial ownership in any share unless and until it shall have received proper notice and evidence of such transfer and the right of the transferee in accordance with the Paying Agent's procedures in effect from time to time.

         SECONDARY MARKET. The Remarketing Agent has advised the Fund that it currently intends to make a secondary trading market in the RP outside of Remarketings. However, the Remarketing Agent has no obligation to make a secondary market in the shares of RP outside of Remarketings. The RP will not be registered on any stock exchange or on any automated quotation system. If a Remarketing Agent purchases shares of RP in the secondary market or in a Remarketing, it may be in the position of holding for its own account or as nominee for others shares of RP subject to a Remarketing at the time it determines the Applicable Dividend Rate in such Remarketing and may tender such shares in such Remarketing.

REMARKETING PROCEDURES

         TENDER BY HOLDERS. Each share of RP is subject to Tender and Dividend Reset only on the relevant Remarketing Date for such series at the end of each Dividend Period applicable to such share.

         Except during a Non-Payment Period, by 12:00 noon, New York City time, on the Remarketing Date for a series of RP in the Remarketing at the end of each Dividend Period, the holder of a share of such series of RP may elect to tender such share or hold such share for the next Dividend Period. If the holder of such share of RP elects to hold such share, such holder shall hold such share of RP at the Applicable Dividend Rate for a 7-day Dividend Period or a Special Dividend Period if the succeeding Dividend Period with respect to such share has been designated by the Fund as a Special Dividend Period, provided that, except during a Non-Payment Period, if (i) there is no Remarketing Agent, (ii) the Remarketing Agent is not required to conduct a Remarketing or (iii) the Remarketing Agent is unable to remarket in the Remarketing on such Remarketing Date all such shares of such series of RP tendered (or deemed tendered) to it at a price of $25,000 per share, then the next Dividend Period for all shares of such series of RP shall be a 7-day Dividend Period and the Applicable Dividend Rate therefor shall be the applicable Maximum Dividend Rate.

         Shares of a series of RP may be tendered only in a Remarketing which commences on the Remarketing Date immediately prior to the end of the current Dividend Period with respect thereto. By 9:00 a.m., New York City time, on such Remarketing Date, the Remarketing Agent will, after canvassing the market and considering prevailing market conditions at the time for such shares and similar securities, provide to holders of such shares non-binding indications of the Applicable Dividend Rate for the next succeeding 7-day Dividend Period or Special Dividend Period, as the case may be. THE ACTUAL APPLICABLE DIVIDEND RATE FOR SUCH DIVIDEND PERIOD MAY BE GREATER OR LESS THAN THE RATE INDICATED IN SUCH NON-BINDING INDICATIONS (BUT NOT GREATER THAN THE APPLICABLE MAXIMUM DIVIDEND
RATE) AND WILL NOT BE DETERMINED UNTIL AFTER A HOLDER IS REQUIRED TO ELECT TO HOLD OR SELL ITS SHARES OF RP AND A NEW PURCHASER IS REQUIRED TO AGREE TO PURCHASE SUCH SHARES OF RP. See Appendix A.

         By 12:00 noon, New York City time, on any Remarketing Date with respect to such series of RP, each holder of shares of such RP must notify the Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $25,000 per share or to continue to hold such share for the next 7-day Dividend Period or, if applicable, the designated Special Dividend Period. Holders of such RP who do not provide such notice shall be deemed to have elected (i) to hold all their shares of such RP if the current Dividend Period and succeeding Dividend Period is a 7-day Dividend Period or a Special Dividend Period of 60 days or less, and (ii) to tender all their shares of such RP if the current Dividend Period or succeeding Dividend Period is a Special Dividend Period of more than 60 days. Any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable Dividend Rate preferences. However, any notice given to the Remarketing Agent to tender or hold shares for a particular Dividend Period is irrevocable and may not be conditioned upon the level at which Applicable Dividend Rates are set. Accordingly, the Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such rate preferences. Any notice of tender may not be revoked, except that the Remarketing Agent may, in its sole discretion, (i) at the request of a tendering holder that has tendered one or more shares of RP to the Remarketing Agent, waive such holder's tender, and thereby enable such holder to continue to hold such share or shares for a 7-day Dividend Period or a designated Special Dividend Period, as agreed to by the holder and the Remarketing Agent at such time, so long as such tendering holder has indicated to the Remarketing Agent that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agent's being able to remarket all shares tendered to it in such Remarketing, and (ii) at the request of a holder that has elected to hold one or more of its shares of RP, waive such holder's election with respect thereto, such waiver to be contingent upon the Remarketing Agent's being able to remarket all shares tendered to it in such Remarketing.

         When shares of a series of RP are tendered in a Remarketing therefor, the Remarketing Agent is required to use its best efforts to remarket such tendered shares on behalf of the holders thereof, but there can be no assurance that the Remarketing Agent will be able to remarket all shares of RP tendered. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share" below. Each holder's right to tender shares of such RP in a Remarketing therefor is limited to the extent that (i) the Remarketing Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement, (ii) shares tendered have not been called for redemption, and (iii) the Remarketing Agent is able to find purchasers for such tendered RP at an Applicable Dividend Rate for a 7-day Dividend Period or a designated Special Dividend Period, as the case may be, not in excess of any applicable Maximum Dividend Rate. If the Remarketing Agent is unable to find a purchaser or purchasers for all RP tendered in a Remarketing therefor, the shares to be sold in such Remarketing will be selected either pro rata or by lot from among all the tendered shares. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share" below. Each purchase or sale in a Remarketing will be made for settlement on the related Settlement Date. See "Remarketing--Remarketing Procedures--Notification of Results; Settlement" below and Appendix A.

         There can be no assurance that the Remarketing Agent will be able to remarket all shares of a series of RP tendered in a Remarketing therefor. If any shares of such RP so tendered are not remarketed, a holder thereof may be required to continue to hold some or all of its shares until at least the end of the next Dividend Period therefor or to sell such shares outside a Remarketing. See "Remarketing--Remarketing Procedures--Allocation of Shares; Failure to Remarket at $25,000 Per Share" below, and "Remarketing--Restrictions on Transfer" and "Remarketing--The Remarketing Agent" above.

         Tendered shares of RP will also be subject to purchase in a Remarketing therefor by the Remarketing Agent. If the Remarketing Agent holds shares of a series of RP for its own account after a Remarketing, it is required to establish an Applicable Dividend Rate in such Remarketing that is no higher than the Applicable Dividend Rate that would have been set if the Remarketing Agent did not hold or had not purchased such shares. The Remarketing Agent may purchase shares of RP for its own account in a Remarketing only if the Remarketing Agent purchases for its own account or the account of others all tendered (or deemed tendered) shares of RP subject to Tender and Dividend Reset but not sold to other purchasers in such Remarketing. The Remarketing Agent is not obligated to purchase any shares of a series of RP that would otherwise remain unsold in a Remarketing. If the Remarketing Agent holds any shares of a series of RP immediately prior to a Remarketing therefor and if all other shares of such RP subject to Tender and Dividend Reset and tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell in such Remarketing such number of its shares which are subject to Tender and Dividend Reset as there are outstanding orders to purchase that have not been filled by shares tendered for sale on behalf of accounts other than that of the Remarketing Agent. See "Remarketing--Restrictions on Transfer--Secondary Market" above. Neither the Fund, nor the Paying Agent or the Remarketing Agent will be obligated in any case to provide funds to make payment to any holder upon such holder's tender of its shares of RP in any Remarketing. If the Remarketing Agent purchases shares of RP in the secondary market or in a Remarketing, it may be in the position of holding for its own account or as nominee for others shares of RP subject to Tender and Dividend Reset in a Remarketing at the time it determines the Applicable Dividend Rate in such Remarketing and may tender such shares in such Remarketing.

         APPLICABLE DIVIDEND RATES. By 3:00 p.m., New York City time, on each Remarketing Date for a series of RP, the Remarketing Agent will determine the Applicable Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum for the next 7-day Dividend Period (or, if designated, a Special Dividend Period, provided that, if the Remarketing Agent is unable to remarket on such Remarketing Date all such tendered shares in a Remarketing at a price of $25,000 per share, then the Remarketing Agent will assign no shares to any Special Dividend Period).

         The Applicable Dividend Rate for each Dividend Period for each series of RP, except as otherwise described herein, will be the dividend rate per annum that the Remarketing Agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the shares of such series of RP subject to Tender and Dividend Reset in such Remarketing and tendered to it on such Remarketing Date at a price of $25,000 per share. The Applicable Dividend Rate for shares of such series of RP will be determined as aforesaid by the Remarketing Agent in its sole discretion and will be conclusive and binding on the Fund and all holders of such shares of RP. In determining such Applicable Dividend Rate, the Remarketing Agent will, after taking into account market conditions as reflected in the prevailing dividend yields on fixed and variable rate taxable and tax exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rates to holders and potential purchasers of shares of such series of RP, (i) consider the number of shares of such series of RP tendered in the applicable Remarketing and the number of shares of such RP prospective purchasers are willing to purchase and
(ii) contact by telephone or otherwise current and prospective holders of the such RP subject to Tender and Dividend Reset to ascertain the dividend rates at which they would be willing to hold such shares. If no Applicable Dividend Rate shall have been established on a Remarketing Date for the next 7-day Dividend Period, or Special Dividend Period, if any, for any reason (other than because there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement or the Remarketing Agent is unable to remarket on the Remarketing Date all shares of RP tendered (or deemed tendered) to it at a price of $25,000 per share), then the Remarketing Agent, in its sole discretion, shall, except during a Non-Payment Period, after taking into account market conditions as reflected in the prevailing yields on fixed and variable rate taxable and tax exempt debt securities and the prevailing dividend yields of fixed and variable rate preferred stock, determine the Applicable Dividend Rate that would be the rate per annum that would be the initial dividend rate fixed in an offering on such Remarketing Date, assuming in each case a comparable dividend period, issuer and security. If a Remarketing for a series of RP does not take place because there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing all such shares of such series of RP tendered (or deemed tendered) to it at a price of $25,000 per share, then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period for such shares of such series will be the applicable Maximum Dividend Rate for a 7-day Dividend Period and such subsequent Dividend Period shall be a 7-day Dividend Period.

         Except during a Non-Payment Period, the Applicable Dividend Rate for any Dividend Period for shares of RP will not be more than the Maximum Dividend Rate applicable to such shares.

         The Maximum Dividend Rate for shares of each series of RP will be the "Applicable Percentage" (as described below) of the Reference Rate. The Remarketing Agent will round each Maximum Dividend Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths (0.0005) of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Remarketing Agent will not round the applicable Reference Rate as part of its calculation of any Maximum Dividend Rate.

         "Reference Rate" means (i) with respect to a Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 365 days, the U.S. Treasury Bill Rate, and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

         "'AA' Composite Commercial Paper Rate," on any date of determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally-recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days (in each case determined without regard to any adjustment in the length of a Dividend Period or the remarketing schedule in respect of non-Business Days) shall be (i) 7 or more days but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more days but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an Interest Equivalent basis equal to the Kenny S&P 30-day High Grade Index or any comparable index based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any successor thereto from time to time selected by the Fund in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax" (as defined in the Code) (the "Kenny Index"), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an Interest Equivalent basis equal to the most recent Kenny Index so made available divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

         "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Remarketing Agent.

         "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Remarketing Agent.

         The Maximum Dividend Rate for shares of each series of RP will depend on the credit rating or ratings assigned to such series. The Applicable Percentage for the shares of each series of RP on each Remarketing Date will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such series of RP by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided to the Remarketing Agent, prior to the Remarketing establishing the Applicable Dividend Rate for any dividend, notification that net capital gain or other income subject to regular Federal income tax will be included in such dividend, as follows:


                                                                     Applicable                 Applicable
                                                                     Percentage                 Percentage
                   Ratings                                          of Reference                of Reference
-----------------------------------------                             Rate-No                      Rate-
        Moody's                 S&P                                Tax Notification          Tax Notification
        -------                 ---                                ----------------          ----------------
"aa3" or higher            AA- or higher                              110%                       150%
"a3" to "a1"               A- to A+                                   125%                       160%
"baa3" to "baa1"           BBB- to BBB+                               150%                       250%
Below "baa3"               Below BBB-                                 200%                       275%


         There is no minimum Applicable Dividend Rate in respect of any Dividend Period.

         ALLOCATION OF SHARES; FAILURE TO REMARKET AT $25,000 PER SHARE. If, in a Remarketing of RP, the Remarketing Agent is unable to remarket by 3:00 p.m., New York City time, on the Remarketing Date all shares of such series of RP tendered to it in such Remarketing (which are subject to Tender and Dividend Reset in such Remarketing) at a price of $25,000 per share, (i) each holder that tendered shares for sale will sell a number of shares of such RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agent in its sole discretion, based on the number of orders to purchase such RP in such Remarketing, and (ii) the next Dividend Period for such RP will be a 7-day Dividend Period and the Applicable Dividend Rate for such Dividend Period will be the Maximum Dividend Rate for a 7-day Dividend Period.

         If the allocation procedures described above would result in the sale of a fraction of a share of RP, the Remarketing Agent will, in its sole discretion, round up or down the number of shares of RP sold by each holder on the applicable Remarketing Date so that each share sold by each holder shall be a whole share of RP, and the total number of shares sold equals the total number of shares purchased on such Remarketing Date.

         NOTIFICATION OF RESULTS; SETTLEMENT. By telephone at approximately 3:30 p.m., New York City time, on each Remarketing Date with respect to shares of a series of RP, the Remarketing Agent will advise each holder of tendered shares of such RP and each purchaser thereof (or the Agent Member thereof who in turn will advise such holder or purchaser) (i) of the number of shares such holder or purchaser is to sell or purchase and (ii) to give instructions to its Agent Member to deliver such shares against payment therefor or to pay the purchase price against delivery as appropriate. The Remarketing Agent will also advise each holder or purchaser that is to continue to hold, or to purchase, shares with a Dividend Period beginning on the Business Day following such Remarketing Date of the Applicable Dividend Rate.

         The transactions described above will be executed on the Settlement Date through the Securities Depository in accordance with the Securities Depository's procedures, and the accounts of the respective Agent Members of the Securities Depository will be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of each series of RP, in each case as determined in the related Remarketing. Purchasers of shares of RP will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book entry of RP through their Agent Members. The Securities Depository will make payment in accordance with its procedures, which currently provide for payment in same-day funds. If the certificates for shares of RP are not held by the Securities Depository or its nominee, payment with respect to such shares will be made in same-day funds to the Paying Agent against delivery of such certificates.

         If any holder selling shares of RP in a Remarketing fails to deliver such shares, the Agent Member of such selling holder and of any other person that was to have purchased shares of RP in such Remarketing may deliver to any such other person a number of whole shares of RP that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of RP to be so delivered will be determined by such Agent Member. Delivery of such lesser number of shares of RP will constitute good delivery.

         As long as the Securities Depository or Cede or any other nominee therefor holds the certificate or certificates representing the shares of RP, no share certificates will need to be delivered by any selling holder to reflect any transfer of shares of RP effected in a Remarketing.

         The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing of RP so long as any such modification does not adversely affect any holders of such shares.

                                DESCRIPTION OF RP

         The following is a brief description of the terms of the RP. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Bylaws. A copy of the Bylaws has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Glossary immediately preceding the Appendices hereto, or in Appendix B.

GENERAL

         The Agreement and Declaration of Trust currently authorizes the issuance of an unlimited number of shares of beneficial interest in the Fund in such classes and series as may be provided for in the Bylaws. The Agreement and Declaration of Trust provides for the issuance of an unlimited number of Common Shares, and currently the Bylaws provide for the issuance of up to 6,000 shares of Preferred Shares. All RP will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         The shares of RP, when issued and sold through this offering, will, except as described below under "Description of RP--Certain Provisions in the Agreement and Declaration of Trust," be fully paid and nonassessable, will not be convertible into Common Shares or other capital shares of the Fund and will have no preemptive rights. The shares of RP will not be subject to any sinking fund but will be redeemable under the circumstances described below under "Description of RP--Redemption."

DIVIDENDS

         GENERAL. The Bylaws provide generally that holders of shares of each series of RP will be entitled to receive, when, as and if declared by the Fund, out of funds legally available therefor, cumulative cash dividends, at the rate per annum set forth on the cover page hereof for the respective Initial Dividend Period of such series of RP, and thereafter at the Applicable Dividend Rate for the applicable Dividend Period of such series of RP, payable on the respective dates set forth below and, except as described below, set by the Remarketing Agent in accordance with the remarketing procedures described under "Remarketing." See "Remarketing--Remarketing Procedures--Applicable Dividend Rates" and Appendix A.

         INITIAL DIVIDEND PAYMENT DATES AND DIVIDEND PERIOD. The Initial Dividend Period for both series of RP will commence on the Date of Original Issue and end on ______, 1997 for Series B RP and ______, 1997 for Series C RP. Dividends for the Initial Dividend Period for RP will be paid when, as and if declared, on ______, 1997 for Series B RP and ______, 1997 for Series C RP (each, the "Initial Dividend Payment Date"). Dividends for each Dividend Period for each series of RP thereafter will be payable when, as and if declared, on each Dividend Payment Date for such series, subject to certain exceptions.

         SUBSEQUENT DIVIDEND PERIODS FOR THE RP. After the Initial Dividend Period for each series of RP, a Dividend Period therefor will commence on each (but not the final) Dividend Payment Date for such series; provided, however, that any Dividend Payment Date, other than the last Dividend Payment Date during such Dividend Period, occurring after commencement of and during a Special Dividend Period of more than 35 days will not give rise to a new Dividend Period. Each subsequent Dividend Period for a series of RP will comprise, beginning with and including the date on which it commences, 7 consecutive days or, in the event the Fund has designated such Dividend Period as a Special Dividend Period, such number of consecutive days as specified by the Fund; provided that such number of days to be specified shall be a multiple of seven and not more than 364 in the case of a Short Term Dividend Period and shall consist of at least one full year (but not more than five years) in the case of a Long Term Dividend Period. Notwithstanding the foregoing, any adjustment of the remarketing schedule or of the length of a Dividend Period as provided herein shall cause an adjustment of the relevant Settlement Date, if necessary, so that such Settlement Date will be the first day of the next Dividend Period.

         Except during a Non-Payment Period, by 12:00 noon, New York City time, on the Remarketing Date at the end of the Initial Dividend Period applicable to a share of each series of RP, and by 12:00 noon on the Remarketing Date at the end of each subsequent Dividend Period applicable to such share of each series of RP, the holder of such share may elect to tender such share or to hold such share for the next Dividend Period (i.e., a 7-day Dividend Period or a Special Dividend Period, as the case may be). If the holder of such share of RP elects to hold such share for the next Dividend Period or fails to elect to tender or hold such share on such Remarketing Date, such holder will continue to hold such share at the Applicable Dividend Rate determined in such Remarketing for the next Dividend Period; provided that, (i) if there is no Remarketing Agent, the Remarketing Agent is not required to conduct a Remarketing or the Remarketing Agent is unable to remarket in the Remarketing on such Remarketing Date all shares of RP of such series tendered to it at a price of $25,000 per share, then the next Dividend Period for such share and for all other shares of such series of RP will be a 7-day Dividend Period and the Applicable Dividend Rate therefor will be the Maximum Dividend Rate for a 7-day Dividend Period, and
(ii) if such current Dividend Period is a Special Dividend Period of more than 60 days or the succeeding Dividend Period has been designated by the Fund as a Special Dividend Period of more than 60 days, then a holder who fails to elect to tender or hold a share of RP will be deemed to have elected to tender the share. If a share of RP is tendered (or deemed tendered) but not sold in a Remarketing, the holder of such share will hold such share for a 7-day Dividend Period at the Maximum Dividend Rate therefor.

         SPECIAL DIVIDEND PERIODS FOR THE RP. With respect to each Dividend Period for a series of RP, the Fund may, at its sole option and to the extent permitted by law, by telephonic or written notice (a "Request for Special Dividend Period") to the Remarketing Agent, request that the next succeeding Dividend Period for such series of RP will be a number of days (other than 7), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or a period of not less than one whole year and not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for a Special Dividend Period of greater than 7 days (and any such request shall be null and void) unless the Fund has given written notice thereof to Moody's and S&P and unless, with respect to such series of RP, full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full and, for any Remarketing occurring after the initial Remarketing, all shares of such series tendered were remarketed in the last occurring Remarketing. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to the relevant Remarketing Date for such series of RP and, in the case of a Long Term Dividend Period, shall be given on or prior to the 14th day but not more than 28 days prior to the relevant Remarketing Date for RP. Upon receiving such a Request for Special Dividend Period, the Remarketing Agent shall determine (i) whether given the factors set forth below it is advisable that the Fund issue a Notice of Special Dividend Period for such series of RP as contemplated by such Request for Special Dividend Period, (ii) the Optional Redemption Price of such series of RP during such Special Dividend Period and, (iii) the Specific Redemption Provisions and shall give the Fund written notice (a "Response") of its determination by no later than the third Business Day prior to such Remarketing Date. In making such determination, the Remarketing Agent will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the such series of RP, (iv) industry and financial conditions which may affect the RP, (v) the investment objective of the Fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of such series of RP would remain or become beneficial holders. If the Remarketing Agent shall fail to give the Fund a Response by such third Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for such series of RP, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for such series of RP, the Fund may by no later than the second Business Day prior to such Remarketing Date give a notice (a "Notice of Special Dividend Period") to the Remarketing Agent and to the Securities Depository, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response, and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund shall not give a Notice of Special Dividend Period, or, if such Notice of Special Dividend Period shall have already been given, shall give telephonic or written notice of its revocation (a "Notice of Revocation") to the Remarketing Agent (in the case of clauses (x) and (y)) and the Securities Depository (in the case of clauses (x), (y) and (z)) on or prior to the Business Day prior to the relevant Remarketing Date if (x) either the 1940 Act RP Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Remarketing Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Remarketing Agent shall advise the Fund is an approximately equal rate for securities similar to such series of RP with an equal dividend period), provided that (unless Moody's advises the Fund to the contrary), in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer than the Moody's Exposure Period that would otherwise apply as of the date of the Notice, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date for such series of RP have not been irrevocably deposited with the Paying Agent by the close of business on the third Business Day preceding the Remarketing Date or (z) the Remarketing Agent advises the Fund that after consideration of the factors listed above it has concluded that it is advisable to give a Notice of Revocation. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y), or (z) of the preceding sentence or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for RP, the next succeeding Dividend Period for such series of RP will be a 7-day Dividend Period.

         In the event all shares of RP for which the Fund has given a Notice of Special Dividend Period tendered are not remarketed or a Remarketing is not held for any reason, the Fund may not again give a Notice of Special Dividend Period for such series of RP (and any such attempted notice shall be null and void) until all shares of such series of RP tendered in any subsequent Remarketing with respect to a 7-day Dividend Period have been remarketed.

         DIVIDEND PAYMENT DATES. Dividends on each share of each series of RP will accumulate from its Date of Original Issue and will be payable, when, as and if declared by the Trustees, on the applicable Dividend Payment Dates. The Dividend Payment Dates will be: (i) with respect to the Initial Dividend Period for such series of RP, the Initial Dividend Payment Date, (ii) with respect to any 7-day Dividend Period and any Short Term Dividend Period of 35 or fewer days, the day next succeeding the last day thereof; and (iii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and the day next succeeding the last day of such period (each such date referred to in clause
(i), (ii) or (iii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday, and in each case the length of the current Dividend Period will be adjusted accordingly. If, however, in the case of clause (ii) in the preceding sentence the Securities Depository shall make available to its participants and members in funds immediately available in New York City on Dividend Payment Dates the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the Fund), and if the Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day and the length of the current Dividend Period will be adjusted accordingly. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Fund shall fix the Dividend Payment Date and the length of the current Dividend Period will be adjusted accordingly, if necessary. The Initial Dividend Period, 7-day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

         DIVIDEND PAYMENTS. So long as there is a Securities Depository with respect to the RP, each dividend on shares of RP will be paid to the Securities Depository or its nominee as the record holder of all such shares, and such payment shall for all purposes discharge the Fund's obligations in respect of such payment. The Securities Depository is responsible for crediting the accounts of the Agent Members of the beneficial owners of shares of RP in accordance with the Securities Depository's procedures. Each Agent Member will be responsible for holding or disbursing such payments to the holders of the RP for which it is acting in accordance with the instructions of such holders. If, and as long as, neither the Securities Depository nor its nominee is the record holder of a share of RP, dividends thereon will be paid in same-day funds directly to the record holder thereof in accordance with the instructions of such holder.

         Dividends on any share in arrears with respect to any past Dividend Payment Date may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders thereof as of a date not exceeding five Business Days preceding the date of payment thereof as may be fixed by the Trustees. Any dividend payment made on shares of RP will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest Dividend Payment Date on which dividends were not paid. Holders of shares of RP will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends thereon. Except for the late charge described under "Description of RP--Dividends--Non-Payment Period; Late Charge" below and Additional Dividends described under "Description of RP--Dividends--Additional Dividends" below, holders of shares of RP will not be entitled to any additional amount in respect of any dividend payment on any shares of RP which may be in arrears.

         The amount of cash dividends per share of any series of RP payable (if declared) on the Initial Dividend Payment Date, the Dividend Payment Date for each 7-day Dividend Period and the Dividend Payment Date or Dates for each Short-Term Dividend Period shall be computed by the Fund by multiplying the Applicable Dividend Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period such shares were outstanding from and including the Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the day preceding such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share payable on any Dividend Payment Date shall be computed by dividing the Applicable Dividend Rate for such Dividend Period by twelve, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent; provided, however, that, if the number of days from and including the Date of Original Issue or the preceding Dividend Payment Date, as the case may be, to and including the day preceding such Dividend Payment Date is less than 30 and such days do not constitute a full calendar month, then the amount of dividends per share payable on such Dividend Payment Date shall be computed by multiplying the Applicable Dividend Rate for such Dividend Period by a fraction, the numerator of which will be such number of days and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

         In the event that the Remarketing Agent, the Paying Agent, the Securities Depository, any Agent Member, and any beneficial owner fails for any reason to perform any of its obligations in respect of a remarketing or otherwise, no holder of record of, or of any beneficial interest in, any shares of RP shall have any right in respect thereof against the Fund or any Trustee or officer of the Fund, and the sole obligation of the Fund in respect of the determination of the amount and the payment of any dividend shall be to pay to the Paying Agent, for the benefit of the holders of record of the RP, dividends when due at the Applicable Dividend Rate notified to it from time to time.

         NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period will commence on and include the day on which the Fund fails to (i) declare, prior to 12:00 noon, New York City time, on any Dividend Payment Date for a share of RP, for payment on or (to the extent permitted below) within three Business Days after such Dividend Payment Date to the person who held such share as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on such share of RP payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) on or (to the extent permitted below) within three Business Days after any Dividend Payment Date for a share of RP the full amount of any dividend on such share (whether or not earned or declared) payable on such Dividend Payment Date or (B) on or (to the extent permitted below) within three Business Days after any redemption date for a share of RP called for redemption, the redemption price of $25,000 per share plus the full amount of any dividends thereon (whether or not earned or declared) accumulated but unpaid to such redemption date plus, in the case of an optional redemption, the premium, if any, payable as the result of the designation of a Premium Call Period. Such Non-Payment Period will end on and include the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to the applicable holders in same-day funds; provided that a Non-Payment Period will not end during the first seven days thereof unless the Fund shall have given at least three days' written notice to the Paying Agent, the Remarketing Agent and the Securities Depository and thereafter will not end unless the Fund shall have given at least fourteen days' written notice to the Paying Agent, the Remarketing Agent, the Securities Depository and all holders of shares. The Applicable Dividend Rate for each Dividend Period for shares of a series of RP commencing during a Non-Payment Period will be equal to the Non-Payment Period Rate and any share of such RP for which a Special Dividend Period would otherwise have commenced on the first day of or during a Non-Payment Period will have a 7-day Dividend Period. The "Non-Payment Period Rate" initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Remarketing Agent prior to the Remarketing Date establishing the Applicable Dividend Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of that series of RP). The initial Non-Payment Period Rate may be changed from time to time by the Fund without shareholder approval, but only in the event the Fund receives written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to shares of RP. Any dividend on RP due on any Dividend Payment Date for such shares (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such non-payment occurs because the Fund is prevented from doing so by the Bylaws or applicable law) be paid pro rata to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, and will incur a late charge to be paid therewith to such persons and calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by
365. Such late charge will be taxable as interest. If the Fund fails to pay a dividend on a Dividend Payment Date or to redeem any shares of RP on the date set for such redemption (otherwise than because it is prevented from doing so by the Bylaws or by applicable law), the preceding sentence shall not apply and the Applicable Dividend Rate for the Dividend Period commencing during such Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. During a Non-Call Period, shares of RP subject to such Non-Call Period will not be subject to redemption at the option of the Fund, but may be subject to mandatory redemption as provided below. See "Description of RP--Redemption" below.

         RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding Preferred Shares would be less than 200% (or such other percentage as may in the future be required by law). Based on the composition of the Fund's portfolio at April 30, 1997, asset coverage with respect to Preferred Shares would have been approximately __% after issuance of the shares of RP offered hereby.

         In addition, for so long as any shares of RP are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of RP as to dividends and upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of RP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares or parity shares (except by conversion into or exchange for shares of the Fund ranking junior to the RP as to dividends and upon liquidation), unless (1) full cumulative dividends on Preferred Shares through their most recent Dividend Payment Date shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, (2) the Fund has redeemed the full number of shares of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Bylaws, (3) immediately after such transaction the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would be at least equal to the RP Basic Maintenance Amount and (4) the Fund meets the requirements imposed by the 1940 Act. See "Investment Objective and Policies--Asset Maintenance," "Description of RP--Redemption" and Appendix B.

         Under the Code the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and net tax-exempt income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Taxation."

         Upon any failure by the Fund to pay dividends on the RP for two years or more, the holders of the shares of RP will acquire certain additional voting rights. See "Description of RP--Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of RP upon any failure to pay dividends on shares of the Fund.

         ADDITIONAL DIVIDENDS. In the event of a redemption of all or a portion of the outstanding shares of a series of RP or the liquidation of the Fund, the Fund may, after the close of its fiscal year, be required, in order to comply with the published position of the Internal Revenue Service described earlier in this Prospectus concerning the allocation of various types of income between a fund's classes and series of shares, to characterize all or a portion of a dividend paid to holders of RP during such fiscal year as net capital gain or other income subject to regular Federal income tax, without having either given advance notice of the inclusion of such income in such dividend prior to the setting of the Applicable Dividend Rate for such dividend or included an additional amount in the dividend to offset the tax effect of the inclusion therein of such taxable income. Accordingly, if the Fund characterizes retroactively all or a portion of a dividend already paid on shares of a series of RP as consisting of net capital gain or other income subject to regular Federal income tax solely because (i) the Fund has redeemed all or a portion of the outstanding shares of such series of RP or has liquidated and (ii) the Fund, in its judgment, believes it is required, in order to comply with the published position of the Internal Revenue Service described above, to allocate such taxable income to the series of RP (the amount so characterized referred to herein as a "Retroactive Taxable Allocation"), the Fund will, within 90 days after the end of such fiscal year, provide notice of the Retroactive Taxable Allocation made with respect to the dividend to the Paying Agent and to each holder who received such dividend (initially Cede as nominee of the Securities Depository) at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Paying Agent, pay to the Paying Agent (who will then distribute to such holders), out of funds legally available therefor, an amount equal to the aggregate of the Additional Dividends (as defined below) payable to holders of shares of that series of RP in respect of such dividend. See "Taxation."

         An "Additional Dividend" in respect of any dividend means payment to a present or former holder of a share of a series of RP of an amount which, giving effect to the Retroactive Taxable Allocation made with respect to such dividend, would cause such holder's after-tax return (taking into account both the dividend and the Additional Dividend and assuming such holder is taxable at the Gross-Up Tax Rate) to be equal to the after-tax return which the holder would have realized if such retroactive allocation of taxable income had not been made. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money,
(ii) assuming that no holder of shares of such series of RP is subject to the Federal alternative minimum tax with respect to dividends received from the Fund, and (iii) assuming that the holder of the share of such series of RP in respect of which a Retroactive Taxable Allocation was made is taxable at the Gross-Up Tax Rate. An Additional Dividend will not include any amount to compensate for the fact that either the Additional Dividend or the Retroactive Taxable Allocation may be subject to state and local taxes. (For a description of the Gross-Up Tax Rate, see "Remarketing--Remarketing Schedule; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividend.") Except as provided in this "Description of RP--Dividends--Additional Dividends," the Fund will not distribute any additional amounts with respect to dividends previously paid to holders of shares of RP. See "Taxation." Special Dividends. The Fund may declare "special dividends" on shares of any series of RP in order to comply with any distribution requirements or the Code, provided that the declaration of a special dividend shall not cause the Fund to fail to maintain the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage. See "Taxation."

REDEMPTION

         OPTIONAL REDEMPTION. The Fund may at its option after giving the requisite Notice of Redemption, redeem shares of a series of RP, in whole or in part, on the next succeeding scheduled Dividend Payment Date applicable to those shares of RP called for redemption, out of funds legally available therefor, at a redemption price (the "Optional Redemption Price") of $25,000 per share plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared) plus the premium, if any, resulting from the designation of a Premium Call Period; provided that no share of RP may be redeemed at the option of the Fund during (A) the Initial Dividend Period with respect to such share or (B) a Non-Call Period to which such share is subject; provided further that optional redemptions pursuant to this paragraph shall not cause the Fund to fail to maintain the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage. In addition, holders of RP may be entitled to receive Additional Dividends in the event of the redemption of such RP to the extent provided above under "Description of RP--Dividends--Additional Dividends."

         MANDATORY REDEMPTION. The Fund will be required to redeem, at a redemption price (the "Mandatory Redemption Price") equal to $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed by the Trustees for redemption, certain of the shares of RP to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage and such failure is not cured on or before the RP Basic Maintenance Cure Date or the 1940 Act Cure Date (herein referred to as a "Cure Date"), as the case may be. In addition, holders of RP may be entitled to receive Additional Dividends in the event of the redemption of such RP to the extent provided above under "Description of RP--Dividends--Additional Dividends." The number of shares of RP to be redeemed will be equal to the lesser of (a) the minimum number of shares of RP the redemption of which, if deemed to have occurred immediately prior to the opening of business on such Cure Date, would, together with all other shares of beneficial interest of the Fund having preference rights subject to redemption or retirement, result in the satisfaction of the RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of RP then outstanding will be redeemed), and (b) the maximum number of shares of RP, together with all other shares of beneficial interest of the Fund having preference rights subject to redemption and retirement, that can be redeemed out of funds expected to be legally available therefor.

         The Fund is required to effect such a Mandatory Redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of RP which are subject to Mandatory Redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of RP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

         Any share of RP will be subject to Mandatory Redemption regardless of whether such share is subject to a Non-Call Period, provided that shares of RP subject to a Non-Call Period will only be subject to redemption to the extent that the other shares of RP (not subject to a Non-Call Period) are not available to satisfy the number of shares required to be redeemed. In such event, such shares subject to a Non-Call Period will be selected for redemption in an ascending order of outstanding Non-Call Period (with shares with the lowest number of days remaining in the Non-Call Period to be called first) and by lot in the event of shares having equal outstanding Non-Call Periods.

         ALLOCATION. If fewer than all the outstanding shares of any series of RP are to be redeemed, the number of such shares of RP to be so redeemed will be a whole number of shares and will be determined by the Trustees (subject to the provisions described above under "Description of RP--Redemption--Mandatory Redemption"), provided that (i) no such share of RP will be subject to optional redemption on any Dividend Payment Date during a Non-Call Period to which it is subject and (ii) shares of RP subject to a Non-Call Period will be subject to Mandatory Redemption only on the basis described above under "Description of RP--Redemption--Mandatory Redemption". Unless certificates representing shares of RP are held by persons other than the Securities Depository or its nominee, the Securities Depository, upon receipt of such Notice of Redemption, will determine by lot (or otherwise in accordance with procedures in effect at that time) the number of shares of RP to be redeemed from the account of each Agent Member (which may include an Agent Member, including the Remarketing Agent, holding shares for its own account) and notify the Paying Agent of such determination. The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed from the accounts of the holders of the shares whose Agent Members have been selected by the Securities Depository. In doing so, the Paying Agent may determine that shares will be redeemed from the accounts of some holders, which may include the Remarketing Agent, without shares being redeemed from the accounts of other holders. Notwithstanding the foregoing, if any certificates for shares of RP are not held by the Securities Depository or its nominee, the shares of RP to be redeemed will be selected by the Paying Agent by lot.

         NOTICE OF REDEMPTION. Any Notice of Redemption with respect to shares of a series of RP will be given by the Fund via telephone to the Paying Agent, the Securities Depository (and any other registered holder of such shares) and the Remarketing Agent not later than 1:00 p.m., New York City time (and later confirmed in writing), on a day not less than 20 nor more than 30 days prior to the earliest date upon which any such redemption may occur and, in the case of a Mandatory Redemption, not less than 20 nor more than 30 days prior to the redemption date established by the Trustees and specified in such notice. In the case of a partial redemption, the Paying Agent will use its reasonable efforts to provide telephonic notice to each beneficial holder (as shown on the records of such ownership maintained by it) of shares of such series of RP called for redemption not later than the close of business on the Business Day on which the Paying Agent determines the shares to be redeemed (as described above) (or, during a Non-Payment Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing to each such beneficial holder of shares of RP called for redemption, the Remarketing Agent and the Securities Depository not later than the close of business on the Business Day immediately following the day on which the Paying Agent determines the shares to be redeemed. In the case of a redemption in whole, the Paying Agent will use its reasonable efforts to provide telephonic notice to each holder of shares of RP called for redemption not later than the close of business on the Business Day immediately following the day on which the Paying Agent receives a Notice of Redemption from the Fund. Such telephonic notice will be confirmed promptly in writing to each holder of shares of RP called for redemption, the Remarketing Agent and the Securities Depository not later than the close of business on the second Business Day following the day on which the Paying Agent receives notice of redemption.

         Every Notice of Redemption and other redemption notice with respect to the shares of a series of RP will state: (a) the redemption date, (b) the number of shares of RP to be redeemed, (c) the redemption price, (d) that dividends on the shares of RP to be redeemed will cease to accumulate as of such redemption date and (e) the provision of the Agreement and Declaration of Trust or the Bylaws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. The Paying Agent will use its reasonable efforts to cause the publication of a redemption notice in an Authorized Newspaper within two Business Days of the date of the Notice of Redemption, but failure so to publish such notification will not affect the validity or effectiveness of any such redemption proceedings.

         OTHER REDEMPTION PROCEDURES. To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of RP will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Paying Agent funds with respect to any shares for which such Notice of Redemption has been given.

         Upon the deposit of funds sufficient to redeem shares of RP with the Paying Agent and the giving of Notice of Redemption, all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for Additional Dividends described above under "Description of RP--Dividends--Additional Dividends"), and such shares will no longer be deemed outstanding for any purpose. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of RP called for redemption on such date and (ii) all other amounts to which holders of RP called for redemption may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Any funds that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of RP so called for redemption will look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled. If any such unclaimed funds are repaid to the Fund, the Fund shall invest such unclaimed funds in Deposit Securities with a maturity of no more than one Business Day.

         Except as described above with respect to redemptions, nothing contained in the Bylaws limits any legal right of the Fund or any affiliate of the Fund to purchase or otherwise acquire any shares of RP at any price.

         The Fund has the right in certain circumstances to arrange for others to purchase from the holders thereof shares of RP which are to be redeemed as described above.

         The Remarketing Agent may, in its sole discretion, modify the procedures concerning notification of redemption described above with respect to shares of RP so long as any such modification does not adversely affect the holders of the shares of RP or materially alter the obligation of the Paying Agent without obtaining its consent and so long as the Fund receives written confirmation from S&P that any such modifications would not impair the ratings then assigned by S&P to the shares of RP.

LIQUIDATION/BANKRUPTCY

         Upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares including RP then outstanding will be entitled, whether from capital or surplus, before any assets of the Fund will be distributed among or paid over to the holders of the Common Shares or any other class or series of shares of the Fund ranking junior to the Preferred Shares as to liquidation payments, to be paid an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the shares of RP is $25,000 per share plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to but excluding the date of final distribution in same-day funds. After any such payment, the holders of shares of RP will not be entitled to any further participation in any distribution of assets of the Fund, except to the extent that they may be entitled to Additional Dividends to the extent provided above in "Description of RP--Dividends--Additional Dividends." If, upon any such liquidation, dissolution or winding up of the Fund, the assets of the Fund shall be insufficient to make such full payment to the holders of Preferred Shares including RP and to the holders of any shares of beneficial interest of the Fund having preference rights ranking as to liquidation, dissolution or winding up on a parity with the Preferred Shares, then such assets will be distributed among the holders of Preferred Shares and such parity holders ratably in accordance with the respective amounts which would by payable on such shares of RP and any other such Preferred Shares if all amounts thereof were paid in full.

         Neither the consolidation nor the merger of the Fund with or into any entity or entities nor a reorganization of the Fund alone nor the sale, lease or transfer by the Fund of all or substantially all of its assets shall be deemed to be a dissolution or liquidation of the Fund.

          The Fund has no intention to file a voluntary petition in bankruptcy so long as the value of its assets is, and is reasonably foreseen as being, greater than its liabilities.

VOTING RIGHTS

         Except as indicated below and as set forth below under "Description of RP--Certain Provisions in the Agreement and Declaration of Trust" or except as expressly required by applicable law or expressly set forth in the Agreement and Declaration of Trust or Bylaws, each holder of Preferred Shares and each holder of Common Shares shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Trust, and the holders of outstanding Preferred Shares and Common Shares shall vote together as a single class.

          Holders of Preferred Shares including RP (along with the holders of any other preferred shares of the Fund), voting as a class, will be entitled to elect two of the Fund's Trustees and the remaining Trustees will be elected by holders of the Common Shares and the Preferred Shares (along with the holders of any other preferred shares of the Fund) voting together as a single class. If at any time dividends on the Fund's Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon or if at any time holders of any preferred shares of the Fund other than the Preferred Shares are entitled to elect a majority of the Trustees of the Fund, then the number of Trustees shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares as described above, would constitute a majority of the Trustees as so increased and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares (along with the holders of any other preferred shares of the Fund), voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease (subject always to revesting in the event of the further occurrence of the circumstances described above), and the terms of office of all the additional Trustees elected by the holders of Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares have the right to elect in any event) will terminate automatically.

         The affirmative vote of the holders of a majority of the outstanding shares of each series of Preferred Shares, voting separately as series, would be required to amend, alter or repeal any of the preferences, rights or powers of such series of Preferred Shares so as to affect materially and adversely such preferences, rights or powers of such series of RP, or increase or decrease the number of shares of RP authorized to be issued. Unless a higher percentage is provided for as described below under "Description of RP--Certain Provisions in the Agreement and Declaration of Trust," the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described under "Investment Restrictions."

         The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of RP shall have been redeemed or shall no longer be deemed to be outstanding.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding Common Shares and Preferred Shares, each voting separately as a class, is required to authorize any of the following actions: (1) merger or consolidation of the Fund, (2) sale of all or substantially all of the assets of the Fund, (3) liquidation or dissolution of the Fund, (4) conversion of the Fund to an open-end investment company, or (5) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (5), unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees then in office, in which case the affirmative vote of a majority of the outstanding shares of each class is required.

         The Trustees have determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund and its shareholders generally.

         Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

HOLDERS OF RECORD; HOLDERS OF BENEFICIAL INTEREST

         The Fund shall have no obligation, including without limitation any obligation to provide notice or to make any payment (in respect of any dividend or otherwise), to any person (including without limitation any holder of any beneficial interest in shares of RP, whether or not such interest is reflected on the share transfer books of the Paying Agent) other than the holders of record of the shares of RP shown on the share records of the Paying Agent from time to time. The record books of the Fund as kept by the Paying Agent shall be conclusive as to who is the holder of record of any share of RP at any time and as to the number of shares of RP held from time to time by any such holder. No Remarketing Agent, Paying Agent, Securities Depository, or Agent Member will have any obligation to any person having any interest in any share of RP other than the holder of record and the beneficial owner thereof as shown from time to time on the share transfer books kept by the Paying Agent. The Paying Agent shall have no obligation to record any transfer of record or beneficial ownership in any share unless and until it shall have received proper notice and evidence of such transfer and the right of the transferee in accordance with the Paying Agent's procedures in effect from time to time.

                              DESCRIPTION OF SHARES

PREFERRED SHARES

         The Fund has 6,000 authorized preferred shares. There are 800 outstanding shares of Series A RP, which have terms substantially similar to those of the RP, except that their Dividend Period is generally a 28-day Dividend Period and their liquidation preference is $50,000 per share. Redemptions and issuance of series of the preferred shares may be made periodically in response to changing market conditions.

COMMON SHARES

         The Trustees of the Fund have authority to issue an unlimited number of Common Shares. The Common Shares outstanding are fully paid and nonassessable by the Fund, except as set forth under "Description of RP--Certain Provisions in the Agreement and Declaration of Trust." The Fund's Common Shares have no preemptive, conversion, exchange or redemption rights. Each Common Share has one vote, with fractional shares voting proportionately. Common Shares are freely transferable.

         The Fund has no present intention of offering additional Common Shares in addition to the shares already issued. Any offerings of its Common Shares, if made, will require approval of the Fund's Trustees. Any additional offering will not be sold at a price per Common Share below the then current net asset value per share (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common shareholders or with the consent of a majority of the Fund's outstanding Common Shares.

                       -----------------------------------

The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding for each class of authorized securities of the Fund as of the date of this Prospectus.



                                                                                                    Amount
                                                                                                  Outstanding
                                                                            Amount Held          (Exclusive of
                                                                            By Fund For            Amount Held
                                                    Amount                   Its Own              By Fund For
                 Title of Class                     Authorized                Account           Its Own Account)
-------------------------------------------         ----------              -----------         ----------------
Common Shares . . . . . . . . . . . . . . .         Unlimited                   -0-               16,157,092
Remarketed Preferred Shares,
   __________   . . . . . . . . . . . . . .         6,000                       -0-               ______


                                    TAXATION

         The following Federal tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes. Prospective shareholders are therefore urged to consult their tax advisers with respect to the tax consequences to them of an investment in the Fund.

FEDERAL TAXATION OF THE FUND

         The Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to Federal income tax on income distributed in a timely manner to Fund shareholders ("shareholders") in the form of dividends or capital gain distributions.

         Qualification for taxation as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders with respect to each year at least 90% of the sum of its net tax exempt interest income, its taxable net investment income (including, generally, taxable interest, dividends and certain other income, less certain expenses), and the excess, if any, of net short-term capital gains over net long-term capital losses (the "Distribution Requirement"). If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         To satisfy the Distribution Requirement described above, amounts paid as dividends by the Fund to its shareholders, including shareholders of the two series of RP, must qualify for the dividends-paid deduction. In certain circumstances, the Internal Revenue Service could take the position that dividends paid on the different series of RP constitute preferential dividends under section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund has received an opinion from Ropes & Gray that dividends paid on its different series of RP will qualify for the dividends-paid deduction. Such opinion represents only counsel's best legal judgment and is not binding on the Internal Revenue Service.

         If at any time when shares of RP are outstanding the Fund does not meet applicable asset coverage requirements, the Fund will be required to suspend distributions to holders of Common Shares until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% Federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year substantially all of their taxable net investment income for such year and substantially all of their capital gain net income for the one-year period ending October 31 of such year) and may prevent the Fund from satisfying the Distribution Requirement. The Fund may redeem shares of RP or, subject to certain limitations, pay "special dividends" to the holders of the shares of RP in an effort to avoid the excise tax and to comply with the Distribution Requirement. See "Description of RP".

         The Fund's investments and hedging activities are subject to certain special Federal tax rules. One such rule provides that, in order to qualify for taxation as a regulated investment company, less than 30% of the Fund's gross income must be derived from the sale or other disposition of certain assets (including Municipal Bonds, financial futures contracts, and options) held for less than three months. Accordingly, the Fund will be restricted in selling assets held, or considered under Code rules to have been held, for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in certain circumstances could cause certain Fund assets to be treated as having been held for less than three months. Code rules governing the Fund's hedging transactions may also alter the character of distributions to holders of shares of RP. Income earned as a result of the Fund's hedging transactions will not be eligible to be treated as "exempt-interest dividends" when distributed to shareholders. The Fund's investment in securities issued at a discount will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. Therefore, in order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

FEDERAL TAXATION OF SHAREHOLDERS

         Dividends and Other Distributions. Assuming that the Fund qualifies for taxation as a regulated investment company under Subchapter M of the Code and that, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from Federal income tax under Code section 103(a), the Fund will qualify to pay "exempt-interest dividends" to its shareholders to the extent of its tax exempt interest income (less applicable expenses). Distributions of net tax exempt interest income the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for Federal income tax purposes but may be taxable for Federal alternative minimum tax purposes (discussed below) and for state and local tax purposes.

         In order for any distributions to holders of shares of RP to be eligible to be treated as exempt-interest dividends, the shares of RP must be treated as equity for Federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase shares of RP at any time in the future, it is the opinion of Ropes & Gray that the shares of RP will constitute equity for Federal income tax purposes. This opinion relies in part on a published ruling of the Internal Revenue Service stating that certain auction rate preferred stock similar in many material respects to the RP represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the Internal Revenue Service or the courts. If the Internal Revenue Service were successfully to assert that variable rate preferred stock such as the RP should be treated as debt for Federal income tax purposes, dividends on shares of RP would be treated as taxable interest for Federal income tax purposes. In such event, dividends on shares of RP would not be increased by the Fund and holders of shares of RP would not be entitled to any additional distributions from the Fund (including any Additional Dividends) to offset the effect of paying Federal income tax on Fund distributions so recharacterized as interest. Ropes & Gray has advised the Fund that, should the Internal Revenue Service pursue in court the position that the shares of RP should be treated as debt for Federal income tax purposes, the Internal Revenue Service would be unlikely to prevail.

         Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in the Federal alternative minimum taxable income of both individuals and corporations. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for alternative minimum tax purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income that includes interest on all tax exempt securities exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax exempt to shareholders may cause certain shareholders to be subject to the Federal alternative minimum tax or may increase the tax liability of a shareholder who is subject to such tax. Investors should thus consider the possible effect of an investment in the Fund on their Federal alternative minimum tax liability.

         Legislation has been introduced that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996, at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction) in excess of $2,000,000. If the Environmental Tax is reinstated, exempt-interest dividends paid by the Fund that are included in a corporate shareholder's alternative minimum taxable income may subject such shareholder to the Environmental Tax.

         Exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The receipt of exempt-interest dividends may affect the portion, if any, of an individual shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to Federal income tax. Up to [85 percent] of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds a base amount ($25,000 for a single individual and $32,000 for individuals filing a joint return). Individual shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

         All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of shares of RP may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         Under Federal tax law in effect at the date of this Prospectus, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of RP) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (and, in the case of individuals, portfolio investments). Currently proposed legislation would repeal this two-percent DE MINIMIS exception, which could reduce the total after-tax yield of the RP to investors to whom the DE MINIMIS exception would otherwise apply.

         Distributions of net investment income that do not qualify as exempt-interest dividends, distributions of certain other ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses, will be taxable to shareholders as ordinary income, and will not qualify for the corporate dividends-received deduction. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund, and will not qualify for the corporate dividends-received deduction.

         Due to certain of the Fund's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund's net tax exempt and taxable income. If the Fund distributes amounts in excess of the Fund's "earnings and profits" (which provides the measure of the Fund's dividend-paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares or RP, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing a shareholder's basis in the relevant shares, which basis reduction would cause shareholders of RP to realize gain if their shares of RP were sold for an amount equal to the liquidation price. Conversely, because Fund expenses attributable to earning tax exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of the Fund's net tax exempt and taxable income may be considered paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund's capital).

         The Internal Revenue Service has taken the position in a published revenue ruling indicating that the Fund is required to designate distributions paid with respect to its Common Shares and each series of Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of the Common Shares, the Series A RP, Series B RP and the Series C RP, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular Federal income tax will similarly be allocated among the four classes. In the opinion of Ropes & Gray, under current law, the manner in which the Fund intends to allocate items of its tax exempt interest income, net capital gain, and other income subject to regular Federal income tax, if any, among its four classes of shares will be respected for Federal income tax purposes. No dividend that the Fund pays will be increased to compensate for the fact that it may be subject to state and local taxes.

If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to Federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Additional Dividends (see Description of RP -- Dividends -- Additional Dividends) payable under the circumstances described in this Prospectus). The federal income tax consequences of Additional Dividends under existing law are uncertain. For example, it is unclear how Additional Dividends will be treated under the rules in Subchapter M applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Fund intends to treat such Additional Dividends as paid during such prior taxable year for purposes of the rules governing the Fund's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. The Fund will generally designate Additional Dividends as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles set forth above. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year in which the dividend or dividends to which the Additional Dividend relates, was paid, or in the taxable year in which the Additional Dividend is paid. The Fund will not be required to pay any additional amount if it is determined that its treatment of Additional Dividends was improper. Additional Dividends will not include any amount to compensate for the fact that the Additional Dividends or the Retroactive Taxable Allocations (see Description of RP -- Dividends -- Additional Dividends) may themselves be subject to state and local taxes. No provision will be made to compensate holders of shares of a series of RP for any alternative minumum tax liability in respect of distributions on shares of such series of RP.

         Existing authorities, including the revenue ruling discussed in the above paragraph, do not specifically address whether dividends (including possibly Additional Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends "paid" during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been "paid" in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the Internal Revenue Service could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the Internal Revenue Service could attempt to recharacterize a portion of the dividends paid to the holders of RP and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the Internal Revenue Service were to prevail with respect to any such attempted recharacterization, holders of RP could be subject to tax on amounts so recharacterized and the Fund could be subject to Federal income and excise tax. In such event, no additional amounts (including Additional Dividends) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by holders of RP. Ropes & Gray has advised the Fund that, should the Internal Revenue Service attempt to so recharacterize amounts allocated by the Fund to shares of RP, the Internal Revenue Service would be unlikely to prevail. However, such advice represents only Ropes & Gray's best legal judgment and is not binding on the Internal Revenue Service or the courts.

         Any dividend paid by the Fund during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Fund in October, November or December of such preceding year and payable to shareholders of record on a date in such a month.

         The Fund will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of net long-term capital gains.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

         SALE OR REDEMPTION OF SHARES. In certain circumstances, the sale or exchange of shares of RP may give rise to gain or loss. In general, any gain or loss realized upon a taxable disposition of shares of RP by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys shares of RP and sells them at a loss within six months, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares of RP held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares of RP will be disallowed if other shares of RP are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares of RP will be adjusted to reflect the disallowed loss.

         Gain or loss, if any, resulting from a redemption of RP will generally be treated as gain or loss from the sale or exchange of a capital asset under Code section 302, but in certain circumstances the amount distributed in redemption may be treated instead as a distribution of cash which is taxable to the extent of Fund earnings and profits as an ordinary dividend.

         From time to time the Fund may make a tender or repurchase offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares, and dispose of all shares of RP, held or considered under Code rules to be held by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of RP held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its RP, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders (including holders of RP) will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the RP held by a holder of RP and such holder of RP is treated as having received a taxable dividend upon such redemption, there is a remote risk that holders of Common Shares and non-redeeming holders of RP will be treated as having received taxable distributions from the Fund.

         If, in connection with the selection of a Long-Term Dividend Period, the Fund provides that a Premium Call Period will follow a Non-Call Period, and the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of RP will be required to accrue such premium as a dividend (to the extent of Fund earnings and profits) over the term of the Non-Call Period under regulations to be issued by the Treasury Department.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Fund they are not subject to such withholding. An individual's taxpayer identification number is his or her social security number.

                                  UNDERWRITING

         Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter" or "Merrill Lynch"), Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1201 has agreed, subject to the terms and conditions of the Purchase Agreement with the Fund and Putnam, to purchase from the Fund all of the shares of RP of each series offered hereby. The Underwriter is committed to purchase all such shares if any are purchased.

         The Underwriter has advised the Fund that it proposes initially to offer the shares of RP to the public at the public offering price set forth on the cover page of the Prospectus and to certain dealers at such price less a concession not in excess of ______ per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of ______ per share on sales to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of ______ per share is equal to ______ of the initial public offering price. Investors must pay for any shares of RP purchased in the initial public offering on or before _______, 1997.

         The Fund and Putnam have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

         The Fund anticipates that Merrill Lynch may from time to time act as a broker or dealer in connection with portfolio transactions after it has ceased to be the Underwriter and, subject to certain restrictions, may act as a broker while it is the Underwriter. See "Portfolio Transactions."

          Merrill Lynch is also the Remarketing Agent and a Commercial Paper Dealer. See "Remarketing--The Remarketing Agent" and "Remarketing--Remarketing Procedures--Applicable Dividend Rates."

         Princeton Administrators L.P., an affiliate of Merrill Lynch, has entered into an agreement with Putnam to provide various services to Putnam. See "Administrative Services Contract."

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         The Fund's custodian is Putnam Fiduciary Trust Company, an affiliate of Putnam (the "Custodian"). The transfer agent, dividend disbursing agent, and registrar for the Common Shares is Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The principal business address of the Custodian and Putnam Investor Services is One Post Office Square, Boston, Massachusetts 02109. During the 1996 fiscal year, the Fund incurred $201,909 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company. The transfer agent, dividend disbursing agent and registrar for the shares of RP will be ______________________________.

                                  LEGAL MATTERS

         Certain legal matters in connection with the shares of RP offered hereby will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts and for the Underwriter by Brown & Wood LLP, New York, New York.

                                     EXPERTS

         The audited financial statements of the Fund included in this Prospectus has been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing.

                               INITIAL SETTLEMENT

         Payment by each initial purchaser of shares of RP through an Agent Member will be made by such Agent Member in same-day funds on the Date of Original Issue of such shares to the Underwriter. On the Date of Original Issue, the Underwriter will accept delivery of the shares of RP offered hereby and will thereafter deposit such shares in the Underwriter's account at DTC. Immediately thereafter on such Date of Original Issue, the Securities Depository will deliver (by book entry) the shares of RP purchased by each purchaser through an Agent Member from the Underwriter's account to the account of such purchaser's Agent Member against payment for such shares of RP to the account of the Underwriter of an amount equal to the purchase price from the account of such Agent Member.


                             ADDITIONAL INFORMATION

         Further information concerning these securities may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Securities and Exchange Commission.

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1996 (Unaudited)


     Key to Abbreviations
     AMBAC         -- AMBAC Indemnity Corporation
     COP           -- Certificate of Participation
     FGIC          -- Financial Guaranty Insurance Company
     FSA           -- Financial Security Assurance
     GNMA Coll.    -- Government National Mortgage Association Collateralized
     IFB           -- Inverse Floating Rate Bonds
     IF COP        -- Inverse Floating Rate Certificate of Participation
     MBIA          -- Municipal Bond Investors Assurance Corporation
     VRDN          -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.3%)*
PRINCIPAL AMOUNT                                                                  RATINGS**       VALUE
Alabama  (2.1%)
============================================================================================================
                $5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                              Disp. James River Corp. ), 8s, 9/1/28               BBB             $5,556,250

Arizona  (1.2%)
============================================================================================================

                 2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                              (Westminster Village ), 7 7/8s, 6/1/09              BB/P             3,053,050

California  (10.3%)
============================================================================================================

                 5,000,000  Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                              (CA Toll Roads), Ser. A, 5s, 1/1/35                 Baa              4,212,500
                 3,000,000  Metro. Wtr. Dist. IFB (Southern CA Waterwks.),
                              7.282s, 8/10/18                                     Aa               3,093,750
                 2,000,000  Orange Cnty., Pub. Fac. Corp. COP
                               (Solid Waste Management), 7 7/8s, 12/1/13          Baa              2,110,000
                 5,000,000  San Bernardino Cnty. COP (Med. Ctr. Fin. ),
                              Ser. A, MBIA, 6 1/2s, 8/1/17                        Aaa              5,562,500
                 3,000,000  San Diego, IF COP, AMBAC, 8.12s, 9/1/07               Aaa              3,142,500
                 6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12           Aaa              6,067,500
                 3,000,000  So. CA Pub. Pwr. Auth. IFB, FGIC, 6.79s, 7/1/17       Aaa              2,771,250
                                                                                             ---------------

                                                                                                  26,960,000

Colorado  (6.5%)
============================================================================================================

                            Denver, City & Cnty. Arpt. Rev. Bonds,
                 9,440,000    Ser. A, 8 3/4s, 11/15/23                            Baa             11,115,600
                 3,160,000    MBIA, 8 1/2s, 11/15/23                              Aaa              3,673,500
                 2,000,000    Ser. D, 7 3/4s, 11/15/21                            Baa              2,215,000
                                                                                             ---------------

                                                                                                  17,004,100


                                      -53-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  RATINGS**       VALUE

Florida  (1.3%)
============================================================================================================


                $3,000,000  Broward Cnty., Resource Recvy. Rev. Bonds
                               (SES Broward Cnty. LP South ), 7.95s, 12/1/08      A               $3,307,500

Illinois  (14.2%)
============================================================================================================


                            Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                              (United Air Lines, Inc.)
                10,900,000    Ser. 84A, 8.85s, 5/1/18                             Baa             12,289,750
                 8,930,000    Ser. C, 8.2s, 5/1/18                                Baa              9,689,050
                10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
                              Ser. 91A, 8 1/4s, 7/1/16                            A               10,687,500
                 1,900,000  IL Hsg. Dev. Auth. Res. Mtge. IFB, 9.907s, 2/1/20
                              (acquired 5/28/93, cost $2,152,225)++               Aa               2,052,000
                 8,330,000  IL Hsg. Dev. Auth. Metropolitan Pier & Exposition
                              Auth. Rev. Bonds (McCormick), Ser. A, MBIA,
                              zero %, 12/15/16                                    Aaa              2,592,712
                                                                                             ---------------
                                                                                                  37,311,012

Indiana  (2.0%)
============================================================================================================


                 3,000,000  IL State Dev. Fin. Auth. Rev. Bonds
                              (Inland Steel Co. ), 6.85s, 12/1/12                 BB               3,108,750
                 2,000,000  Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                              (Federal Express Corp. ), 7.1s, 1/15/17             Baa              2,137,500
                                                                                             ---------------
                                                                                                   5,246,250

Kentucky  (1.9%)
============================================================================================================


                            Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                              (Delta Air Lines, Inc. )
                 3,400,000  Ser. A, 7 1/2s, 2/1/20                                Baa              3,655,000
                 1,300,000  Ser. B, 7 1/4s, 2/1/22                                Baa              1,387,750
                                                                                             ---------------
                                                                                                   5,042,750
Louisiana  (3.4%)
============================================================================================================


                 5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                              (Continental Grain Co. ), 7 1/2s, 7/1/13            BB               5,857,500
                 2,850,000  St. Charles Parish, Poll. Control Rev. Bonds
                              (LA Pwr. & Lt. Co.), 8s, 12/1/14                    Baa              3,110,063
                                                                                             ---------------
                                                                                                   8,967,563


                                      -54-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  RATINGS**       VALUE

Massachusetts  (4.9%)
============================================================================================================

                            MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                $3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                 Ba              $3,189,863
                 3,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                              7 7/8s, 8/15/24                                     BB/P             3,116,250
                            MA State Indl. Fin. Agcy. Resource Recvy.
                 3,000,000    Rev. Bonds (Southeastern MA ), Ser. A,
                              9s, 7/1/15                                          BB/P             3,393,750
                 1,000,000    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15          BBB/P            1,030,000
                 2,500,000  MA State Wtr. Resources Auth. Rev. Bonds, Ser. B,
                              MBIA, 4 3/4s, 12/1/21                               Aaa              2,140,625
                                                                                             ---------------
                                                                                                  12,870,488
Michigan (1.7%)
============================================================================================================

                 1,700,000  Dickinson Cnty., Hosp. Rev. Bonds
                              (Memorial Hosp. Syst.), 8 1/8s, 11/1/24             BBB              1,863,625
                 2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                              Ser. A, FSA, 7.55s, 4/1/23                          Aaa              2,690,625
                                                                                             ---------------
                                                                                                   4,554,250

Mississippi  (1.0%)
============================================================================================================

                 2,500,000  Claiborne Cnty., Poll. Control Rev. Bonds
                              (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14 BB/P             2,709,375

Missouri  (0.5%)
============================================================================================================

                 1,300,000  Kansas City, Indl. Dev. Auth. VRDN
                              (Resh Hlth. Svcs. Syst.), MBIA, 3.7s, 10/15/15      VMIGI            1,300,000

Nebraska  (1.1%)
============================================================================================================

                 2,500,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                              Ser. 2, GNMA Coll., 11.51s, 9/10/30                 Aaa              2,787,500

Nevada  (2.3%)
============================================================================================================

                            Clark Cnty., Indl. Dev. Rev. Bonds
                               (Southwest Gas Corp.)
                 2,750,000    Ser. B, 7 1/2s, 9/1/32                              Baa              2,942,500
                 3,000,000    Ser. A, 6 1/2s, 12/1/33                             Baa              3,003,750
                                                                                             ---------------
                                                                                                   5,946,250


                                      -55-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  RATINGS**       VALUE

New Jersey  (9.8%)
============================================================================================================

                $9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                              (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19        BB              $9,731,250
                            Hlth. Care Fac. Fin. Auth. Rev. Bonds
                 1,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13             BBB              1,608,750
                 2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14             BB/P             2,725,975
                10,000,000  Salem Cnty. Indl. Poll. Control Fin. Auth. IFB, MBIA,
                            8.954s, 10/1/29 (acquired 10/28/94,
                            cost $9,750,000)++                                     Aaa            11,712,500
                                                                                             ---------------
                                                                                                  25,778,475

New York  (2.8%)
============================================================================================================

                 4,600,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                              (American Airlines, Inc.), 8s, 7/1/20               Baa              4,916,250
                 2,500,000  NY State Dorm. Auth. Rev. Bonds
                              (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16     Baa              2,431,250
                                                                                             ---------------
                                                                                                   7,347,500

North Carolina  (0.8%)
============================================================================================================

                 2,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                              Ser. B, 6s, 1/1/22                                  Baa              1,970,000

Ohio  (1.2%)
============================================================================================================


                 2,813,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                              GNMA Coll., 9.909s, 3/24/31                         Aaa              3,009,910

Pennsylvania  (7.3%)
============================================================================================================

                 5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                              (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                              5 5/8s, 8/15/26                                     Aaa              4,912,500
                 7,000,000  Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
                              Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11     Aaa              7,883,750
                 1,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                              Rev. Bonds (Colver), Ser. D, 7.15s, 12/1/18         BBB              1,053,750
                 5,000,000  PA State Higher Ed. Assistance Agcy. Student Loan
                               IFB, AMBAC, 9.834s, 9/3/26                         Aaa              5,325,000
                                                                                             ---------------
                                                                                                  19,175,000
South Carolina  (1.8%)
============================================================================================================

                 4,500,000  Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                              (Bayerische Motoren Werke), 7.55s, 11/1/24          A/P              4,848,750

Tennessee  (0.3%)
============================================================================================================

                   900,000  Metro. Nashville Arpt. Auth. Fac. VRDN
                              (American Airlines), Ser. A, 3.65s, 10/1/12         VMIG1              900,000



                                      -56-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  RATINGS**       VALUE

Texas  (11.7%)
============================================================================================================

                $5,500,000  Alliance Arpt. Auth. Special Fac. Rev. Bonds
                              (American Airlines, Inc.), 7 1/2s, 12/1/29          Baa             $5,864,375
                            Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                              (Baptist Memorial Hosp.)
                 4,800,000  7.9s, 5/1/18                                          Aaa              5,622,000
                 2,000,000  7.9s, 5/1/11                                          Aaa              2,342,500
                 4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                              (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21       Baa              4,961,250
                 2,420,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                              Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21    Ba               2,528,900
                 3,535,000  Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
                              (Valero Refining & Marketing Co.), Ser. A,
                              10 1/4s, 6/1/17                                     Baa              3,753,569
                 5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                              Rev. Bonds (Southwestern Elec. Pwr. Co.),
                              Ser. A, 8.2s, 8/1/11                                Aa               5,737,500
                                                                                                  30,810,094

Virginia  (1.4%)
============================================================================================================

                 3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp.
                              Syst.), Ser. C, 9.595s, 8/29/23                     Aaa              3,682,500

Washington  (5.8%)
============================================================================================================

                 7,150,000  Pierce Cnty., Econ. Dev. Corp. Rev. Bonds (Solid
                              Waste-Occidental Petroleum), 5.8s, 9/1/29           Baa              6,703,125
                 3,450,000  WA State Hlth. Care Fac. VRDN
                              (Sisters Providence), Ser. E, 3.6s, 10/1/05         VMIG1            3,450,000
                 5,000,000  WA State Pub. Pwr. Auth. Rev. Bonds
                              (Nuclear  No. 2), Ser. A, MBIA, 5.7s, 7/1/12        Aaa              5,012,500
                                                                                             ---------------
                                                                                                  15,165,625
                                                                                             ---------------
                            Total Investments (cost $250,342,381)***                            $255,304,192
============================================================================================================


* Percentages indicated are based on net assets of $262,262,632. Net assets available to common shareholders are $222,240,341.

**The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

The table below shows the percentage of the fund's investments on October 31, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.


                                                  Unrated securities
                     Rated securities            of comparable quality,
                    as a percentage of             as a percentage of
Rating              fund's net assets              fund's net assets
================================================================================
AAA/Aaa                  30.8%                             --
AA/Aa                     4.1                              --
A/A                       5.3                             1.8%
BBB/Baa                  37.6                             0.4
BB/Ba                     8.3                             5.7
B/B                       1.0                              --
A-1/VMIGI                 2.2                              --

                         89.3%                            7.9%

*** The aggregate identified cost on a tax basis is $250,342,381, resulting in gross unrealized appreciation and depreciation of $8,760,753 and $3,798,942, respectively, or net unrealized appreciation of $4,961,811.

++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1996 was $13,764,500 or 5.2% of net assets.

         The fund had the following industry group concentrations greater than 10% at October 31, 1996 (as a percentage of net assets):

                  Transportation        27.4%
                  Utilities             26.0
                  Healthcare            11.3

         The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.












The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996 (Unaudited)

             ASSETS

             Investments in securities at value
             (identified cost $250,342,381) (Note 1)                                 $255,304,192

             Cash                                                                          66,417

             Interest receivable                                                        5,761,252

             Receivable for securities sold                                             3,086,417

             Unamortized organization expenses (Note 1)                                    10,047

             TOTAL ASSETS                                                             264,228,325


             LIABILITIES

             Distributions payable to shareholders                                      1,332,920

             Payable for compensation of Manager (Note 2)                                 470,744

             Payable for investor servicing and custodian fees (Note 2)                    16,004

             Payable for compensation of Trustees (Note 2)                                     81

             Payable for administrative services (Note 2)                                   2,589

             Payable for organization expense (Note 1)                                     36,681

             Other accrued expenses                                                       106,674

             TOTAL LIABILITIES                                                          1,965,693

             NET ASSETS                                                              $262,262,632

             REPRESENTED BY

             Remarketed preferred shares (800 shares issued and                       $40,000,000
             outstanding at $50,000 per share) (Note 4)

             Paid in capital-common shares (Note 1)                                   226,378,559

             Undistributed net investment income (Note 1)                                 140,090

             Accumulated net realized loss on investments (Note 1)                    (9,217,828)

             Net unrealized appreciation of investments                                 4,961,811

             TOTAL - REPRESENTING NET ASSETS APPLICABLE                              $262,262,632
             TO CAPITAL SHARES OUTSTANDING

             COMPUTATION OF NET ASSET VALUE:

             Remarketed preferred shares                                              $40,000,000

             Cumulative undeclared dividends on remarketed                                 22,291
             preferred shares

             Net assets allocated to remarketed                                       $40,022,291
             preferred shares - liquidation preference

             Net assets available to common shares                                   $222,240,341

             Net asset value per common share ($222,240,341                                $13.75
             divided by 16,157,092 shares)


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Six months ended October 31, 1996 (Unaudited)

                    TAX EXEMPT INTEREST INCOME:                                                      $9,188,225

                    Expenses:

                    Compensation of Manager (Note 2)                                                    926,251

                    Investor servicing and custodian fees (Note 2)                                      103,945

                    Compensation of Trustees (Note 2)                                                     6,254

                    Administrative services (Note 2)                                                      3,862

                    Amortization of organization expenses (Note 1)                                        3,211

                    Reports to shareholders                                                              31,553

                    Auditing                                                                             27,245

                    Legal                                                                                 8,135

                    Postage                                                                              89,055

                    Exchange listing fees                                                                12,130

                    Preferred share remarketing agent fees                                               46,098

                    Other                                                                                   587

                    TOTAL EXPENSES                                                                    1,258,326

                    Expense reduction (Note 2)                                                          (29,916)

                    NET EXPENSES                                                                      1,228,410

                    NET INVESTMENT INCOME                                                             7,959,815

                    Net realized gain on investments (Notes 1 and 3)                                    356,037

                    Net realized gain on futures contracts (Note 1)                                     440,942

                    Net unrealized appreciation of investments and futures
                    contracts during the period                                                       4,146,583

                    NET GAIN ON INVESTMENTS                                                           4,943,562

                    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $12,903,377


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                Six months ended                         Year ended
                                                                      October 31                           April 30
                                                                           1996+                               1996
INCREASE IN NET ASSETS

Operations:

Net investment income                                                 $7,959,815                        $16,028,262

Net realized gain on investments                                         796,979                          2,139,601

Net unrealized appreciation of investments                             4,146,583                          3,617,324

Net increase in net assets resulting from operations                  12,903,377                         21,785,187

Distributions to remarketed preferred shareholders:

From net investment income                                              (762,664)                        (1,455,352)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
(excluding cumulative undeclared dividends on remarketed
 preferred shares of $22,291 and $71,506, respectively)               12,140,713                         20,329,835

Distributions to common shareholders:

From net investment income                                            (7,997,478)                       (15,995,243)

TOTAL INCREASE IN NET ASSETS                                           4,143,235                          4,334,592

Net assets

Beginning of period                                                  258,119,397                        253,784,805

END OF PERIOD (including undistributed net investment
income of $140,090 and $940,417, respectively)                      $262,262,632                       $258,119,397

NUMBER OF FUND SHARES

Common shares outstanding at beginning and end of period              16,157,092                         16,157,092

Remarketed preferred shares outstanding                                      800                                800
at beginning and end of period

+Unaudited




The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


                                                                                                               For the period
                                                                                                                May 28, 1993
                                             Six Months Ended                   Year Ended                      (commencement
                                             October 31, 1996                    April 30                     of operations) to
                                                (Unaudited)                  1996         1995                 April 30, 1994
                                           ---------------------             ----         ----                 --------------
Net Asset Value of common shares,                  $13.50                   $13.23       $13.57                   $14.07(d)
  beginning of period

Investment Operations:
Net investment income                                 .49                      .99         1.02                      .94(a)
Net realized and unrealized
 gain (loss) on investments                           .31                      .36         (.16)                    (.59)
Total from investment operations                      .80                     1.35          .86                      .35

Less Distributions:
From net investment income
  To preferred shareholders                          (.05)                    (.09)        (.08)                    (.05)(f)
  To common shareholders                             (.50)                    (.99)        (.99)                    (.70)
From net realized gain on investments:
  To common shareholders                             -                        -            (.09)                    (.05)
In excess of capital gains:
  To common shareholders                             -                        -            (.03)                    -
Total distributions                                  (.55)                   (1.08)       (1.19)                    (.80)
Preferred share offering costs                       -                        -            -                        (.05)
Common share offering costs                          -                        -            (.01)(g)                 -
Net asset value of common shares,                $  13.75                 $  13.50     $  13.23                 $  13.57
  end of period
Market value of common shares,                   $  13.875                $  13.625    $  12.250                $  12.625
  end of period

Total Investment Return of common shares
  at Market Value (%)(b)                             5.54*                   19.64         5.82                   (11.22)*

Net assets, end of period (in thousands)          $262,263                $258,119     $253,785                 $259,295
Ratio of expenses to
  average net assets (%) (c)(e)                       .57*                    1.05          .95                      .94*
Ratio of net investment income
  to average net assets (%) (c)                      3.29*                    6.54         6.04                     6.14*
Portfolio Turnover rate (%)                         12.36*                   49.97        59.13                    60.52*


* Not annualized.

(a) Reflects a waiver of the management fee. As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d)Represents initial net asset value of $14.10 less offering expenses of $0.03.

(e)The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.

(f)Remarketed Preferred Shares, Series A, were issued on August 3, 1993.

(g)Adjustments of the original offering costs to reflect actual costs incurred.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1996, the fund had a capital loss carryover of approximately $9,215,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                     Loss Carryover             Expiration
                     --------------             ----------
                      $4,634,000                4/30/2003
                       4,581,000                4/30/2004

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was 3.39%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, and original issue bonds are accreted according to the effective yield method.

H) UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $36,681. These expenses are being amortized on straight-line basis over a five year period.

The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services fees is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion of such average net asset value by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula. See "Administration Services Contract."

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1996, fund expenses were reduced by $29,916 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $780 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $30,914,992 and $36,851,509, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that approximately 100% of total distributions and dividends paid during fiscal 1997 to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.

Report of independent
accountants For the fiscal year ended April 30, 1996

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Opportunities Trust, including the portfolio of investments owned, as of April 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust as of April 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.



Boston, Massachusetts
June 18, 1996

PORTFOLIO OF INVESTMENTS OWNED
April 30, 1996

      Key to Abbreviations
      AMBAC           -- AMBAC Indemnity Corporation
      COP             -- Certificate of Participation
      FGIC            -- Financial Guaranty Insurance Company
      FSA             -- Financial Security Assurance
      GNMA Coll.      -- Government National Mortgage Association Collateralized
      G.O.Bonds       -- General Obligation Bonds
      IF COP          -- Inverse Floater Certificate of Participation
      IFB             -- Inverse Floating Rate Bonds
      LOC             -- Letter of Credit
      MBIA            -- Municipal Bond Investors Assurance Corporation
      VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.0%)*
PRINCIPAL AMOUNT                                                      RATINGS**            VALUE
Alabama  (2.1%)
==================================================================================================

    $5,000,000    Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                     Disp. James River Corp. Project), 8s, 9/1/28      BBB              $5,525,000

Arizona  (1.2%)
==================================================================================================

     2,860,000    Scottsdale, Indl. Dev. Auth. Rev. Bonds
                     (Westminster Village Project), 7 7/8s, 6/1/09     BB/P              3,031,600

California  (11.3%)
==================================================================================================

     5,000,000    Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                     (CA Toll Rd.), Ser. A, 5s, 1/1/35                 Baa               3,993,750
     3,000,000    Metro. Wtr. Dist. IFB (Southern CA Waterworks.),
                     7.715s, 8/10/18                                   AA                2,932,500
     2,000,000    Orange Cnty., Pub. Fac. Corp. COP
                     (Solid Waste Mgt.), 7 7/8s, 12/1/13               BBB               2,087,500
     5,000,000    San Bernardino Cnty., COP (Med. Ctr. Fin. Project),
                     Ser. A, MBIA, 6 1/2s, 8/1/17 #                    AAA               5,400,000
     3,000,000    San Diego Cnty., IF COP, AMBAC, 7.27s,
                     9/1/07                                            AAA               3,030,000
     6,000,000    San Diego Cnty., Rev. Bonds, AMBAC,
                     5 5/8s, 9/1/12                                    AAA               5,955,000
     3,000,000    So. CA Pub. Pwr. Auth. IFB, FGIC, 4.24s, 7/1/17      AAA               2,628,750
     3,000,000    Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                     Rev. Bonds (No. 94-1), 6 7/8s, 9/1/24             BB/P              3,015,000
                                                                                         ---------
                                                                                        29,042,500

Colorado  (5.7%)
==================================================================================================

                  Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
     9,440,000    8 3/4s, 11/15/23                                     Baa              11,151,000
       3,160,000  MBIA, 8 1/2s, 11/15/23                               AAA               3,669,550
                                                                                         ---------
                                                                                        14,820,550



                                      -66-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                      RATINGS**            VALUE

Connecticut  (2.1%)
==================================================================================================

                  CT State G.O. Bonds, Ser. A
    $2,000,000    5.3s, 5/15/10                                        AA               $1,952,500
     3,500,000    5.2s, 5/15/09                                        AA                3,421,250
                                                                                         ---------
                                                                                         5,373,750
Florida  (3.8%)
==================================================================================================

     3,000,000    Broward Cnty., Resource Recvy. Rev. Bonds
                     (SES Broward Cnty. LP South Project),
                     7.95s, 12/1/08                                    A                 3,307,500
     5,775,000    Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                     (Indiantown Cogen. Project), Ser. A,
                     7 7/8s, 12/15/25                                  Baa               6,446,344
                                                                                         ---------
                                                                                         9,753,844
Illinois  (14.2%)
==================================================================================================

                  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                     (United Air Lines, Inc.)
    10,900,000       Ser. 84A, 8.85s, 5/1/18                           Baa              12,180,750
    10,930,000       Ser. C, 8.2s, 5/1/18                              Baa              11,777,075
    10,000,000       IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                     8 1/4s, 7/1/16                                    A                10,637,500
     1,900,000    IL Hsg. Dev. Auth. Res. Mtge. IFB, 10.483s, 2/1/20
                     (acquired 5/28/93, cost $2,152,225) ++            Aa                2,066,250
                                                                                         ---------
                                                                                        36,661,575

Indiana  (2.0%)
==================================================================================================

     3,000,000    IN State Dev. Fin. Auth. Poll. Control Rev. Bonds
                     (Inland Steel Co. Project No. 12), 6.85s, 12/1/12 Ba                3,033,750
     2,000,000    Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                     (Federal Express Corp. Project), 7.1s, 1/15/17    Baa               2,117,500
                                                                                         ---------
                                                                                         5,151,250

Kentucky  (1.9%)
==================================================================================================

                  Kenton Cnty., Arpt. Board Special Facs. Rev. Bonds
                     (Delta Air Lines, Inc. Project)
     3,400,000    Ser. A, 7 1/2s, 2/1/20                               Baa               3,595,500
     1,300,000    Ser. B, 7 1/4s, 2/1/22                               Baa               1,363,375
                                                                                         ---------
                                                                                         4,958,875

Louisiana  (3.4%)
==================================================================================================

     5,500,000    Port of New Orleans, Indl. Dev. Rev. Bonds
                     (Continental Grain Co. Project), 7 1/2s, 7/1/13   BB                5,692,500
     2,850,000    St. Charles Parish, Poll. Control Rev. Bonds
                     (LA Pwr. & Lt.), 8s, 12/1/14                      Baa               3,106,500
                                                                                         ---------
                                                                                         8,799,000



                                      -67-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                      RATINGS**            VALUE

Massachusetts  (5.3%)
==================================================================================================

$    2,000,000    MA State VRDN, Ser. E, 3.9s, 12/1/97 (ABN Amro
                     Bank N.V. (LOC))                                  VMIGI            $2,000,000
                  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
     3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                  Ba                3,178,106
     3,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                     7 7/8s, 8/15/24                                   BB/P              3,086,250
     3,000,000    MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                     Bonds (Southeastern MA Project), Ser. A, 9s,
                     7/1/15                                            BB/P              3,326,250
     2,500,000    MA State Wtr. Res. Auth. Rev. Bonds, Ser. B, MBIA,
                     4 3/4s, 12/1/21                                   AAA               2,090,625
                                                                                         ---------
                                                                                        13,681,231

Michigan  (1.7%)
==================================================================================================

     1,700,000    Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                     Hosp. Syst.), 8 1/8s, 11/1/24                     BBB               1,861,500
     2,500,000    MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                     Ser. A, FSA, 7.55s, 4/1/23                        AAA               2,628,125
                                                                                         ---------
                                                                                         4,489,625

Mississippi  (1.1%)
==================================================================================================

     2,500,000    Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                     South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14       Ba                2,709,375

Nebraska  (1.2%)
==================================================================================================

     2,700,000    NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                     Ser. 2, GNMA Coll., 11.328s, 9/10/30              AAA               3,010,500

Nevada  (3.4%)
==================================================================================================

                  Clark Cnty., Indl. Dev. Rev. Bonds
                     (Southwest Gas Corp.)
     2,750,000    Ser. B, 7 1/2s, 9/1/32                               Baa               2,897,813
     6,000,000    Ser. A, 6 1/2s, 12/1/33                              Baa               5,745,000
                                                                                         ---------
                                                                                         8,642,813

New Jersey  (9.6%)
==================================================================================================

     9,000,000    NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                     (Vineland Cogen. L.P. Project), 7 7/8s, 6/1/19    BB                9,618,750
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
     1,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13              BBB               1,593,750
     2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14              BB/P              2,632,088
    10,000,000       Salem Cnty., Indl. Poll. Control Fin. Auth. IFB,
                     9.015s, 10/1/29 (acquired 10/28/94,
                     cost $9,750,000) ++                               AAA              11,037,500
                                                                                        ----------
                                                                                        24,882,088
New York  (2.8%)
==================================================================================================

     4,600,000    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                     (American Airlines, Inc. Project), 8s, 7/1/20     Baa               4,922,000
     2,500,000    NY State Dorm. Auth. Rev. Bonds (U. Syst.
                     Construction), Ser. A, 5 5/8s, 7/1/16             Baa               2,353,125
                                                                                         ---------
                                                                                         7,275,125



                                      -68-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                      RATINGS**            VALUE

North Carolina  (0.7%)
==================================================================================================

$    2,000,000    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                     Ser. B, 6s, 1/1/22                                A                $1,927,500

Ohio  (1.2%)
==================================================================================================

     2,913,000    OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                     GNMA Coll., 9.9s, 3/24/31                         AAA               3,069,574

Pennsylvania  (6.5%)
==================================================================================================

     3,000,000    Beaver Cnty., Indl. Dev. Auth. Rev. Bonds (Cleveland
                     Elec. Project), 7 5/8s, 5/1/25                    Ba                3,067,500
     7,000,000    Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
                     Rev. Bonds (UTD Hosp. Project), Ser. B,
                     8 3/8s, 11/1/11                                   Ba                7,455,000
     1,000,000    PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev.
                     Bonds (Colver Project), Ser. D, 7.15s, 12/1/18    BBB               1,040,000
     5,000,000    PA State Higher Edl. Assistance Agcy. Student Loan
                     IFB, AMBAC, 9.622s, 9/3/26                        AAA               5,312,500
                                                                                         ---------
                                                                                        16,875,000

South Carolina  (1.9%)
==================================================================================================

     4,500,000    Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                     (Bayerische Motoren Werke), 7.55s, 11/1/24        A/P               4,803,750

Texas  (11.9%)
==================================================================================================

     5,500,000    Alliance Arpt. Auth. Special. Fac. Rev. Bonds
                     (American Airlines, Inc. Project), 7 1/2s,
                      12/1/29                                          Baa               5,836,875
                  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                     (St. Luke's Lutheran Hosp. Project)
     4,800,000    7.9s, 5/1/18                                         AAA/P             5,628,000
     2,000,000    7.9s, 5/1/11                                         AAA/P             2,345,000
     4,500,000    Brazos River, Poll. Control Auth. Rev. Bonds
                     (TX Utils. Elec. Co. Project), Ser. A,
                     7 7/8s, 3/1/21                                    Baa               4,938,750
     2,450,000    Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                     Bonds (Baptist Healthcare Syst. Project),
                     8 7/8s, 6/1/21                                    Ba                2,517,375
     3,535,000    Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
                     (Valero Refining & Marketing Co.), Ser. A,
                     10 1/4s, 6/1/17                                   Baa               3,818,223
     5,000,000    Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                     Rev. Bonds (Southwestern Elec. Pwr. Co.),
                     Ser. A, 8.2s, 8/1/11                              AA                5,718,750
                                                                                         ---------
                                                                                        30,802,973

Virginia  (1.4%)
==================================================================================================

     3,000,000    Fairfax Cnty., Indl. Dev. Auth. IFB
                     (Fairfax Hosp. Syst.), Ser. C, 9.707s, 8/29/23    AAA               3,675,000



                                      -69-

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                      RATINGS**            VALUE

Washington  (1.6%)

$    4,650,000    Pierce Cnty., Econ. Dev. Corp. Rev. Bonds
                     (Solid Waste-Occidental Petroleum),
                     5.8s, 9/1/29                                     Baa               $4,115,250
                                                                                        ----------
                     Total Investments  (cost $252,414,395)***                        $253,077,748
==================================================================================================


*Percentages indicated are based on net assets of $258,119,397. Net assets available to common shareholders are $218,047,891.

**The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

The table below shows the percentage of the fund's investments on April 30, 1996 in securities assigned to various rating categories by Moody's or Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.


                                                   Unrated securities
                    Rated securities              of comparable quality,
                  as a percentage of                as a percentage of
Rating             fund's net assets                 fund's net assets
================================================================================
   AAA/Aaa              18.5%                          3.1%
   AA/Aa                  7.7
   A/A                    6.1                          1.9
   BBB/Baa               39.7                           --
   BB/Ba                 14.4                          5.8
   VMIGI                  0.8                           --
================================================================================
                        87.2%                           10.8%
================================================================================
Ratings are not covered by the Report of independent accountants.

 *** The aggregate identified cost on a tax basis is $252,414,395, resulting in gross unrealized appreciation and depreciation of $6,208,327 and $5,544,974 respectively, or net unrealized appreciation of $663,353.

  ++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1996 was $13,103,750 or 5.1% of net assets.

   # A portion of this security was pledged to cover margin requirements for futures contracts at April 30, 1996. The market value of segregated securities with the custodian for transactions in futures contracts is $334,800 or less than 0.1% of net assets.

The rates shown on IFBs and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at April 30, 1996.

The fund had the following industry group concentrations greater than 10% on April 30, 1996 (as a percentage of net assets):

    Airlines                   21.9%
    Utilities                  18.1
    Health/Hospitals           16.4

================================================================================
Futures Contracts Outstanding at April 30, 1996
(aggregate face value $12,159,063)


                                         Aggregate Face     Expiration        Unrealized
                                    Total Value       Value             Date        Appreciation
U.S. Treasury Bond
Futures (Sell)                      $12,007,188    $12,159,063         Jun 96         $151,875
===================================================================================================


The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1996

                  ASSETS

                  Investments in securities, at value
                  (identified cost $ 252,414,395)  (Note 1)         $253,077,748

                  Cash                                                   175,664

                  Interest receivable                                  5,993,685

                  Receivable for securities sold                         708,622

                  Receivable for variation margin                         75,625

                  Unamortized organization expenses (Note 1)              13,258

                  TOTAL ASSETS                                       260,044,602

                  LIABILITIES

                  Distributions payable to shareholders                1,332,925

                  Payable for compensation of Manager (Note 2)           447,668

                  Payable for investor servicing and custodian fees
                    (Note 2)                                              50,312

                  Payable for administrative services (Note 2)               669

                  Payable for organization expenses (Note 2)              36,681

                  Other accrued expenses                                  56,950

                  TOTAL LIABILITIES                                    1,925,205

                  NET ASSETS                                        $258,119,397

                  REPRESENTED BY

                  Remarketed preferred shares (800 shares issued
                  and outstanding at $50,000 per share liquidation
                  preference) (Note 4)                             $  40,000,000

                  Paid in capital-common shares (Note 1)             226,378,559

                  Undistributed net investment income (Note 1)           940,417

                  Accumulated net realized loss on investments
                  (Note 1)                                          (10,014,807)

                  Net unrealized appreciation of investments             815,228

                  NET ASSETS                                        $258,119,397

                  NET ASSETS AVAILABLE TO:

                  Remarketed preferred shares at liquidation
                    preference                                     $  40,000,000

                  Cumulative undeclared dividends on remarketed
                  preferred shares                                        71,506

                  Net assets allocated to remarketed preferred
                    shares                                         $  40,071,506

                  Net assets available to common shares             $218,047,891

                  Net asset value per common share ($218,047,891
                  divided by 16,157,092 shares)                     $      13.50



The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended April 30, 1996

                  TAX EXEMPT INTEREST INCOME                         $18,293,098

                  EXPENSES:

                  Compensation of Manager (Note 2)                     1,831,837

                  Investor servicing and custodian fees (Note 2)         201,909

                  Compensation of Trustees (Note 2)                       10,275

                  Administrative services (Note 2)                         8,421

                  Amortization of organization expenses (Note 2)           6,369

                  Reports to shareholders                                 46,024

                  Auditing                                                55,849

                  Legal                                                   10,830

                  Postage                                                 40,780

                  Exchange listing fees                                   24,685

                  Preferred share remarketing agent fees                  96,428

                  Other                                                    1,809

                  TOTAL EXPENSES                                       2,335,216

                  EXPENSE REDUCTION (NOTE 2)                            (70,380)

                  NET EXPENSES                                         2,264,836

                  NET INVESTMENT INCOME                               16,028,262

                  Net realized gain on investments (Notes 1 and 3)     2,003,399

                  Net realized gain on futures contracts
                    (Notes 1 and 3)                                      136,202

                  Net unrealized appreciation of investments and
                  futures contracts during the year                    3,617,324

                  NET GAIN ON INVESTMENTS                              5,756,925

                  NET INCREASE IN NET ASSETS RESULTING FROM
                   OPERATIONS                                        $21,785,187


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                             Year ended April 30
                                                           ----------------------
                                                           1996              1995
INCREASE (DECREASE) IN NET ASSETS

Operations:

Net investment income                                  $   16,028,262    $  16,512,895

Net realized gain (loss) on investment transactions         2,139,601     (11,564,849)

Net unrealized appreciation of investment transactions      3,617,324        9,027,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       21,785,187       13,975,148

Distributions to remarketed preferred shareholders:

From net investment income                                (1,455,352)      (1,287,696)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   APPLICABLE TO COMMON SHAREHOLDERS (excluding
   cumulative undeclared dividends on remarketed
   preferred shares of $71,506 and $0,
   respectively)                                          20,329,835       12,687,452

Distributions to common shareholders:

  From net investment income                             (15,995,243)     (15,998,793)

  From net realized gains                                         --       (1,481,046)

  In excess of net realized gains                                 --         (499,303)

Common share offering and closing costs charged to
  paid-in capital                                                 --        (218,436)+

Total increase (decrease) in net assets                     4,334,592      (5,510,126)


NET ASSETS

Beginning of year                                         253,784,805      259,294,931

END OF YEAR (including undistributed net
  investment income of $940,417 and
   $2,272,494, respectively)                           $  258,119,397    $ 253,784,805

NUMBER OF FUND SHARES

Common shares outstanding at beginning
 and end of year                                           16,157,092       16,157,092

Remarketed preferred shares outstanding
 at beginning and end of year                                     800              800



+ Adjustments of the original offering costs to reflect actual costs incurred.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)


                                                                               For the period
                                                                                May 28, 1993
                                                                              (commencement of
                                              Year ended        Year ended     operations) to
                                               April 30          April 30         April 30
                                                 1996              1995             1994
NET ASSET VALUE, BEGINNING OF PERIOD
(COMMON SHARES)                             $     13.23       $     13.57       $   14.07*

INVESTMENT OPERATIONS:
Net investment income                               .99              1.02           .94(a)
Net realized and unrealized gain (loss)
on investments                                      .36             (.16)            (.59)
TOTAL FROM INVESTMENT OPERATIONS                   1.35               .86              .35

LESS DISTRIBUTIONS:
From net investment income:
To preferred shareholders                         (.09)             (.08)          (.05)**
To common shareholders                            (.99)             (.99)            (.70)
Capital gains:
To common shareholders                               --             (.09)            (.05)
In excess of capital gains:
To common shareholders                               --             (.03)               --
TOTAL DISTRIBUTIONS                              (1.08)            (1.19)            (.80)
Preferred share offering costs                       --                --            (.05)
Common share offering costs                          --            (.01)+               --
Net asset value, end of period
(common shares)                                  $13.50            $13.23           $13.57
Market value, end of period
  (common shares)                               $13.625           $12.250          $12.625

Total investment return, at market value
(common shares) (%) (c)                           19.64              5.82       (11.22)(b)

Net assets, end of period (in thousands)    $   258,119       $   253,785       $  259,295
Ratio of expenses to average net assets
   (%) (d)(e)                                      1.05               .95           .94(b)
Ratio of net investment income to
average net assets (%) (d)                         6.54              6.04          6.14(b)
Portfolio turnover rate (%)                       49.97             59.13         60.52(b)


*Represents initial net asset value of $14.10 less offering expenses of $0.03.

**Preferred shares were issued on August 3, 1993. (See Note 4)

+Adjustments of the original offering costs to reflect actual costs incurred.

(a)Reflects a waiver of the management fee for the period May 28, 1993 to June 13, 1993. As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share. (See Note 2)

(b)Not annualized.

(c)Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d)Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e)The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2)

NOTES TO FINANCIAL STATEMENTS
April 30, 1996

Note 1
Significant accounting policies


The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At April 30, 1996, the fund had a capital loss carryover of approximately $9,215,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover             Expiration
-------------              ----------
$4,634,000                 4/30/2003
$4,581,000                 4/30/2004

E) DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1996 was 3.625%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1996, the fund reclassified $90,256 to increase undistributed net investment income with an increase to accumulated net realized losses of $90,256. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses and undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

H) UNAMORTIZED ORGANIZATION EXPENSES. Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $36,681. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion of such average net asset value subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula. See "Administration Services Contract."

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1996, fund expenses were reduced by $70,380 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $790 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Note 3
Purchases and sales of securities

During the year ended April 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $127,957,774 and $126,337,866, respectively. Purchases and sales of short-term municipal obligations aggregated $64,800,000 and $68,000,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

On August 3, 1993, the fund issued 800 remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $600,000 and offering expenses of $182,000, amounted to $40,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. These expenses were charged against net assets of the fund available to common shareholders.

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that approximately 100% of total distributions and dividends paid during fiscal 1996 to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1996, no such restrictions have been placed on the fund.

                                    GLOSSARY

"`AA' Composite Commercial Paper Rate" has the meaning specified on page 34 of this Prospectus.

"Additional Dividend" has the meaning specified on page 41 of this Prospectus.

"Agent Member" means a designated member of the Securities Depository that will maintain records for a beneficial owner of one or more shares of RP.

"Applicable Dividend Rate" means, with respect to the Initial Dividend Period, the rate of dividend per annum established by the Trustees, by a duly authorized committee thereof or by any of the President, the Vice Chairman, any Executive Vice President or the Treasurer of the Fund and, for each subsequent Dividend Period, means the rate of dividend per annum that (i) except for a Dividend Period commencing during a Non-Payment Period, will be equal to the lower of the rate of dividend per annum that the Remarketing Agent advises results on the Remarketing Date preceding the first day of such Dividend Period from implementation of the remarketing procedures set forth in the Bylaws and the Maximum Dividend Rate or (ii) for each Dividend Period commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate.

"Applicable Percentage" has the meaning described on page 34 of this Prospectus.

"Authorized Newspaper" means a newspaper of general circulation in the English language generally published on Business Days in The City of New York.

"Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading, and is not a day on which banks in The City of New York are authorized or obligated by law to close.

"Bylaws" means the Bylaws of the Fund, as amended from time to time.

"Cede" means Cede & Co., the nominee of DTC in whose name the RP initially will be registered.

"Closing Transaction" means the termination of a futures contract or option position by taking a position opposite thereto.

"Code" means the Internal Revenue Code of 1986, as amended.

"Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealers as the Fund may from time to time appoint, or in lieu of any thereof, their respective affiliates or successors.

"Commission" means the Securities and Exchange Commission.

"Common Shares" means the common shares of beneficial interest of the Fund.

"Date of Original Issue" means, with respect to any share of RP, the date on which the Fund originally issues such share.

"Deposit Securities" has the meaning set forth on page B-1 of this Prospectus.

"Discount Factor" means a Moody's Discount Factor or a S&P Discount Factor, as the case may be.

"Discounted Value" has the meaning set forth on page B-1 of this Prospectus.

"Dividend Payment Date" has the meaning set forth on page 39 of this Prospectus.

"Dividend Period" has the meaning set forth on page 37 of this Prospectus.

"DTC" means The Depository Trust Company.

"Exempt-Interest Dividend" has the meaning set forth on page 48 of this Prospectus.

"Forward Commitment" has the meaning set forth on page 19 of this Prospectus.

"Fund" means Putnam Municipal Opportunities Trust, a Massachusetts business trust, which is the issuer of the RP.

"Gross-Up Tax Rate" has the meaning set forth on page 30 of this Prospectus.

A "holder" of RP means, unless the context otherwise requires, a person who is listed in the records of the Paying Agent as the beneficial owner of one or more shares of RP.

"Initial Dividend Payment Date" has the meaning set forth on page 37 of this Prospectus.

"Initial Dividend Period" means the period commencing on and including the Date of Original Issue thereof and ending on either August 30, 1993, in the case of Series A RP, or on the date set forth on the front cover of this Prospectus, in the case of Series B RP and Series C RP.

 "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract or an option hereon.

"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

"IRS" means the Internal Revenue Service.

"Long Term Dividend Period" has the meaning set forth on page 5 of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page 42 of this Prospectus.

"Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

"Maximum Dividend Rate" has the meaning set forth on page 34 of this Prospectus.

"Maximum Potential Additional Dividend Liability" has the meaning set forth on page B-1 of this Prospectus.

"Moody's" means Moody's Investors Service, Inc.

"Moody's Discount Factor" has the meaning set forth on page B-2 of this Prospectus.

"Moody's Eligible Asset" has the meaning set forth on page B-2 of this Prospectus.

"Moody's Exposure Period" has the meaning set forth on page B-3 of this Prospectus.

"Moody's Hedging Transaction" has the meaning set forth on page B-8 of this Prospectus.

"Moody's Volatility Factor" has the meaning set forth on page B-3 of this Prospectus.

"Municipal Index" means The Bond Buyer Municipal Bond Index.

"Municipal Bonds" has the meaning described on page 15 of this Prospectus.

"1940 Act" means the Investment Company Act of 1940, as amended.

"1940 Act Cure Date" has the meaning set forth on page 17 of this Prospectus.

"1940 Act RP Asset Coverage" has the meaning set forth on page 17 of this Prospectus.

"Non-Call Period" has the meaning described under "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning set forth on page 40 of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page 40 of this Prospectus.

"Notice of Redemption" has the meaning set forth on page 43 of this Prospectus.

"Notice of Revocation" has the meaning set forth on page 38 of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page 38 of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page 42 of this Prospectus.

"Paying Agent" means ______, or any successor company or entity, which has entered into a Paying Agent Agreement with the Fund to act, among other things, as the transfer agent, registrar, dividend and redemption price disbursing agent, settlement agent and agent for certain notifications for the Fund in connection with the RP of each series in accordance with such agreement.

"Paying Agent Agreement" has the meaning set forth on page 29 of this Prospectus.

"Preferred Shares" means the Series A RP, Series B RP and Series C RP, collectively.

"Premium Call Period" has the meaning specified in "Specific Redemption Provisions" below.

"RP" means collectively, the Remarketed Preferred Shares Series B and Remarketed Preferred Shares Series C.

"RP Basic Maintenance Amount" has the meaning set forth on page 17 of this Prospectus.

"Receivables for Municipal Bonds Sold," for purposes of determining Moody's Eligible Assets and, for purposes of determining S&P Eligible Assets, has the meaning set forth on pages B-2 and B-5, respectively, of this Prospectus.

A "record holder" of RP shall mean the Securities Depository or its nominee or such other person or persons listed in the share transfer books of the Fund as the registered holder of one or more shares of RP.

"Reference Rate" has the meaning set forth on page 34 of this Prospectus.

"Remarketing" means each periodic operation of the process for remarketing RP, as described in this Prospectus.

"Remarketing Agent" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and any additional or successor companies or entities which have entered into an agreement with the Fund to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

"Remarketing Agreement" has the meaning set forth on page 30 of this Prospectus.

"Remarketing Date" means any date on which (i) each holder of shares of RP must provide to the Remarketing Agent irrevocable telephonic notice of intent to tender shares in a Remarketing, and (ii) the Remarketing Agent (a) determines the Applicable Dividend Rate for the ensuing Dividend Period, (b) notifies holders, purchasers and tendering holders of shares of RP by telephone, telex or otherwise of the results of the Remarketing and (c) announces the Applicable Dividend Rate.

"Request for Special Dividend Period" has the meaning set forth on page 38 of this Prospectus.

"Response" has the meaning set forth on page 38 of this Prospectus.

"Retroactive Taxable Allocation" has the meaning set forth on page 41 of this Prospectus.

"S&P" means Standard & Poor's Ratings Services.

"S&P Discount Factor" has the meaning set forth on page B-4 of this Prospectus.

"S&P Eligible Asset" has the meaning set forth on page B-5 of this Prospectus.

"S&P Exposure Period" has the meaning set forth on page B-5 of this Prospectus.

"S&P Hedging Transaction" has the meaning set forth on page B-5 of this Prospectus.

"S&P Volatility Factor" has the meaning set forth on page B-5 of this Prospectus.

"Securities Depository" means DTC or any successor company or other entity selected by the Fund as securities depository for RP that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of such series of RP.

"Series A RP" means the Remarketed Preferred Shares, Series A, of the Fund.

"Series B RP" means the Remarketed Preferred Shares, Series B, of the Fund offered hereby.

"Series C RP" means the Remarketed Preferred Shares, Series C, of the Fund offered hereby.

"Settlement Date" means the first Business Day after a Remarketing Date applicable to a share of RP.

"7-day Dividend Period" has the meaning set forth on page 5 of this Prospectus.

"Short Term Dividend Period" has the meaning set forth on page 5 of this Prospectus.

"Special Dividend Period" means a Dividend Period established by the Trustees for RP as described on page 5 of this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period of 365 or more days, either, or any combination of, the designation of
(i) a period (a "Non-Call Period") determined by the Trustees, after consultation with the Remarketing Agent, during which the shares of RP subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Trustees, after consultation with the Remarketing Agent, during each year of which the shares of RP subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $50,000 (in the case of Series A RP) or $25,000 (in the case of Series B RP or Series C RP) plus accumulated but unpaid dividends plus an applicable premium, as determined by the Trustees after consultation with the Remarketing Agent.

"Substitute Commercial Paper Dealers" means such substitute commercial paper dealers as the Trust may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations selected by the Fund to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the RP.

"Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page 35 of this Prospectus.

"Tender and Dividend Reset" means the process pursuant to which RP may be tendered in a Remarketing or held and become subject to the new Applicable Dividend Rate determined by the Remarketing Agents in such Remarketing. "Treasury Bonds" means United States Treasury Bonds with remaining maturities of ten years or more.

"Trustees" means the Trustees of the Fund.

"U.S. Treasury Bill Rate" has the meaning set forth on page 35 of this Prospectus.

"U.S. Treasury Note Rate" has the meaning set forth on page 35 of this Prospectus.

"Valuation Date" has the meaning set forth on page B-5 of this Prospectus.

"Variation Margin" has the meaning set forth on page B-6 of this Prospectus.

                                   APPENDIX A
                       NORMAL SCHEDULE FOR REMARKETING RP

                The normal schedule for remarketing shares of RP subject to Tender and Dividend Reset is described below. As described in this Prospectus, the events occurring on each day of a normal remarketing schedule are subject to change in the event that certain days are not Business Days. All references herein to a particular time of day shall be to New York City time.

Remarketing Date
9:00 a.m.            Deadline for the Remarketing Agent to make available to
                     holders of shares of RP subject to Tender and Dividend
                     Reset non-binding indications of Applicable Dividend Rate for the next succeeding 7-Day Dividend Period or, if applicable, Special Dividend Period.

12:00 noon           Deadline for each holder of shares of RP subject to Tender and Dividend Reset to provide to the Remarketing Agent irrevocable telephonic notice of intent to tender RP for sale in the current Remarketing. Remarketing of tendered shares of RP formally commences.

3:00 p.m.            Deadline for completion of Remarketing. The Remarketing
                     Agent determines the Applicable Dividend Rate for the Dividend Period.

3:30 p.m.            The Remarketing Agent notifies holders, purchasers and
                     tendering holders of RP by telephone, telex or otherwise of the results of the Remarketing. Applicable Dividend Rate is announced.

Settlement Date      New Dividend Period begins. In addition, shares of RP which
(next following      have been tendered and sold in a Remarketing are delivered
Business Day)        against payment through the Securities Depository.

                                   APPENDIX B

                           RATING AGENCY REQUIREMENTS

                This Appendix sets out certain procedures from the Bylaws of the Fund containing conditions determined by S&P and Moody's which the Fund must meet in order to maintain its AAA/"aaa" rating. Generally, these requirements, among other things, impose limitations on the securities in which the Fund may invest (and the amount of its portfolio which may be invested in various types of securities and securities of various issuers), limit the Fund's use of futures, options and forward commitments and may require the Fund to redeem RP as described generally in the Prospectus under "Description of RP--Redemption." Any capitalized terms used in this Appendix but not defined herein are defined elsewhere in the Prospectus.

                                   DEFINITIONS

"Anticipation Notes" shall mean the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

"Deposit Securities" means cash and Municipal Bonds rated at least AAA, A-1+ or SP-1+ by S&P.

"Discounted Value" means (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and
(ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor.

"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

"Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract or an option thereon.

"Market Value" of any asset of the Fund means the market value thereof determined by the Pricing Service. The Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of Municipal Bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Trustees.

"Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be payable with respect to the RP if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other income subject to regular Federal income tax earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

"Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes a Moody's Eligible Asset, the percentage determined by reference to (a) the rating by Moody's or S&P on such Bond and (b) the Moody's Exposure Period, in accordance with the table set forth below:

                                                                          Rating Category
Moody's Exposure Period                      Aaa*        Aa*        A*        Baa*        Other**        VMIG-1***        SP-1+****
                                             ----        ---        --        ----        -------        ---------        ---------
7 weeks or less                              151%        159%      168%       202%          229%           136%             148%
8 weeks or less but greater than seven
  weeks                                      154         164       173        205           235            137              149
9 weeks or less but greater than eight
  weeks                                      158         169       179        209           242            138              150


* Moody's rating.

** Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

*** Municipal Bonds rated MIG-1, VMIG-1 or P-1 by Moody's, which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purpose of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

****Municipal Bonds rated SP-1+ or A-1+ S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purpose of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Bonds, so long as such Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody's but are rated A-1+ or SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means the aggregate of the following:
(i) the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Discounted Value of Municipal Bonds sold (applying the relevant Moody's Discount Factor to such Bonds) as of or prior to such Valuation Date which generated such receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (x) or (y) of the preceding clause (i).

"Moody's Eligible Asset" means cash, Receivables for Municipal Bonds Sold, a short-term Municipal Bond rated VMIG-1, MIG-1 or P-1 by Moody's or SP-1+ or A-1+ by S&P or a Municipal Bond that (i) pays interest in cash; (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB- by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Bond, such Municipal Bond (excluding any short-term Municipal Bond and any Municipal Bond rated BBB-, BBB or BBB+) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating); (iii) does not have its Moody's rating suspended by Moody's; and (iv) is part of an issue of Municipal Bonds of at least $10,000,000. In addition, Municipal Bonds in the Fund's portfolio will be included as Moody's Eligible Assets only to the extent they meet the following diversification requirements:

                                                                 Maximum State
                             Minimum              Maximum        or Territory
                            Issue Size           Underlying      Concentration
Rating                    ($ Millions)        Obligor (%)(1)         (%)(1)(3)
------                    ------------        --------------         ---------
Aaa                            10                   100              100
Aa                             10                   20                60
A                              10                   10                40
Baa                            10                    6                20
Other (2)                      10                    4                12
--------------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) of any territory are limited to 10% of Moody's Eligible Assets. For purposes of the maximum underlying obligor requirement described above, any such Bond backed by a guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.

When the Fund sells a Municipal Bond and agrees to repurchase it at a future date, such Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the RP Basic Maintenance Amount. When the Fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund in connection therewith will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise such Bond will constitute a Moody's Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

"Moody's Exposure Period" means the period commencing on and including a given Valuation Date and ending 48 days thereafter.

"Moody's Hedging Transaction" has the meaning described on page B-8 of this Prospectus.

"Moody's Volatility Factor" means 272% as long as there has not been enacted an increase to the Marginal Tax Rate. If an increase is enacted to the Marginal Tax Rate but not yet implemented, the Moody's Volatility Factor shall be as follows:


           % Change in                    Moody's Volatility
        Marginal Tax Rate                       Factor
        -----------------                       ------
                       5%                        292%
               5% but 10%                        313%
              10% but 15%                        338%
              15% but 20%                        364%
              20% but 25%                        396%
              25% but 30%                        432%
              30% but 35%                        472%
              35% but 40%                        520%


Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

"Other RP" means all Remarketed Preferred Shares of the Fund other than the RP offered here.

"Pricing Service" means Muller Investdata Corp., or any successor company or entity, or any other entity designated from time to time by the Trustees. Notwithstanding the foregoing, the Trustees will not designate a new Pricing Service unless the Fund has received a written confirmation from Moody's and S&P that such action would not impair the ratings then assigned by Moody's and S&P to shares of RP.

"Quarterly Valuation Date" means the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing July 31, 1997.

"RP Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of Series A RP outstanding on such Valuation Date multiplied by the sum of (a) $50,000 and (b) any applicable redemption premium per share attributable to the designation of a Premium Call Period; (B) the product of the number of shares of Series B RP and Series C RP outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium per share attributable to the designation of a Premium Call Period; (C) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each series of RP and Other RP outstanding, in each case, to (but not including) the end of the current Dividend Period for such series of RP that follows such Valuation Date or to (but not including) the 49th day after such Valuation Date, whichever is sooner; (D) the aggregate amount of cash dividends that would accumulate at the Maximum Dividend Rate applicable to a Dividend Period of 28 days (in the case of shares of Series A RP) and 7 days (in the case of shares of Series B RP and Series C RP) outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (E) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (F) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts due and payable by the Fund pursuant to repurchase agreements and any payables for Municipal Bonds purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of any shares of RP or payment of a liability and are either securities issued or guaranteed by the U.S. Government or, with respect to Moody's, have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 and, with respect to S&P, have a rating assigned by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of RP subject to redemption or any of (i)(C) through (i)(G).

"RP Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the RP Basic Maintenance Amount as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

"RP Basic Maintenance Report" means a report signed by the President, Treasurer or any Executive Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in the aggregate), and the RP Basic Maintenance Amount.

"S&P Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes an S&P Eligible Asset, the percentage determined by reference to (a) the rating by S&P or Moody's on such Bond and (b) the S&P Exposure Period, in accordance with the table set forth below:

                                             S&P Rating Category
S&P Exposure Period         AAA               AA               A             BBB
                            ----------------------------------------------------
40 Business Days           190%             195%             210%           250%
22 Business Days           170              175              190            230
10 Business Days           155              160              175            215
7 Business Days            150              155              170            210
3 Business Days            130              135              150            190

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's and such short-term Municipal Bonds referred to in this clause (i) shall qualify as S&P Eligible Assets; provided, however, such short-term Municipal Bonds rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, whether or not they mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds and shall qualify as S&P Eligible Assets.

"S&P Eligible Asset" means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) is issued by any of the 50 states, any territory or possession of the United States, the District of Columbia, and any political subdivision, instrumentality, county, city, town, village, school district or agency (such as authorities and special districts created by the states) of any of the foregoing and certain federally sponsored agencies such as local housing authorities; (ii) is interest bearing and pays interest at least semi-annually;
(iii) is payable with respect to principal and interest in United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Bonds will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated Municipal Bond, such Municipal Bond will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Fund; (vi) is not part of a private placement of Municipal Bonds; and (vii) is part of an issue of Municipal Bonds with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing: (1) Municipal Bonds of any one issuer will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Bonds exceeds 5% of the aggregate Market Value of the S&P Eligible Assets; and
(2) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

"S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the RP Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value of its portfolio at least equal to the RP Basic Maintenance Amount.

"S&P Hedging Transactions" has the meaning described below.

"S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the RP Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

"Variation Margin" means, in connection with an outstanding futures contract or option thereon owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract or option fluctuates.

Notwithstanding the foregoing, the Trustees may, without the vote or consent of the Holders of RP, from time to time amend, alter or repeal certain of the foregoing definitions (or definitions of other terms contained in the Fund's Bylaws) and any such amendment, alteration or repeal will be deemed not to affect the preferences, rights or powers of shares of RP or the Holders thereof, provided the Trustees receive written confirmation from both Moody's and S&P, that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of RP by the rating agency providing such confirmation.

                           RP BASIC MAINTENANCE AMOUNT

BASIC REQUIREMENT. The Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain the RP Basic Maintenance Amount on or prior to the RP Basic Maintenance Cure Date. If, on any Valuation Date, the Fund shall have Moody's Eligible Assets with a Discounted Value which exceeds the RP Basic Maintenance Amount by not more than 5%, the Adviser shall not alter the composition of the Fund's portfolio unless it determines that such action will not cause the Fund to have Moody's Eligible Assets with a Discounted Value less than the RP Basic Maintenance Amount.

REPORTING REQUIREMENTS. The Fund will deliver an RP Basic Maintenance Report to the Remarketing Agent, the Paying Agent, Moody's and S&P as of (i) each Quarterly Valuation Date, (ii) the first day of a Special Dividend Period, and
(iii) any other time when specifically requested by either Moody's or S&P, in each case at or before 5:00 p.m., New York City time, on the third Business Day after such day.

At or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets or S&P Eligible Assets, as the case may be, with an aggregate Discounted Value which exceeds the RP Basic Maintenance Amount by 5% or more or to satisfy the RP Basic Maintenance Amount, the Fund shall complete and deliver to the Remarketing Agent, the Paying Agent, Moody's and S&P an RP Basic Maintenance Report as of the date of such failure. At or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund cures any failure to satisfy the RP Basic Maintenance Amount, the Fund shall complete and deliver to the Remarketing Agent, the Paying Agent, Moody's and S&P an RP Basic Maintenance Report as of the date of such cure.

An RP Basic Maintenance Report or Accountant's Confirmation will be deemed to have been delivered to the Remarketing Agents, the Paying Agent, Moody's and S&P if the Remarketing Agent, the Paying Agent, Moody's and S&P receive a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Remarketing Agent, the Paying Agent, Moody's and S&P for delivery on the next Business Day the full RP Basic Maintenance Report. A failure by the Fund to deliver an RP Basic Maintenance Report shall be deemed to be delivery of an RP Basic Maintenance Report indicating that the Discounted Value for all assets of the Fund is less than the RP Basic Maintenance Amount, as of the relevant Valuation Date.

Within ten Business Days after the date of delivery to the Remarketing Agents, the Paying Agent, S&P and Moody's of an RP Basic Maintenance Report relating to a Quarterly Valuation Date, the Independent Accountant will confirm in writing to the Remarketing Agent, the Paying Agent, S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report (and in any other RP Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date); (ii) that, in such Report (and in such randomly selected Report), (a) the Fund determined in accordance with the Bylaws whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets of an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the RP Basic Maintenance Amount,
(b) the aggregate amount of Dividend Coverage Assets equals or exceeds the Dividend Coverage Amount, and (c) it has obtained confirmation from the Pricing Service that the Market Value of portfolio securities as determined by the Pricing Service equals the mean between the quoted bid and asked prices or the yield equivalent (when quotations are readily available); (iii) that the Fund has excluded from the RP Basic Maintenance Report assets not qualifying as Eligible Assets; and (iv) with respect to such confirmation to Moody's, that the Fund has satisfied the requirements described below imposed by Moody's with respect to transactions in options, futures and forward commitments as of the Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) (such confirmation is herein called the "Accountant's Confirmation"). In preparing the Accountant's Confirmation, the Independent Accountant shall be entitled to rely, without further investigation, on such interpretations of law by the Fund as may have been necessary for the Fund to perform the computations contained in the RP Basic Maintenance Report.

Within ten Business Days after the date of delivery to the Remarketing Agent, the Paying Agent, S&P and Moody's of an RP Basic Maintenance Report relating to any Valuation Date on which the Fund failed to satisfy the RP Basic Maintenance Amount, the Independent Accountant will provide to the Remarketing Agents, the Paying Agent, S&P and Moody's an Accountant's Confirmation as to such RP Basic Maintenance Report.

Within ten Business Days after the date of delivery to the Remarketing Agent, the Paying Agent, S&P and Moody's of an RP Basic Maintenance Report relating to any Valuation Date on which the Fund cured any failure to satisfy the RP Basic Maintenance Amount, the Independent Accountant will provide to the Remarketing Agents, the Paying Agent, S&P and Moody's an Accountant's Confirmation as to such RP Basic Maintenance Report. If any Accountant's Confirmation delivered as required above shows that an error was made in the RP Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets or Moody's Eligible Assets, as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the RP Basic Maintenance Report to the Remarketing Agents, the Paying Agent, S&P and Moody's promptly following receipt by the Fund of such Accountant's Confirmation.

At or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of RP, the Fund will complete and deliver to Moody's and S&P an RP Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will provide to Moody's and S&P an Accountant's Confirmation as to such RP Basic Maintenance Report.

At or before 5:00 p.m., New York City time, on the first Business Day following any date on which the Fund repurchases any outstanding Common Shares, the Fund will complete and deliver to Moody's and S&P an RP Basic Maintenance Report as of the close of business on the date of the repurchase.

               FUTURES AND OPTIONS TRANSACTIONS; FORWARD CONTRACTS

S&P Guidelines. For so long as any shares of RP are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the rating then assigned to the shares of RP by S&P, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds with remaining maturities of ten years or more ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

         (A) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold (1) 1,001 or more outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on Treasury Bonds exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by

$100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (B) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal;

         (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount on two consecutive Valuation Dates and (ii) the Fund is required to pay Variation Margin on the second such Valuation Date;

         (D) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

         (E) when the Fund writes a futures contract or option thereon (including a futures contract or option thereon which requires delivery of an underlying security), it will either maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio. For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the RP Basic Maintenance Amount, such Discounted Value shall, unless the Fund receives written confirmation from S&P to the contrary, be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

MOODY'S GUIDELINES. For so long as any shares of RP are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell put or call options on futures contracts or write put or call options (except covered call or put options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of RP by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:

         (A) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the thirty days preceding the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index having a Market Value exceeding the Market Value of Municipal Bonds constituting Moody's Eligible Assets owned by the Fund;

         (B) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold in the aggregate (1) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 10% of the aggregate Market Value of all Moody's Eligible Assets owned by the Fund and rated Aaa by Moody's, (2) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 50% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or
(3) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 90% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (A) and
(B), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Fund);

         (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

         (D) the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

         (E) the Fund will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date for such type of futures contract or option, or the settlement date immediately thereafter;

         (F) the Fund will not engage in options and futures transactions for leveraging or speculative purposes unless Moody's shall advise the Fund that to do so would not adversely affect Moody's' then current rating of the shares of RP; provided, however, that the Fund will not be deemed to have engaged in a futures or options transaction for leveraging or speculative purposes so long as it has done so otherwise in accordance with the foregoing; and

         (G) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount. For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the RP Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows (unless the Fund receives written confirmation to the contrary from Moody's): (i) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 48 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and
(b) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (a) the exercise price and (b) the Discounted Value of such security; and (iv) futures contracts shall be valued at the lesser of (a) settlement price and (b) the Discounted Value of the subject security, provided that, if a contract matures within 48 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the RP Basic Maintenance Amount, the following amounts shall be added to the RP Basic Maintenance Amount required to be maintained by the Fund (unless the Fund receives written confirmation to the contrary from Moody's): (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Fund is the purchaser under a futures contract, the settlement price of assets to be purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Fund writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Fund writes call options on futures contracts and does not own the underlying contract.

         For so long as any shares of RP are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted above) unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of RP by Moody's except that the

Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

         (A) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short- term, fixed income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a face value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party; and

         (B) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the RP Basic Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the RP Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

                                   APPENDIX C

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody's Investors Service, Inc. describes classifications of bonds as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Ratings Services describes classifications of bonds as follows:

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the higher rated categories.

         BB--Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Fitch Investors Service, Inc. describes classifications of bonds as follows:

         AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on the bonds, and therefore, impair timely payment.

         BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         B--Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

                                   APPENDIX D

                           FUTURES AND RELATED OPTIONS

                                   APPENDIX D
                               OPTIONS AND FUTURES

                              OPTIONS ON SECURITIES

WRITING COVERED OPTIONS

Subject to the limitations imposed on the Fund's use of futures and options transactions by Moody's and S&P for so long as shares of RP are rated by such rating agencies, the Fund may write covered call options and covered put options on optionable securities held in its portfolio when, in the opinion of Putnam, such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS

Subject to the limitations imposed on the Fund's use of futures and options transactions by Moody's and S&P for so long as shares of RP are rated by such rating agencies, the Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Fund's options strategies depends on the ability of Putnam to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on Putnam's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on Putnam's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when Putnam deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities.

                      FUTURES CONTRACTS AND RELATED OPTIONS

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS

Subject to applicable law, and the restrictions imposed on the Fund's use of futures and options transactions by Moody's and S&P for so long as shares of RP are rated by such rating agencies, the Fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS

Subject to the limitations imposed on the Fund's use of futures and options transactions by Moody's and S&P for so long as shares of RP are rated by such rating agencies, the Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Successful use of futures contracts by the Fund is subject to Putnam's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the Fund is subject to Putnam's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

For example, the Municipal Index futures contract currently traded on the Chicago Board of Trade is based on The Bond Buyer Long-Term Municipal Bond Index. This Index is composed of 40 high-quality tax exempt municipal securities. The Index assigns relative weightings to the tax exempt municipal securities included in the Index, and the Index fluctuates with changes in the market values of those bonds. The Municipal Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike U.S. Treasury securities futures contracts which require the actual delivery of the underlying Treasury security at a future date, no delivery of the actual bonds making up the index will take place under an index futures contract. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1,000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1,000).

There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the Fund is also subject to Putnam's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam may still not result in a profitable position over a short time period.

OPTIONS ON INDEX FUTURES.

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

                               OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Putnam or any of the Underwriters. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of RP offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of RP by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall under any circumstances create any implication that the information provided herein is correct at any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.


                                TABLE OF CONTENTS

                                                         Page
Prospectus Summary                                       3
Risk Factors and Special Considerations                  10
Financial Highlights                                     12
The Fund                                                 13
Investment Manager                                       13
Use of Proceeds                                          13
Capitalization                                           14
Investment Objective and Policies                        14
Other Investment Practices                               18
Investment Restrictions                                  19
Trustees and Officers                                    20
Principal Holders of Securities                          24
Investment Management Contract                           24
Administrative Services Contract                         25
Portfolio Transactions                                   27
Determination of Net Asset Value                         28
Remarketing                                              29
Description of RP                                        37
Description of Shares                                    46
Taxation                                                 47
Underwriting                                             51
Custodian, Transfer Agent, Dividend
  Disbursing Agent and Registrar                         52
Legal Matters                                            52
Experts                                                  52
Initial Settlement                                       52
Additional Information                                   52
Unaudited Financial Statements                           53
Report of Independent Accountants                        65
Audited Financial Statements                             66
Glossary                                                 78
Appendix A                                               A-1
Appendix B                                               B-1
Appendix C                                               C-1
Appendix D                                               D-1


                                   $81,000,000
                                Putnam Municipal
                               Opportunities Trust


                         Remarketed Preferred(R) Shares
                                      RP(R)


                              1620 Shares, Series B

                              1620 Shares, Series C



                               P R O S P E C T U S

                               Merrill Lynch & Co.


                                 --------------
              (R) Registered Trademark of Merrill Lynch & Co., Inc.

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (1) Financial Statements: included in Parts A and B:

          (a) Report of Independent Accountants, dated April 30, 1996.

          (b) Portfolio of Investments Owned, dated April 30, 1996.

          (c) Portfolio of Investments Owned, dated October 31, 1996
              (unaudited).

          (d) Statement of Assets and Liabilities, dated April 30, 1996.

          (e) Statement of Assets and Liabilities, dated October 31, 1996 (unaudited).

          (f) Statement of Operations, dated April 30, 1996.

          (g) Statement of Operations, dated October 31, 1996 (unaudited).

          (h) Statement of Changes in Net Assets, dated April 30, 1996.

          (i) Statement of Changes in Net Assets, dated October 31, 1996 (unaudited).

          (j) Financial Highlights, dated April 30, 1996.

          (k) Financial Highlights dated October 31, 1996 (unaudited).

Included in Part C: None.

     (2) Exhibits

          (a) Agreement and Declaration of Trust, dated April 1, 1993--filed herewith as Exhibit 2(a).

          (b)  (1) Form of Amended and Restated Bylaws--filed herewith as
                   Exhibit 2(b)(1).

          (c) Inapplicable

          (d) (1) Form of Certificate representing common shares of beneficial interest--to be filed by amendment.

               (2) Certificate representing Remarketed Preferred Shares Series A ("RPA")--incorporated by reference to the Registrant's Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-49673 and 811-7626).

               (3) Certificate representing Remarketed Preferred Shares, Series B ("RPB")--to be filed by amendment.

               (4) Certificate representing Remarketed Preferred Shares, Series C ("RPC")--to be filed by amendment.

               (5) Portions of Agreement and Declaration of Trust dated April 1, 1993, Relating to Shareholders' Rights--filed herewith as
                    Exhibit 2(d)(5).

               (6) Form of Portions of Amended and Restated Bylaws Relating to Shareholders' Rights--to be filed by Amendment.

          (e) (1) Terms and Conditions of Dividend Reinvestment Plan--filed herewith as Exhibit 2(e)(1).

               (2) Dividend Reinvestment Plan Agency Agreement with Putnam Fiduciary Trust Company and The First National Bank of Boston, dated October 15, 1993--filed herewith as Exhibit 2(e)(2).

          (f)  Inapplicable

          (g) Management Agreement with Putnam Investment Management, Inc. dated May 7, 1993--filed herewith as Exhibit 2(g).

          (h) (1) Purchase Agreement as to the offering of the Registrant's common shares of beneficial interest with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), A.G. Edwards & Sons, Inc., Kemper Securities Incorporated, Shearson Lehman Brothers Inc., Dain Bosworth Incorporated, First of Michigan Corporation, Raymond James & Associates, Inc., The Robinson-Humphrey Company, Inc., Roney & Co., and Tucker Anthony Incorporated, dated May 21, 1993--filed herewith as Exhibit 2(h)(1).

               (2) Purchase Agreement as to the offering of RPA with Merrill Lynch, Shearson Lehman Brothers, Inc., Prudential
                    Securities Incorporated and A.G. Edwards & Sons, Inc., dated July 28, 1993--incorporated by reference to the Registrant's Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-49673 and 811-7626).

               (3) Purchase Agreement as to the offering of RPB and RPC with Merrill Lynch--to be filed by amendment.

          (i) Retirement Plan for Trustees of the Putnam Funds, adopted October 4, 1996--filed herewith as Exhibit 2(i).

          (j) Custodian Agreement, as amended, with Putnam Fiduciary Trust Company, dated July 13, 1992--filed herewith as Exhibit 2(j).

          (k) (1) Investor Servicing Agreement with Putnam Management Company, Inc. and Putnam Fiduciary Trust Company, dated July 1, 1991--filed herewith as Exhibit 2(k)(1).

               (2) Administrative Services Contract with Putnam Investment Management, Inc.-- to be filed by amendment.

               (3) Paying Agent Agreement as to RPA with Bankers Trust Company, dated August 3, 1993--incorporated by reference to the Registrant's Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-49673 and 811-7626).

               (4) Paying Agent Agreement as to RPB and RPC--to be filed by amendment.

               (5) Remarketing Agreement as to RPA with Merrill Lynch, dated August 3, 1993--incorporated by reference to the Registrant's Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-49673 and 811-7626).

               (6) Remarketing Agreement as to RPB and RPC with Merrill Lynch--to be filed by amendment.

          (l) (1) Opinion and Consent of Ropes & Gray--to be filed by amendment.

               (2) Forms of Opinions of Ropes & Gray as to tax matters--filed herewith as Exhibit 2(l)(2).

          (m)  Inapplicable

          (n) Consent of Independent Accountants, dated April 17, 1997--filed herewith as Exhibit 2(n).

          (o)  Inapplicable

          (p)  Initial Capital Agreement, dated May 13, 1993--filed herewith as
               Exhibit 2(p).

          (q)  Inapplicable

          (r)  Financial Data Schedule--to be filed by amendment.

Item 25.  Marketing Arrangements

     Reference is made to the Form of Purchase Agreement for the RPB and RPB, to be filed by amendment.

Item 26.  Other Expenses of Issuance and Distribution

         Securities and Exchange Commission fee ............  [$       ]
         Rating Agencies' Fees .............................  [        ]
         Printing ..........................................  [        ]
         Accounting fees and expenses.......................  [        ]
         Legal fees ........................................  [        ]
         Blue Sky fees and expenses.........................  [        ]
         Miscellaneous......................................  [        ]
                Total.......................................  [$       ]

Item 27.  Persons Controlled by or under Common Control with Registrant

         None.

Item 28.  Number of Record Holders of Securities

                                                     Number of Record Holders
         Title of Class                              as of April 30, 1997
         --------------                              --------------------
         Common                                            [     ]
         Remarketed Preferred Shares, Series A             [     ]

Item 29.  Indemnification

     Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

     SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any

Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

     SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such

Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act, as amended (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                              --------------------

     Reference is made to the Purchase Agreement, to be filed by amendment to this Registration Statement, which contains provisions for the indemnification by the Underwriters and Putnam Investment Management, Inc. of the Registrant and Trustees, officers and controlling persons of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser

     Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.

Name                                        Non-Putnam business and other connections
----                                        -----------------------------------------
Lawrence J. Lasser
    President, Chief Executive Officer
    and Director ...........................Director, Marsh & McLennan Companies, Inc.,
                                            1221 Avenue of the Americas, New York, NY 10020
George Putnam
    Chairman and Director ..................Director, Putnam Mutual Funds Corp.

                                            Director, The Boston Company, Inc.,
                                            One Boston  Place, Boston, MA 02108

                                            Director, Boston Safe Deposit and Trust Company,
                                            One Boston Place, Boston, MA 02108

                                            Director, Freeport-McMoRan, Inc.,
                                            200 Park Avenue, New York, NY 10166

                                            Director, Freeport Copper and Gold, Inc.,
                                            200 Park Avenue, New York,  NY 10166

                                            Director, McMoRan Oil and Gas, Inc.,
                                            200 Park Avenue, New York, NY 10166

                                            Director, General  Mills, Inc.,
                                            9200 Wayzata Boulevard, Minneapolis, MN 55440

                                            Director, Houghton Mifflin Company,
                                            One Beacon Street, Boston, MA 02108

                                            Director, Marsh & McLennan Companies, Inc.,
                                            1221 Avenue of the Americas, New York,  NY 10020

                                            Director, Rockefeller Group, Inc.,
                                            1230  Avenue of the Americas, New York, NY 10020

Item 31. Location of Accounts and Records

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Beverly Marcus; Registrant's investment adviser, Putnam Investment Management, Inc.; Registrant's transfer agent, dividend disbursing agent and registrar, Putnam Investor Services; and Registrant's custodian, Putnam Fiduciary Trust Company. The address of the Clerk, investment adviser, transfer and dividend disbursing agent and custodian is One Post Office Square, Boston, Massachusetts 02109.

Item 32. Management Services

     None.

Item 33. Undertakings

     (1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2)  Inapplicable.

     (3)  Inapplicable.

     (4)  Inapplicable.

     (5)  The undersigned registrant hereby undertakes that:

          (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6)  Inapplicable.

     (7) At such time as the Registrant determines to make a tender or repurchase offer or to propose conversion of the Registrant to open-end status, the Registrant will provide to shareholders a notice thereof containing all of the information specified by Guide 2 or Guide 4 to Form N-2, as the case may be.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Putnam Municipal Opportunities Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.


                                       -9-
3195810.07

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 17th day of April, 1997.

                                          PUTNAM MUNICIPAL OPPORTUNITIES TRUST



                                          By: /s/ Gordon H. Silver
                                              -------------------------------
                                          Name: Gordon H. Silver
                                          Title: Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of April, 1997.

             Signature                               Title

      /s/ George Putnam
---------------------------------      President and Chairman of the Board;
          George Putnam                Principal Executive Officer;
                                       Trustee
      /s/ John D. Hughes
---------------------------------      Senior Vice President, Treasurer and
          John D. Hughes               Principal Financial Officer

      /s/ Paul Bucuvalas
---------------------------------      Assistant Treasurer and Principal
          Paul Bucuvalas               Accounting Officer

      /s/ Jameson A. Baxter
---------------------------------      Trustee
          Jameson A. Baxter

      /s/ Hans H. Estin
---------------------------------      Trustee
          Hans H. Estin

      /s/ John A. Hill
---------------------------------      Trustee
          John A. Hill

      /s/ Ronald A. Jackson
---------------------------------      Trustee
          Ronald A. Jackson

      /s/ Elizabeth T. Kennan
---------------------------------      Trustee
          Elizabeth T. Kennan

      /s/ Lawrence J. Lasser
---------------------------------      Trustee
          Lawrence J. Lasser

      /s/ Robert E. Patterson
---------------------------------      Trustee
          Robert E. Patterson

      /s/ Donald S. Perkins
---------------------------------      Trustee
          Donald S. Perkins

      /s/ George Putnam, III
---------------------------------      Trustee
          George Putnam, III

      /s/ A.J.C. Smith
---------------------------------      Trustee
          A.J.C. Smith

      /s/ William F. Pounds
---------------------------------      Trustee
          William F. Pounds

      /s/ W. Nicholas Thorndike
---------------------------------      Trustee
          W. Nicholas Thorndike

                      PUTNAM MUNICIPAL OPPORTUNITIES TRUST
                      ------------------------------------

                                INDEX TO EXHIBITS
                                -----------------


Exhibit                        Title of Exhibit
-------                        ----------------

2(a)               Agreement and Declaration of Trust
2(b)(1)            Form of Amended and Restated Bylaws
2(d)(5)            Portions of Agreement and Declaration of Trust Relating to
                   Shareholders' Rights
2(e)(1)            Terms and Conditions of Dividend Reinvestment Plan
2(e)(2)            Dividend Reinvestment Plan Agency Agreement
2(g)               Management Contract
2(h)(1)            Purchase Agreement as to the Offering of Common Shares
2(i)               Retirement Plan for Trustees
2(j)               Custodian Agreement
2(k)(1)            Investor Servicing Agreement
2(l)(2)            Forms of Opinions of Ropes & Gray as to Tax Matters
2(n)               Consent of Independent Accountants
2(p)               Initial Capital Agreement
